UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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NORWEGIAN CRUISE LINE HOLDINGS LTD.

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NCLH
NORWEGIAN CRUISE LINE
HOLDINGS LTD.

NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

WyLAND

7665 Corporate Center Drive
Miami, Florida 33126
NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
When		Thursday, June 13, 2019 at 9:00 a.m. (Eastern time)
Where		Pullman Miami 5800 Blue Lagoon Drive Miami, Florida 33126
Items of Business	Proposal 1	Elect the following director nominees to serve as Class III directors on our board of directors for the terms described in the attached Proxy Statement
		• Frank J. Del Rio • Chad A. Leat	• Steve Martinez • Pamela Thomas-Graham
	Proposal 2	Approval, on a non-binding, advisory basis, of the compensation of our named executive officers
	Proposal 3	Approval of the amendment and restatement of our bye-laws to delete obsolete provisions
	Proposal 4	Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2019 and the determination of PwC’s remuneration by our Audit Committee
Additional Items
Receive the audited financial statements (together with the auditor’s report) for the year ended December 31, 2018 pursuant to the Bermuda Companies Act 1981, as amended, and our bye-laws
Consider any other business which may properly come before the 2019 Annual General Meeting or any postponement or adjournment

Attending the Annual General Meeting
You will be asked to provide photo identification and appropriate proof of ownership to attend the meeting. You can find more information under “About the Annual General Meeting and Voting” in the accompanying Proxy Statement.

Who Can Vote		Holders of each NCLH ordinary share at the close of business on April 1, 2019
How to Vote in Advance

Your vote is important. Please vote as
soon as possible by one of the
methods shown below. Be sure to
have your proxy card, voting
instruction form or Notice of Internet
Availability of Proxy Materials in hand:

By telephone — You can vote your shares by calling the number provided in your proxy card or voting instruction form
By Internet — You can vote your shares online at www.proxyvote.com
By mail — Complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope provided
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
Norwegian Cruise Line Holdings Ltd.’s Proxy Statement and 2018 Annual Report are available at www.nclhltdinvestor.com or www.proxyvote.com.

All shareholders are cordially invited to attend the meeting in person. We direct your attention to the accompanying Proxy Statement. Whether or not you plan to attend the meeting in person, you are urged to submit your proxy or voting instructions as promptly as possible by Internet, telephone or mail to ensure your representation and the presence of a quorum at the Annual General Meeting. If you attend the meeting and wish to vote in person, you may withdraw your proxy or voting instructions and vote your shares personally. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.
By Order of the Board of Directors,
Daniel S. Farkas
Executive Vice President,
General Counsel and Assistant Secretary
April 26, 2019

PROXY STATEMENT

For definitions of terms used in this Proxy Statement, but not otherwise defined, see “Terms Used in this Proxy Statement” on page 66.
 2019 Proxy Statement / i

PROXY SUMMARY
2019 Annual General Meeting of Shareholders

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider before casting your vote. We encourage you to read the entire Proxy Statement for more information about these topics prior to voting.

DATE AND TIME	PLACE	RECORD DATE
Thursday, June 13, 2019 9:00 a.m. (Eastern Time)	Pullman Miami 5800 Blue Lagoon Drive Miami, Florida 33126	April 1, 2019
Shareholder Voting Matters

BOARD RECOMMENDATION
Election of four Class III directors	FOR each director nominee
Approval, on a non-binding, advisory basis, of the compensation of our named executive officers	FOR
Approval of amendment and restatement of our bye-laws to delete obsolete provisions	FOR
Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2019 and the determination of PwC’s remuneration by our Audit Committee	FOR
 2019 Proxy Statement / 1

PROXY SUMMARY
Board Nominees

Class III (Term to Expire in 2022)
Name	Age	Director Since	Independent	Occupation	Committee Memberships	Other Current Public Company Boards
Frank J. Del Rio	64	2015		President and Chief Executive Officer, Norwegian Cruise Line Holdings Ltd.
Chad A. Leat	63	2015		Former Vice Chairman of Global Banking, Citigroup Inc.	• Audit (Chair) • Compensation	• TPG Pace Holdings Corp.
Steve Martinez	50	2008		Senior Partner, Private Equity and Head of Asia Pacific, Apollo
Pamela Thomas- Graham	55	2018		Founder and Chief Executive Officer, Dandelion Chandelier LLC	• Audit • TESS*	• The Clorox Company • The Bank of N.T. Butterfield & Son Limited
*
Technology, Environmental, Safety and Security (“TESS”) Committee

Directors Continuing in Office

Class I (Term Expires in 2020)
Name	Age	Director Since	Independent	Occupation	Committee Memberships	Other Current Public Company Boards
David M. Abrams	52	2014		Head of Investments and Strategy, Harris Blitzer Sports and Entertainment	• Nominating & Governance (Chair)
John W. Chidsey	56	2013		Former Chairman and Chief Executive Officer, Burger King	• Compensation (Chair) • Audit	• Brinker International, Inc. • Encompass Health Corporation
Russell W. Galbut (Chairperson)	66	2015		Managing Principal, Crescent Heights	• Compensation
Class II (Term Expires in 2021)
Name	Age	Director Since	Independent	Occupation	Committee Memberships	Other Current Public Company Boards
Adam M. Aron	64	2008		Chief Executive Officer and President, AMC Entertainment Holdings, Inc.		• AMC Entertainment Holdings, Inc.
Stella David	56	2017		Former Chief Executive Officer, William Grant & Sons Limited	• Nominating & Governance • TESS
Mary E. Landry	62	2018		Former Rear Admiral, U.S. Coast Guard	• TESS (Chair) • Nominating & Governance
2 /

PROXY SUMMARY
Director Skills and Experience

Travel, leisure & entertainment industries	5/10
Executive leadership	9/10
Global operations & strategy	6/10
Financial	6/10
Public company	5/10
Maritime	3/10
Sales & marketing	3/10
Our directors have an effective mix of backgrounds, experience and diversity of perspective.
Corporate Governance Information

Independent Board chairperson
Fully independent Board committees
Focus on Board refreshment, with 3 of 10 directors appointed in the last 3 years
Board is 30% female and 60% diverse
Independent directors meet regularly in executive session
All directors attended at least 75% of meetings held
Shareholder ability to call special meetings
Shareholder ability to act by written consent
Majority voting for directors
Robust Board risk oversight process
Annual Board and committee self-evaluations
Annual vote on named executive officer compensation
Share ownership policy for directors and executive officers
Comprehensive clawback policy
Prohibition on hedging and short sales of NCLH securities by directors and senior officers
Prohibition on pledging of NCLH shares by directors and senior officers(1)
No poison pill

(1)
From October 2017 forward.

 2019 Proxy Statement / 3

PROXY SUMMARY
Executive Compensation Highlights

WHAT WE DO	WHAT WE DON’T DO
Annual cash performance incentives earned based on pre-established targets for entity-wide financial performance	Tax “gross-up” provisions
Annual cash performance incentives earned varies based on performance, as demonstrated by no payout in 2016 and maximum payout in 2018	Allow officers and directors to hedge, short-sell or pledge
The majority, 60%, of our President and Chief Executive Officer’s 2018 annual equity awards are performance-based and in 2019, 75% will be performance-based	“Single-trigger” change in control payments or benefits
All named executive officers (“NEOs”) received a combination of performance-based and time-based annual equity awards	Reprice stock options without shareholder approval
Share ownership policy	No automatic base salary increases for NEOs

Performance share unit (“PSU”) awards for both 2017 and 2018 are being reported in the same year due to the application of accounting principles, which inflates the compensation being reported for 2018.

4 /

PROXY SUMMARY

Without his 2017 PSU grant, which was included due to the application of accounting principles, the CEO's 2018 compensation would be $14,873,324.

2018 CEO Reported Compensation
2017 PSUs - $7.7M
2017 PSU Award
2018 PSUs - $4.5M
Total CEO Pay Summary Compensation Table $22.6M
2018 RSUs - $3.0M
Total 2018 Pay Elements
$14.9M
87% at Risk Pay
2018 Annual Cash Performance Incentive - $5.4M
All other - $0.2M
Salary -$1.8M

 2019 Proxy Statement / 5

7665 Corporate Center Drive
Miami, Florida 33126
PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 13, 2019

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by our board of directors (our “Board”) to be used at our annual general meeting for 2019 to be held at the Pullman Miami, 5800 Blue Lagoon Drive, Miami, Florida 33126, on Thursday, June 13, 2019 at 9:00 a.m. (Eastern time), and any adjournments or postponements thereof  (the “Annual General Meeting”). References in this Proxy Statement to “we,” “us,” “our,” “Company” and “NCLH” refer to Norwegian Cruise Line Holdings Ltd.
Proxy materials for the Annual General Meeting, including this Proxy Statement and our 2018 Annual Report to Shareholders, which includes our 2018 financial statements (“2018 Annual Report”), were first made available to shareholders on or about April 26, 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON JUNE 13, 2019

The Notice of Annual General Meeting of Shareholders, this Proxy Statement and our 2018 Annual Report are available on our website at www.nclhltdinvestor.com. The information that appears on our website is not part of, and is not incorporated by reference into, this Proxy Statement. You can also view these materials at www.proxyvote.com by using the 16-digit control number provided on your proxy card or Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).

As permitted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders primarily over the Internet. We believe that this process expedites shareholders’ receipt of these materials, lowers the costs of our Annual General Meeting and reduces the environmental impact of mailing printed copies.

We are mailing to each of our shareholders, other than those who previously requested electronic or paper delivery, a Notice of Internet Availability containing instructions on how to access and review the proxy materials, including the Notice of Annual General Meeting of Shareholders, this Proxy Statement and our 2018 Annual Report, on the Internet. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials and a proxy card or voting instruction form. If you received a Notice of Internet Availability by mail or our proxy materials by e-mail, you will not receive a printed copy of the proxy materials unless you request one. If you received paper copies of our proxy materials, you may also view these materials on our website at www.nclhltdinvestor.com or at www.proxyvote.com.

6 /

PROPOSAL 1 — ELECTION OF DIRECTORS
General

Pursuant to our bye-laws, the number of directors on our Board must be at least seven but no more than eleven, and is determined by resolution of our Board. Our Board currently consists of ten directors and is divided into three classes. The members of each class serve for staggered three-year terms.
Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. A director appointed by our Board to fill a vacancy (including a vacancy created by an increase in the size of our Board) will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.
At the Annual General Meeting, shareholders will be asked to elect four directors to our Board as Class III directors. Our Nominating and Governance Committee recommended, and our Board nominated, Mr. Frank J. Del Rio, Mr. Chad A. Leat, Mr. Steve Martinez and Ms. Pamela Thomas-Graham as our Class III director nominees. If elected, each of the nominees will serve until our 2022 annual general meeting and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.
If any of the nominees becomes unable or unwilling for good cause to serve if elected, shares represented by validly delivered proxies will be voted for the election of a substitute nominee designated by our Board or our Board may determine to reduce the size of our Board. Each person nominated for election has consented to be named in this Proxy Statement and agreed to serve if elected. There are no family relationships between or among any of our executive officers, directors or director nominees.

 2019 Proxy Statement / 7

PROPOSAL 1 — ELECTION OF DIRECTORS
Directors Standing for Election

Class III Director Nominees (Term to Expire in 2022)
FRANK J. DEL RIO President and Chief Executive Officer of our Company
Mr. Del Rio brings his extensive knowledge of the cruise industry, entrepreneurial spirit and command of the day-to-day operations of our Company to our Board. He has served as an executive in the cruise industry for over 25 years and was responsible for the successful integration of our Company and Prestige. Under his leadership, our Company has grown to a fleet of 26 ships and has achieved significant milestones including the successful introduction of five new vessels to our fleet and the introduction of our latest private island destination, Harvest Caye, Belize. During his time at the helm of our Company, we also ordered additional ships for our fleet, bringing the total on order to eleven, and broke ground on a new, dedicated terminal for our Company at PortMiami. Mr. Del Rio was appointed to the Board pursuant to his employment agreement and provides a vital link between our Board and our management team.
Experience
•
President and Chief Executive Officer, NCLH: January 2015 – Present

•
Founder, Oceania Cruises and Chief Executive Officer, Prestige (or its predecessor): October 2002 – September 2016

•
Co-Chief Executive Officer, Executive Vice President and Chief Financial Officer, Renaissance Cruises: 1993 to April 2001

Education
•
B.S. in Accounting, University of Florida

Age: 64 Director Since: August 2015 Favorite Destination: Capri
CHAD A. LEAT Former Vice Chairman of Global Banking, Citigroup Inc.
Mr. Leat brings to our Board financial and strategic expertise from his nearly 30-year career on Wall Street in capital markets and banking. His significant tenure as an executive with global responsibilities and related risk-oversight responsibilities informs his work as the Chairperson of our Audit Committee. His extensive knowledge of finance provides him with unique insights to our Company’s strategic planning and finances. Additionally, his position on other audit committees enhances his understanding of accounting, internal controls and procedures for financial reporting, risk management oversight and other audit committee functions.
Experience
•
Retired in 2013 as Vice Chairman of Global Investment Banking, Citigroup Inc.

•
Global Head of Loans and Leveraged Finance, Citigroup Inc.: 1998 until 2005

•
Joined Salomon Brothers in 1997 as a partner in High Yield Capital Markets, which became Citigroup Inc. in 1998

•
Began his career on Wall Street at The Chase Manhattan Corporation in its Capital Markets Group in 1985 where he ultimately became the head of its Syndications, Structured Sales and Loan Trading businesses

Current Public Company Boards
•
Chairman of the Audit Committee, TPG Pace Holdings Corp. (NYSE:TPGH)

Past Public Company Boards
•
Chairman of the Audit Committee, TPG Pace Energy Holdings Corp.

•
Chairman of the Audit Committee, Pace Holdings Corp.

•
Global Indemnity plc

Current Private Company Boards
•
Chairman, MidCap Financial, PLC, a middle-market direct commercial lending business

•
Chairman, J. Crew Operating Corp.

Past Private Company Boards
•
Chairman of the Audit Committee, BAWAG P.S.K.

•
Chairman, HealthEngine LLC

Education
•
B.S., University of Kansas

Age: 63 Director Since: November 2015 Independent Director Committees: • Audit (Chair) • Compensation Favorite Destination: Cuba
8 /

PROPOSAL 1 — ELECTION OF DIRECTORS
STEVE MARTINEZ Senior Partner, Private Equity and Head of Asia Pacific, Apollo
Mr. Martinez provides our Board with insights gained throughout his over 20-year career analyzing and investing in public and private companies. Through his tenure on our Board and participation in the diligence of Apollo’s prior investments in both our Company and Prestige, Mr. Martinez has gained a significant understanding of the cruise industry and the fundamentals of our operations. He also has significant experience serving on other boards.
Experience
•
Senior Partner, Private Equity and Head of Asia Pacific, Apollo, one of the world’s largest alternative investment managers: 2000 – Present

•
Member of the Mergers and Acquisitions department, Goldman, Sachs & Co., with responsibilities in merger structure negotiation and financing

•
Bain & Company Tokyo, advised U.S. corporations on corporate strategies in Japan

Past Public Company Boards
•
Rexnord Corporation

•
Hughes Telematics

•
Goodman Global

•
Allied Waste Industries

•
Hayes-Lemmerz International

Current Private Company Boards
•
Ventia Services Group Pty Limited, an Australian operations and facilities management services company

•
Clix Capital, an India-based financial services firm

•
Veritable Maritime, an owner of crude oil tankers

Past Company Boards
•
Nine Entertainment Corporation, an Australia-based television broadcast and media company

•
Jacuzzi Brands

•
Prestige (prior to the Acquisition)

Education
•
M.B.A., Harvard Business School

•
B.A., University of Pennsylvania

•
B.S., Wharton School of Business, University of Pennsylvania

Age: 50 Director Since: January 2008 Favorite Destination: Mediterranean
 2019 Proxy Statement / 9

PROPOSAL 1 — ELECTION OF DIRECTORS
PAMELA THOMAS-GRAHAM Founder and Chief Executive Officer, Dandelion Chandelier LLC
Ms. Thomas-Graham provides our Board with experience cultivated over 20 years of serving in executive leadership roles. She also offers expertise in marketing, brand management and human capital development. From her significant tenure as a public company director, she is also able to share with our Board insights gained from her experience overseeing corporate governance, financial reporting and controls, risk management, business strategies and operations of other companies. Ms. Thomas-Graham was identified for consideration by our Nominating and Governance Committee to serve as a director through an independent director on our Board.
Experience
•
Founder and Chief Executive Officer, Dandelion Chandelier LLC, a private digital media enterprise focused on global luxury: August 2016 – Present

•
Chair, New Markets, Credit Suisse Group AG, a global financial services company: October 2015 to June 2016

•
Chief Marketing and Talent Officer, Head of Private Banking & Wealth Management New Markets, and member of the Executive Board, Credit Suisse: January 2010 to October 2015

•
Managing director in the private equity group at Angelo, Gordon & Co.: 2008 to 2009

•
Group President, Liz Claiborne, Inc.: 2005 to 2007

•
Chairman, President, and Chief Executive Officer, CNBC: 2001 to 2005

•
Executive Vice President, NBCUniversal

•
President and Chief Executive Officer, CNBC.com

•
Began her career at McKinsey & Company, a global consulting firm, in 1989, and became the firm’s first African-American female partner in 1995

Current Public Company Boards
•
The Clorox Company (NYSE: CLX), Lead Independent Director and member of the Nominating Corporate Governance and Corporate Responsibility Committee

•
The Bank of N.T. Butterfield & Son Limited (NYSE: NTB), member of Audit and Nominating and Governance Committees

Current Private Company Boards
•
Peloton Interactive, Inc.

Education
•
J.D., Harvard University

•
M.B.A., Harvard University

•
B.A. in Economics, Harvard University

Age: 55 Director Since: April 2018 Independent Director Committees: • Audit • TESS Favorite Destination: Alaska
Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.
10 /

PROPOSAL 1 — ELECTION OF DIRECTORS
Directors Continuing in Office

The following is biographical information on the remainder of our directors continuing in office as well as the key attributes, experience and skills that our Board believes such current directors contribute to our Board.
Class I (Term Expires in 2020)
DAVID M. ABRAMS Head of Investments and Strategy, Harris Blitzer Sports and Entertainment
Mr. Abrams shares over 20 years of experience in sports and entertainment, private equity, finance and investment banking with our Board. His expertise includes developing new businesses, financial strategy and the credit markets.
Experience
•
Head of Investments and Strategy, Harris Blitzer Sports and Entertainment, which owns the Philadelphia 76ers, the New Jersey Devils, the Prudential Center and esports franchise, Dignitas: January 2019 – Present

•
Senior Managing Director, Cerberus European Capital Advisors, LLP, a private investment firm: January 2016 to March 2018

•
Partner, Apollo, and founder of the Apollo European Principal Finance Fund franchise, which he ran from 2007 until 2015

•
Controlling shareholder of Keemotion SPRL, a leading sports technology company with operations in the U.S. and Europe: January 2015 – Present

•
Co-Managing Partner of the Scranton/Wilkes-Barre RailRiders, the AAA-Affiliate of the New York Yankees: November 2014 – Present

•
Managing Director, Leveraged Finance Group, Credit Suisse, based in London and New York: 1996 through 2007

•
Founder and Head of the Specialty Finance Investment business, Credit Suisse, which included investing in non-performing loans portfolios and distressed assets: 2004 through 2007

•
Founding member and Co-Head, Global Distressed Sales and Trading Group, Credit Suisse (and its predecessor Donaldson, Lufkin & Jenrette, Inc.): 1996 through 2004

•
Associate/Vice President, Argosy Group, a boutique corporate restructuring firm

•
Analyst, Investment Banking Division, Bear Stearns & Co.: 1989

Current Private Company Boards
•
Keemotion SPRL

Education
•
B.S. in Economics, Wharton School of Business, University of Pennsylvania

Age: 52 Director Since: April 2014 Independent Director Committees: • Nominating & Governance (Chair) Favorite Destination: Hawaii
 2019 Proxy Statement / 11

PROPOSAL 1 — ELECTION OF DIRECTORS
JOHN W. CHIDSEY Former Chairman and Chief Executive Officer, Burger King
Mr. Chidsey contributes an in-depth understanding of the opportunities and demands of running a multi-national corporation to our Board. Through his legal, finance and accounting background and his leadership roles at Burger King and Cendant, he developed skills that provide insight into the unique logistical demands of the cruise industry. His experience with public company leadership roles helps him align our Board with what our shareholders value most.
Experience
•
Burger King Holdings, Inc., Chief Executive Officer: April 2006 – October 2010

•
Burger King Holdings, Inc., President and Chief Financial Officer: September 2005 – April 2006

•
Burger King Holdings, Inc., President, North America: June 2004 – September 2005

•
Burger King Holdings, Inc., Executive Vice President, Chief Administrative and Financial Officer: March 2004 – June 2004

•
Cendant: Chairman and Chief Executive Officer of the Vehicle Services Division, a $5.9 billion division, which included Avis Rent A Car, Budget Rent A Car Systems, PHH and Wright Express, and the Financial Services Division, a $1.4 billion division, which included Jackson Hewitt; Senior Vice President, Preferred Alliances: 1996 – 2003

•
Pepsi (beginning 1992): various senior leadership roles including Director of Finance, Pepsi-Cola Eastern Europe; Chief Financial Officer, PepsiCo World Trading Co., Inc.

Current Public Company Boards
•
Brinker International Inc. (NYSE: EAT)

•
Encompass Health Corporation (formerly HealthSouth) (NYSE: EHC)

Past Public Company Boards
•
Burger King Holdings, Inc., Chairman of the Board

Current Private Company Boards
•
TopTech Holdings, LLC (executive board member), a provider of a comprehensive, cloud-based technology platform

•
Instawares Holding Company

•
Talon Aerolytics

Current Academic Boards
•
Board of Trustees, Davidson College

Education
•
M.B.A. in Finance and Accounting, Emory University

•
J.D., Emory University

•
B.A., Davidson College

Age: 56 Director Since: April 2013 Independent Director Committees: • Compensation (Chair) • Audit Favorite Destination: Scandinavia
12 /

PROPOSAL 1 — ELECTION OF DIRECTORS
RUSSELL W. GALBUT Managing Principal, Crescent Heights
For over 33 years, Mr. Galbut has been active in the urban mixed-use real estate sector, which has included fostering relationships with complementary retail, hospitality, and food and beverage brands. Mr. Galbut provides our Board with unique insights into complex development projects such as our new facility at PortMiami, private island destinations, port development projects and design and hotel operations for our newbuild ships.
Experience
•
Managing Principal, Crescent Heights, a leading urban real estate firm, specializing in the development, ownership, and operation of architecturally distinctive, mixed-use high-rises in major cities across the United States: 1989 – Present

Current Academic Boards
•
The Dean’s Advisory Board, Cornell University School of Hotel Administration

Past Private Company Boards
•
Prestige (prior to the Acquisition)

Education
•
J.D., University of Miami School of Law

•
Degree in Hotel Administration, Cornell University School of Hotel Administration

Age: 66 Chairperson of our Board Director Since: November 2015 Independent Director Committees: • Compensation Favorite Destination: Alaska
Class II (Term Expires in 2021)
ADAM M. ARON Chief Executive Officer and President, AMC Entertainment Holdings, Inc.
Mr. Aron has 39 years of experience managing companies operating in the travel, leisure and entertainment industries. He provides our Board with, among other skills, valuable insight and perspective on the travel and leisure operations of our Company.
Experience
•
Chief Executive Officer and President, AMC Entertainment Holdings, Inc., a theatrical exhibition company: January 2016 – Present

•
Chief Executive Officer, Starwood Hotels and Resorts Worldwide, Inc., on an interim basis: February 2015 – December 2015

•
Chairman and Chief Executive Officer, World Leisure Partners, Inc., a personal consultancy for travel and tourism, high-end real estate development and professional sports: since 2006

•
Chief Executive Officer, Philadelphia 76ers: 2011 to 2013

•
Chief Executive Officer, Vail Resorts, Inc.: 1996 to 2006

•
President and Chief Executive Officer, Norwegian Cruise Line: 1993 to 1996

•
Senior Vice President, Marketing, United Airlines: 1990 to 1993

•
Senior Vice President, Marketing, Hyatt Hotels Corporation: 1987 to 1990

Current Public Company Boards
•
AMC Entertainment Holdings, Inc. (NYSE: AMC)

Past Public Company Boards
•
Starwood Hotels and Resorts Worldwide, Inc.: August 2006 – December 2015

•
Vail Resorts, Inc., Chairman: 1996 – 2006

Current Advisory Boards
•
The Council on Foreign Relations

Past Private Company Boards and Organizations
•
Prestige (prior to the Acquisition)

•
Young Presidents’ Organization

•
Business Executives for National Security

Education
•
M.B.A., Harvard Business School

•
B.A., Harvard College

Age: 64 Director Since: January 2008 Favorite Destination: Portofino
 2019 Proxy Statement / 13

PROPOSAL 1 — ELECTION OF DIRECTORS
STELLA DAVID Former Chief Executive Officer, William Grant & Sons Limited
Ms. David has extensive experience running multi-national corporations and has significant expertise in marketing and branding. As the leader of William Grant & Sons Limited, she was responsible for the significant growth of the business, in particular their premium and luxury brands, and for leading the company’s expansion into new markets. In addition, Ms. David also has extensive experience as a director and is able to share the knowledge she has gained regarding corporate governance and risk management with our Board.
Experience
•
Interim Chief Executive Officer, C&J Clark Limited, an international shoe manufacturer and retailer: June 2018 – April 2019

•
Chief Executive Officer, William Grant & Sons Limited, an international spirits company: August 2009 until March 2016

•
Various positions at Bacardi Ltd. over a fifteen-year period, including Senior Vice President and Chief Marketing Officer: 2005 through 2009; and Chief Executive Officer of the U.K., Irish, Dutch and African business: 1999 to 2004

Current Private Company Boards
•
Bacardi Limited: June 2016 – Present

•
C&J Clark Limited: March 2012 – Present

•
HomeServe Plc: November 2010 – Present

Past Company Boards
•
Nationwide Building Society: 2003 to 2010

Education
•
Degree in Engineering, Cambridge University

Age: 56 Director Since: January 2017 Independent Director Committees: • Nominating & Governance • TESS Favorite Destination: The next cruise I take.
MARY E. LANDRY Former U.S. Coast Guard Rear Admiral
Ms. Landry developed a strong background in marine safety, risk management and government policy over the course of her 35-year career with the U.S. government, including service on the White House National Security Council and active duty in the U.S. Coast Guard. She brings expertise regarding the maritime operations of our Company and deep insight into our risk mitigation, preparedness, resilience and cybersecurity strategies to our Board.
Experience
•
White House National Security Council, Special Assistant to the President and Senior Director for Resilience Policy: 2013 – 2014

•
Various active duty positions with the U.S. Coast Guard, including: Director, Incident Management Preparedness Policy: 2012 – 2015; Commander, Eighth Coast Guard District: 2009 – 2011, where she oversaw operations for a region including 26 states with over 10,000 active, reserve, civilian, and auxiliary personnel under her command; Director of Governmental and Public Affairs: 2007 – 2009; various tours from 1980 – 2007, which culminated in her advancement to Rear Admiral

Current Industry Boards
•
United States Automobile Association (USAA)

•
SCORE Association

Education
•
National Security Fellowship, Harvard University

•
M.A. in Marine Affairs, University of Rhode Island

•
M.A. in Management, Webster University

•
B.A. in English, University of Buffalo

•
National Association of Corporate Directors, Board Leadership Fellow

•
Holds the CERT Certificate in Cybersecurity Oversight

Age: 62 Director Since: June 2018 Independent Director Committees: • TESS (Chair) • Nominating & Governance Favorite Destination: Mediterranean
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CORPORATE GOVERNANCE
Shareholder Engagement

We believe that strong relationships with our shareholders are critical to our long-term success. Our shareholder outreach program is led by a cross-functional team including members of our Investor Relations and Legal departments. Through this year-round outreach, we solicit feedback on our executive compensation program, corporate governance, disclosure practices and corporate social responsibility programs and long-term goals. We frequently include our Board members in our engagement meetings and share feedback with our entire Board.
In response to our 2018 Say-on-Pay vote, we initiated engagement with shareholders owning approximately 50% of our ordinary shares and had meetings, led by our Compensation Committee Chairperson, with shareholders owning approximately 32% of our outstanding ordinary shares as of December 31, 2018.
Corporate Governance Cycle
 2019 Proxy Statement / 15

CORPORATE GOVERNANCE
Governance and Compensation Enhancements

Since our IPO, we have continued to enhance our coporate governance and compensation practices.
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CORPORATE GOVERNANCE
Board Diversity

Our Board’s commitment to seeking out women and minority candidates as well as candidates with diverse backgrounds is formalized in our Corporate Governance Guidelines.
Board of Directors

Board Leadership Structure
Chairperson: Russell W. Galbut Number of Board Meetings in 2018 Board and Committee Meeting Attendance Annual General Meeting Attendance
Our Board believes its current leadership structure best serves the objectives of our Board’s oversight of management, our Board’s ability to carry out its roles and responsibilities on behalf of our shareholders, and our overall corporate governance. Our Board and each of its committees are currently led by independent directors, with our President and Chief Executive Officer separately serving as a member of our Board. Our Board believes that participation of our President and Chief Executive Officer as a director, while keeping the roles of President and Chief Executive Officer and Chairperson of the Board separate, provides the proper balance between independence and management participation at this time. By having a separate Chairperson of the Board, we maintain an independent perspective on our business affairs, and at the same time, through the President and Chief Executive Officer’s participation as a director, our Board maintains a strong link between management and our Board. We believe this leadership structure promotes clear communication, enhances strategic planning, and improves implementation of corporate strategies. Our current leadership structure is:

	• Frank J. Del Rio	President, Chief Executive Officer and Director
	• Russell W. Galbut*	Chairperson of the Board
	• Chad A. Leat*	Chairperson of the Audit Committee
	• John W. Chidsey*	Chairperson of the Compensation Committee
	• David M. Abrams*	Chairperson of the Nominating and Governance Committee
	• Mary E. Landry*	Chairperson of the TESS Committee
* Independent Director Our Board periodically reviews the leadership structure of our Board and may make changes in the future.
 2019 Proxy Statement / 17

CORPORATE GOVERNANCE
Board Meeting Attendance
During 2018, there were five meetings of our Board, six meetings of our Audit Committee, three meetings of our Compensation Committee and five meetings of our Nominating and Governance Committee. Our TESS Committee was formed in 2019. Each of our directors attended at least 75% of the aggregate of all meetings of our Board and of any committees on which he or she served during 2018. Pursuant to our Corporate Governance Guidelines, in addition to regularly scheduled Board meetings, during 2018, our independent directors held four regularly scheduled executive sessions without the presence of Company management. Our Chairperson of the Board presides at such executive sessions.
We do not have a formal policy regarding Board member attendance at the annual general meeting of shareholders. Eight of our directors and director nominees attended the annual general meeting of shareholders in 2018 in person or telephonically.

Board Committees

The standing committees of our Board include the Audit Committee, Compensation Committee, Nominating and Governance Committee and TESS Committee. Each committee has adopted a written charter and a copy of each committee charter is posted under “Corporate
Governance” on our website at www.nclhltdinvestor.com. In addition to these committees, our Board may, from time to time, authorize additional Board committees to assist the Board in its responsibilities.

Chairperson: Chad A. Leat Number of Meetings in 2018 Other Committee Members • Chidsey • Thomas-Graham
Audit Committee

Primary Responsibilities
The principal duties and responsibilities of our Audit Committee are to:
•
oversee and monitor the integrity of our financial statements;

•
monitor our financial reporting process and internal control system;

•
appoint our independent registered public accounting firm from time to time, determine its compensation and other terms of engagement and oversee its work;

•
oversee the performance of our Internal Audit function; and

•
oversee our compliance with legal, ethical and regulatory matters.

Our Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.
Independence
All Audit Committee members are considered independent as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under applicable rules of the New York Stock Exchange (the “NYSE”).
Audit Committee Financial Experts
Our Board has determined that all of our Audit Committee members qualify as audit committee financial experts as defined in Item 407(d)(5) of Regulation S-K. Their biographies are available under “Proposal 1 — Election of Directors.”

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CORPORATE GOVERNANCE
Chairperson: John W. Chidsey Number of Meetings in 2018 Other Committee Members • Galbut • Leat
Compensation Committee

Primary Responsibilities
The principal duties and responsibilities of our Compensation Committee are to:
•
provide oversight of the planning, design and implementation of our overall compensation and benefits strategies and to approve (or recommend that our Board approve) changes to our executive compensation plans, incentive compensation plans, equity-based plans and benefits plans;

•
establish and administer incentive compensation, benefit and equity-related plans;

•
establish corporate goals, objectives, salaries, incentives and other forms of compensation for our President and Chief Executive Officer and our other executive officers;

•
provide oversight of and review the performance of our President and Chief Executive Officer and other executive officers; and

•
review and make recommendations to our Board with respect to the compensation and benefits of our non-employee directors.

Our Compensation Committee is also responsible for reviewing the “Compensation Discussion and Analysis” and for preparing the Compensation Committee Report included in this Proxy Statement.
Our Compensation Committee considers recommendations of our President and Chief Executive Officer in reviewing and determining the compensation, including equity awards, of our other executive officers. In addition, our Compensation Committee has the power to appoint and delegate matters to a subcommittee comprised of at least one member of our Compensation Committee. Our Compensation Committee does not currently intend to delegate any of its responsibilities to a subcommittee.
Our Compensation Committee is authorized to retain compensation consultants to assist in the review and analysis of the compensation of our executive officers. As further described under “Executive Compensation — Compensation Discussion and Analysis”, our Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) to advise it regarding the amount and types of compensation that we provide to our executive officers, how our compensation practices compared to the compensation practices of other companies and to advise on matters related to our incentive compensation structures. Our Compensation Committee has assessed the independence of FW Cook and concluded that its engagement of FW Cook did not raise any conflict of interest.
Independence
All Compensation Committee members are considered independent under applicable NYSE rules and satisfy the additional independence requirements specific to Compensation Committee membership under the NYSE listing standards.

 2019 Proxy Statement / 19

CORPORATE GOVERNANCE
Chairperson: David M. Abrams Number of Meetings in 2018 Other Committee Members • David • Landry
Nominating and Governance Committee

Primary Responsibilities
The principal duties and responsibilities of our Nominating and Governance Committee are to:
•
make recommendations to our Board regarding the size and composition of our Board and its committees, establish criteria for our Board and committee membership and recommend to our Board qualified individuals to become members of our Board;

•
advise and make recommendations to our Board regarding proposals submitted by our shareholders;

•
oversee the evaluation of our Board, its committees and management;

•
make recommendations to our Board regarding management succession; and

•
make recommendations to our Board regarding our Board’s governance matters and practices.

Independence
All Nominating and Governance Committee members are considered independent under applicable NYSE rules.

Chairperson: Mary E. Landry New for 2019 Other Committee Members • David • Thomas-Graham
TESS Committee

Primary Responsibilities
The principal duties and responsibilities of our TESS Committee are to:
•
oversee matters, initiatives, reporting and public communications related to corporate social responsibility and sustainability;

•
oversee our programs and policies related to technology and innovation, cybersecurity, data protection and privacy; and

•
oversee our policies regarding safety, security, environmental and climate-related matters.

Independence
All TESS Committee members are considered independent under applicable NYSE rules.

The Nomination Process

Our Nominating and Governance Committee regularly evaluates our Board to ensure that our directors have the broad range of skills, expertise, industry knowledge and diversity of background and experience needed to support our long-term strategy. Prior to each annual general meeting of shareholders, our Nominating and Governance Committee recommends to our Board nominee candidates that it has found to be well-qualified, willing and available to serve. In addition, our Nominating and Governance Committee recommends candidates to serve on our Board at other times during the year, as needed.
As described in our Corporate Governance Guidelines, our Nominating and Governance Committee seeks to recommend directors who: (1) understand elements relevant to the success of a publicly traded company, (2) understand our business and (3) have a strong educational and professional background. In selecting director nominees, our Nominating and Governance Committee also considers the individual’s independence, character, ability to exercise sound judgment and demonstrated leadership skills. The Board is also committed to seeking out women and minority candidates as well as candidates with diverse backgrounds, experiences and skills as part of each Board search the Company undertakes.

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CORPORATE GOVERNANCE
Our Nominating and Governance Committee may engage a third-party search firm to assist it in identifying candidates for our Board. For example, in 2018 our Nominating and Governance Committee retained a search firm to identify potential director candidates for appointment to our Board. The search firm subsequently identified Ms. Landry as a director candidate and she was appointed to our Board in June 2018.
Our Nominating and Governance Committee will identify and consider candidates suggested by outside directors, management and/or shareholders and evaluate them in accordance with its established criteria. Director candidates recommended by shareholders will be considered in the same manner as recommendations from other sources. If a shareholder desires to recommend a director candidate for consideration by our Nominating and Governance Committee, recommendations should be sent in writing to the General Counsel and Assistant Secretary, Norwegian Cruise Line Holdings Ltd., 7665 Corporate Center Drive Miami, Florida 33126, together with appropriate biographical information concerning each proposed director candidate.
Our Nominating and Governance Committee may request additional information concerning the director candidate as it deems reasonably necessary to determine the eligibility and qualification of the director candidate to serve as a member of our Board. Shareholders who are recommending candidates for consideration by our Board in connection with the next annual general meeting of shareholders should submit their written recommendation no later than January 1 of the year of that meeting.

Director Independence

Our Board has affirmatively determined that seven of our ten directors, Mr. David M. Abrams, Mr. John W. Chidsey, Ms. Stella David, Mr. Russell W. Galbut, Ms. Mary E. Landry, Mr. Chad A. Leat and Ms. Pamela Thomas-Graham, are independent under the applicable rules of the NYSE and the rules and regulations of the SEC. Our Board determined that Mr. Adam M. Aron, Mr. Steve Martinez and Mr. Frank J. Del Rio are not independent. In addition, our Board previously determined that Mr. Water L. Revell was independent under applicable rules of the NYSE during his service on our Board through our 2018 annual general meeting of shareholders. In considering the independence of each director, our Board reviews information provided by each director and considers whether any director has a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us).

Board and Committee Evaluations

Each fall, our Nominating and Governance Committee leads our Board and its committees through a formal evaluation process. All members of our Board complete written questionnaires regarding the Board, its committee and general matters of strategy and focus. These questionnaires are designed to elicit information that will ultimately help improve the effectiveness of the Board and each committee. Board members are also encouraged to have one-on-one discussions with either the Chairperson of the Nominating and Governance Committee or the Chairperson of the Board regarding any feedback they may have regarding individual directors. The feedback from these questionnaires is then analyzed and discussed by both the Nominating and Governance Committee and the full Board to ensure that appropriate steps are taken to address any opportunities for improvement. For example, previous evaluations resulted in an increased focus on talent reviews and succession planning and the formation of the TESS Committee.

 2019 Proxy Statement / 21

CORPORATE GOVERNANCE
Board Risk Oversight

Our Board recognizes that effective risk oversight is critical to our long-term success and the fulfillment of its fiduciary duties to our shareholders. While our management team is responsible for the day-to-day management of our risks and implementing appropriate risk management strategies, our Board is responsible for setting the correct tone at the top, fostering an appropriate culture of risk management, understanding our enumerated top risks and monitoring how management mitigates such risks. Our Board uses its committees to assist in their risk oversight function as described below.

At regular meetings of our Board, committee members report to the full Board regarding matters reported and discussed at committee meetings, including matters relating to risk assessment or risk management. Members of management provide regular reports to our
Board, or its committees, regarding business operations, strategic planning, financial planning, cybersecurity, legal, compliance and regulatory matters, succession planning and governance matters, including any material risk to us relating to such matters. Our President and

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CORPORATE GOVERNANCE
Chief Executive Officer, Executive Vice President and Chief Financial Officer and Executive Vice President, General Counsel and Assistant Secretary regularly attend meetings of our Board and its committees when they are not in executive session, and often report on and or supplement discussions on matters that may not be otherwise addressed.
Our Audit Committee also receives regular reports from our Vice President of Internal Audit, who facilitates our enterprise risk management process on behalf of management and our Audit Committee, to ensure that our major business risks are being assessed and managed appropriately. In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held.
Our Board believes that the structure and assigned responsibilities described above provide the appropriate focus, oversight and communication of key risks we face. Our Board also believes that the processes it has established to administer our Board’s risk oversight function would be effective under a variety of leadership frameworks and therefore do not have a material effect on our Board’s leadership structure.

Our Culture

Our People
It is our privilege to work in a community of more than 33,000 passionate team members who deliver exceptional vacation experiences around the globe each day. In order to provide the best possible experiences for our guests, it is crucial that each team member has the opportunity to thrive. This vision begins at the top of our organization, where three members of our Board are female and 60% of our Board members represent diverse backgrounds.
Our Vice President and above leadership team is 30% female, and we encourage the development of new female leaders through our mentorship program and Elevate, our female executive networking group. Our mentorship program encourages team members of all genders and backgrounds to develop leadership skills, cultivate relationships and identify growth opportunities. Our Code of Ethical Business Conduct confirms our commitment to providing equal opportunity to all team members and our intolerance of any form of discrimination or harassment in the work place.
We also offer programs that encourage team members to advance their skills and achieve long-term financial stability such as student loan repayment assistance, educational assistance for team members seeking degrees or professional certifications and a 401(k) matching program.
Our Sustainability
During 2018, we continued to build on our global sustainability program “Sail & Sustain” by joining several of the world’s leading corporations and organizations in Ocean Conservancy’s Trash Free Seas Alliance® to support our shared vision of a world with waterways, beaches and oceans free of plastic waste. Additional information about our Sail and Sustain program can be found in our annual Stewardship Report, which is available on our website www.nclhltd.com, under “Stewardship.”
Our Giving
We support the global communities where we live and work through volunteerism and charitable giving throughout the year. In response to the devastating hurricanes that impacted the Caribbean in fall 2017, we launched the Hope Starts Here campaign, in partnership with relief organization All Hands and Hearts — Smart Response, to help provide immediate relief in Key West and reconstruct schools and critical infrastructure in affected islands in the Caribbean. Hope Starts Here reached its goal of raising $2.5 million, which was made possible by more than $1.25 million in donations, which we matched, from our valued team members, loyal guests, travel partners and business partners. We have a long-standing commitment to Camillus House, which works to end the problem of chronic homelessness in Miami. In addition to corporate donations, throughout the year, team members are encouraged to directly support Camillus house by serving dinners and donating school supplies, meals and holiday gifts. We encourage workplace giving to organizations such as Kids In Distress, which promotes child welfare, the American Cancer Society and Habitat for Humanity by matching a portion of each employee’s contribution.

 2019 Proxy Statement / 23

CORPORATE GOVERNANCE
Succession Planning

Succession planning has become part of our culture. We have a year-round focus on providing team members with opportunities to develop their leadership skills and add to our bench of talent through various training initiatives. Our Nominating and Governance Committee, President and Chief Executive Officer and Executive Vice President and Chief Talent Officer engage in a formal process to identify, evaluate, and select potential successors for our President and Chief Executive Officer and other members of senior management. This review includes a discussion about development plans for senior leaders to help prepare them for future succession and contingency plans in the event our President and Chief Executive Officer is unable to serve for any reason, including death or disability. Members of management are also regularly invited to make presentations at Board and committee meetings and meet with directors in informal settings to allow our directors to form a more complete understanding of our executives’ skills and character. This process culminates in an annual review of potential successors and future leadership with the entire Board.

Hedging, Pledging and Short Sale Prohibitions

We have an insider trading policy, which, among other things, prohibits our senior officers and the members of our Board from engaging in any speculative transactions or in transactions that attempt to hedge or offset any decrease in the market value of our securities. Additionally, our insider trading policy prohibits senior officers, including our named executive officers, and directors from engaging in short sales of our securities or engaging in transactions involving Company-based derivative securities.
We also have a policy that prohibits senior officers and members of our Board from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. Arrangements for pledges of Company securities that were in place prior to the adoption of the policy are excluded from this prohibition.

Code of Ethical Business Conduct

We have a Code of Ethical Business Conduct that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions, and our directors. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. Our Code of Ethical Business Conduct is posted on our website, www.nclhltdinvestor.com, under “Corporate Governance.”
We intend to disclose waivers from, and amendments to, our Code of Ethical Business Conduct that apply to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions, by posting such information on our website, www.nclhltdinvestor.com, to the extent required by applicable rules of the NYSE and rules and regulations of the SEC.

Corporate Governance Materials

Our Board has adopted Corporate Governance Guidelines, which provide the framework for the governance of our Company and represent our Board’s current views with respect to selected corporate governance issues considered to be of significance to our shareholders. The Corporate Governance Guidelines direct our Board’s actions with respect to, among other things, Board composition, director qualifications and diversity considerations, director independence, Board committees, succession planning and the Board’s annual performance evaluation. A current copy of the Corporate Governance Guidelines is posted under “Corporate Governance” on our website at www.nclhltdinvestor.com.

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CORPORATE GOVERNANCE
Communicating with the Board

Shareholders and other interested parties may send written communications to our Board or to specified individuals on our Board, including the Chairperson of our Board or all independent directors as a group, c/o Norwegian Cruise Line Holdings Ltd.’s General Counsel and Assistant Secretary at 7665 Corporate Center Drive, Miami, Florida 33126. All mail received will be opened and communications from verified shareholders that relate to matters that are within the scope of the responsibilities of our Board, other than solicitations, junk mail and frivolous or inappropriate communications, will be forwarded to the Chairperson of our Board or any specified individual director or group of directors, as applicable. If the correspondence is addressed to our Board, the Chairperson will distribute it to our other Board members if he determines it is appropriate for our full Board to review.

 2019 Proxy Statement / 25

DIRECTOR COMPENSATION
2018 Director Compensation Program

Our Board is focused on attracting and retaining members with the expertise, background and experience needed to lead our Company. Under our Directors’ Compensation Policy each member of our Board who is not employed by us is entitled to receive the following cash compensation for their role on the Board or committees, as applicable:
Type of Retainer or Fee	Amount
Annual Retainer	$100,000
Out-of-Country Meeting Attendance	$10,000(1)
Chairperson of the Board	$50,000
Chairperson of the Audit Committee	$30,000
Chairperson of the Compensation Committee	$20,000
Chairperson of the Nominating and Governance Committee	$20,000
Chairperson of the TESS Committee	$20,000
Audit Committee Member Retainer(2)	$15,000
(1)
For each Board or committee meeting located outside of such director’s country of residence and attended in-person. Only one fee is payable for multiple meetings held on the same/consecutive days.

(2)
Chairperson of the Audit Committee is not eligible.

All annual retainers are pro-rated for partial years of service and payable in four quarterly installments. The retainer for the Chairperson of the TESS Committee will be paid beginning in 2019. Each of our directors is also reimbursed for reasonable out-of-pocket expenses for attendance at Board and committee meetings.
Our directors have the right to elect to receive their $100,000 annual retainers in the form of a restricted share unit (“RSU”) award in lieu of cash. Any such RSU award will automatically be granted on the first business day of each calendar year, and vest in one installment on the first business day of the calendar year following the year the award is granted.
In addition, each director is entitled to receive an annual RSU award on the first business day of each calendar year, which for 2018 was valued at $140,000 on the date of the award. Each director’s annual RSU award vests in one installment on the first business day of the calendar year following the year the award was granted. Each director’s annual RSU award will be pro-rated if the director joins our Board after the first business day of the given year.
To enhance their understanding of our products, each director is invited and encouraged to take one cruise with a guest of their choice on one of our Company’s brands annually. The director is responsible for taxes and certain fees and any onboard spending.
Mr. Martinez elected not to receive compensation for his service on our Board in 2018. Mr. Del Rio, as an employee of our Company, was not entitled to receive any additional fees for his services as a director. The following table presents information on compensation to the following individuals for the services provided as a director during the year ended December 31, 2018.

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DIRECTOR COMPENSATION
2018 Director Compensation

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David M. Abrams(4)	120,000	139,983	—	—	—	—	259,983
Adam M. Aron	120,000	139,983	—	—	—	—	259,983
John W. Chidsey(4)	165,000	139,983	—	—	—	—	304,983
Stella David(4)	100,000	139,983	—	—	—	—	239,983
Russell W. Galbut(4)	156,511	139,983	—	—	—	—	296,494
Mary E. Landry	63,022	81,658	—	—	—	—	144,680
Chad A. Leat(4)	160,000	139,983	—	—	—	—	299,983
Steve Martinez	—	—	—	—	—	—	—
Walter L. Revell	87,967	274,949	—	—	—	—	362,916
Pamela Thomas-Graham	99,299	104,988	—	—	—	—	204,287
(1)
Mr. Abram’s compensation relates to his role as Chairperson of our Nominating and Governance Committee and as a director. Mr. Aron’s, Ms. David’s and Ms. Landry’s compensation relates to their roles as directors. Mr. Chidsey’s compensation relates to his role as the Chairperson of our Compensation Committee, a member of our Audit Committee and as a director. Mr. Galbut’s compensation relates to his role as Chairperson of our Board (pro-rated for 2018) and as a director. Mr. Leat’s compensation relates to his role as Chairperson of our Audit Committee and as a director. Mr. Revell’s compensation relates to his role as former Chairperson of our Board, a former member of our Audit Committee and a former director (pro-rated for 2018). Ms. Thomas-Graham’s compensation relates to her role as an Audit Committee member and as a director. No other directors received any form of compensation for their services in their capacity as a director during the 2018 calendar year.

(2)
The amounts reported in the “Stock Awards” column of the table above reflect the grant date fair value under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) of the time-based RSU awards granted to our non-employee directors in 2018. The grant date fair value for the RSU awards was calculated as equal to the $54.96 closing price of our ordinary shares, par value $0.001 per share (“ordinary shares”) on the date of grant (other than Ms. Thomas-Graham and Ms. Landry whose grant date fair value for their RSU awards were calculated as equal to the $56.75 and $52.99 closing price of our ordinary shares on the date of grant, respectively). The amount reported for Mr. Revell represents both the grant date fair value of the original award and the incremental fair value of the modified award computed as equal to the $52.99 closing price of our ordinary shares on the modification date in accordance with FASB ASC Topic 718. The modification related to RSUs that received accelerated vesting following Mr. Revell’s departure from our Board.

(3)
None of our non-employee directors held any outstanding options as of December 31, 2018. As of December 31, 2018, our non-employee directors held the following unvested restricted shares and RSUs:

Name	Unvested RSUs	Unvested Restricted Shares
David M. Abrams	4,366	429
Adam M. Aron	2,547	—
John W. Chidsey	4,366	—
Stella David	4,366	—
Russell W. Galbut	4,366	—
Mary E. Landry	1,541	—
Chad A. Leat	4,366	—
Steve Martinez	—	—
Walter L. Revell	—	—
Pamela Thomas-Graham	1,850	—
(4)
Messrs. Abrams, Chidsey, Galbut, Leat and Ms. David each elected to receive their full annual retainers in the form of RSU awards. Accordingly, they each received 1,819 RSUs in lieu of their annual retainers for 2018. The retainers that each of these directors elected to receive in RSUs are reported as though they had been paid in cash and not converted into RSUs.

 2019 Proxy Statement / 27

DIRECTOR COMPENSATION
Director Share Ownership Policy
To reinforce our Board’s philosophy that meaningful ownership in our Company provides greater alignment between our Board and our shareholders, our Board adopted a share ownership policy in 2017. The share ownership policy requires non-employee directors who receive compensation from our Company to own a number of our ordinary shares equal to three times their annual cash retainer, with such values determined annually based on the average daily closing price of our ordinary shares for the previous calendar year.
Non-employee directors have five years from their appointment to meet the requirements of the share ownership policy and are required to retain 50% of the net after-tax shares received in respect of equity awards until they are in compliance. All of our non-employee directors who receive compensation for their service as a director have met or are on track to meet their objectives within the five-year period.

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PROPOSAL 2 — ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are providing our shareholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation of our NEOs as disclosed in this Proxy Statement.
After considering shareholder feedback from last year’s Say-on-Pay vote, our Compensation Committee and Board made changes to our executive compensation program that we believe strengthen the “pay for performance” philosophy of our compensation program.
Shareholders are strongly encouraged to read the “Compensation Discussion and Analysis,” which discusses in detail how our compensation policies and practices implement our compensation philosophy.
We are asking our shareholders to indicate their support for our NEOs’ compensation as described in this Proxy Statement. The vote on this resolution, commonly known as a “Say-on-Pay” vote, is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our NEOs. The vote is advisory, which means that the vote is not binding on our Company, our Board or our Compensation Committee. However, our Compensation Committee, which is responsible for designing and overseeing our executive compensation program, values the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our NEOs.
Pursuant to the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our Board requests your advisory vote on the following resolution at the Annual General Meeting:
RESOLVED, that the shareholders of our Company approve, on an advisory basis, the overall compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures set forth in the Proxy Statement for this Annual General Meeting.
Our current policy is to provide our shareholders with an opportunity to approve the compensation of our NEOs each year at the annual general meeting of shareholders. It is expected that the next such vote will occur at the 2020 annual general meeting of shareholders.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.
 2019 Proxy Statement / 29

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

2018 Named Executive Officers
Our Named Executive Officers, or NEOs, for 2018 were:
Frank J. Del Rio	President and Chief Executive Officer
Mark A. Kempa	Executive Vice President and Chief Financial Officer
Wendy A. Beck	Former Executive Vice President and Chief Financial Officer (resigned March 2018)
Jason Montague	President and Chief Executive Officer, Regent
Andrew Stuart	President and Chief Executive Officer, Norwegian
T. Robin Lindsay	Executive Vice President, Vessel Operations
Our Compensation Committee determines all aspects of our executive compensation program and makes all compensation decisions affecting our NEOs. None of our NEOs are members of our Compensation Committee or otherwise had any role in determining the compensation of our other NEOs. Our Compensation Committee does consider the recommendations of Mr. Del Rio in setting compensation levels for NEOs besides himself.

Summary of Compensation Program

Base Salary	Fixed cash
At Risk Compensation	Short-Term Compensation	**Annual Cash Performance Incentive**	Entirely based on annual Adjusted EPS performance 2018 Adjusted EPS target: $4.55 ***(19.7% increase from 2017 target; 14.9% increase from actual 2017 Adjusted EPS)*** CEO 2018 payout: 150% of target (cap is 150% of target) Other NEO 2018 payout: 250% of target
At Risk Compensation	Long-Term Compensation	**Equity**	CEO 2018 target grant value: $4.5M PSUs (60%), $3.0M RSUs (40%) Other NEO 2018* target grant value: ~$0.67M PSUs, ~$1.33M RSUs *PSUs* 50% 2019 Adjusted ROIC (vests 0% - 200%) 50% Average Adjusted EPS growth 2018-2019 (vests 0% - 200%) Time-based requirement through 3/1/2021 *RSUs* Vest equally over 3 years ***Summary compensation table includes grants made in 2018 and 2017 due to the application of accounting principles***
		Other Compensation and Benefits	Perquisites, severance benefits, additional benefits payable upon a change of control

*
Mr. Kempa’s equity awards differ as he was promoted after the 2018 equity grants.

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EXECUTIVE COMPENSATION
Financial Highlights

FULL YEAR 2018 HIGHLIGHTS

Record Revenue	Record Net Income
~$6.1 B +12.2% from 2017	~$954.8 M

Record EPS	Record Adjusted EPS*	Record Adjusted EBITDA*
$4.25 +28.4% from 2017	$4.92 + 24.2% from 2017	~$1.9 B

Record Adjusted ROIC*	Best-in-Class Yields: Gross Yield	Best-in-Class Yields: Net Yield*
11%	$321.37	$249.85

*Adjusted EPS, Adjusted EBITDA, Adjusted ROIC and Net Yield are non-GAAP financial measures. Refer to Appendix A for information about these measures and reconciliations to the most directly comparable GAAP financial measure.

Our senior leadership team's focus on driving demand for our brands and executing on our business strategies resulted in record performance for 2018.

Shareholder Outreach Regarding Compensation Program
In response to our 2018 Say-on-Pay vote, we initiated engagement with shareholders owning approximately 50% of our ordinary shares and had meetings, led by our Compensation Committee Chairperson, with shareholders owning approximately 32% of our outstanding ordinary shares as of December 31, 2018.
The results of this outreach were shared with the entire Board. Due to the timing of our compensation decisions, some of the resulting changes to our compensation program will be effective in 2019. The key feedback we received from shareholders at these meetings and our responses to the feedback included:

Investor Feedback
WHAT WE HEARD	HOW WE RESPONDED
Compensation for our executives should be heavily weighted towards performance	President and CEO’s 2019 target annual equity award is increased from 60% to 75% performance-based
The performance period for equity awards should be increased	Increased the Adjusted ROIC performance period for 2019 equity awards from one year to two years
Disclosures regarding the compensation program should be improved	Proxy Statement has been revised to better communicate our compensation practices
We should continue providing annual performance-based equity grants instead of front-loaded equity grants	We continued providing annual performance-based equity grants in both 2018 and 2019
Compensation Committee should continue to evaluate metrics for short and long-term incentives	Our Compensation Committee will consider alternate metrics going forward, and is committed to choosing metrics that we believe will drive long-term growth
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EXECUTIVE COMPENSATION
Elements of our Executive Compensation Program
Base Salaries
Each NEO is party to an employment agreement which provides a fixed base salary, subject to annual review by our Compensation Committee. Decisions regarding adjustments to base salaries are made at the discretion of our Compensation Committee, as all automatic base salary increases have been eliminated. Base salaries are used to attract and retain highly qualified executives. In reviewing base salary levels for our NEOs, our Compensation Committee considers the following factors: job responsibilities, leadership and experience, value to our Company and the recommendations of our President and Chief Executive Officer (other than with respect to his own base salary). After holding our CEO’s and most other NEO’s base salaries flat in 2016 and 2017, our Compensation Committee increased base salaries in 2018. Our Compensation Committee determined these merit-based increases were warranted due to our continuing strong operational results:

NEO	2017 Base Salary	2018 Base Salary
Frank J. Del Rio	$1,500,000	$1,800,000(1)
Mark A. Kempa	$425,000	$700,000(1)
Wendy A. Beck	$650,000	$700,000
Jason Montague	$650,000	$700,000
Andrew Stuart	$650,000	$700,000
T. Robin Lindsay	$650,000	$700,000
(1)
Increased base salary was effective from March 1, 2018. Mr. Kempa’s base salary was increased in connection with his appointment as Executive Vice President and Chief Financial Officer.

Annual Performance Incentives
Each of our NEOs is eligible for an annual cash performance incentive based on the attainment of performance objectives for the fiscal year. Annual cash performance incentives ensure that a portion of our NEOs’ annual compensation is at risk, based on our performance against pre-established, objective targets. Our Compensation Committee uses annual cash performance incentives to motivate our NEOs to achieve our annual financial objectives and to attract and retain top executives.
Target Annual Cash Performance Incentive Opportunities.   Our Compensation Committee annually establishes each NEO’s, other than Mr. Del Rio’s, annual cash performance incentive opportunity by evaluating a variety of factors, including: (1) scope of responsibilities and position, (2) expertise and experience, (3) potential to achieve business objectives, (4) competitive compensation market data, including the bonus opportunities provided by our Peer Group, (5) ability to create shareholder value and (6) recommendations of our President and Chief Executive Officer. Mr. Del Rio’s annual cash bonus opportunity was negotiated by our Compensation Committee in connection with his employment agreement.
Corporate Performance Measures.   Each year, our Compensation Committee establishes the performance objectives for the annual cash performance incentives. The performance objectives are based on financial performance at the consolidated NCLH level as our
Compensation Committee believes this structure most closely aligns the interests of our NEOs and our shareholders.
The actual annual cash performance incentive earned by our NEOs is determined by our Compensation Committee based on the level of achievement of the pre-established corporate performance objectives. After the end of the year, our Compensation Committee reviews our actual performance against the target levels. Our Compensation Committee exercises its judgment whether to reflect or exclude the impact of extraordinary, unusual or infrequently occurring events, or unforeseen events in determining the extent to which the performance measures are met.
For 2018, our Compensation Committee selected adjusted earnings per share (“Adjusted EPS”) as the performance measure for purposes of the annual cash performance incentives. Our Compensation Committee believes that Adjusted EPS is an important measure to incentivize our NEOs to achieve our short-term business objectives as it is a key factor in driving shareholder value. In setting the target level for Adjusted EPS for 2018, our Compensation Committee considered several factors, including a careful review of the annual budget and the desire to ensure continued improved performance on a year-over-year basis. A reconciliation of Adjusted EPS to the most directly comparable GAAP financial measure is included in Appendix A. At the Compensation Committee’s discretion, certain adjustments for fuel rate impacts, foreign exchange rate impacts, and one-time items may be made to the Adjusted EPS target.

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EXECUTIVE COMPENSATION
The following table summarizes the Adjusted EPS performance levels and related payout opportunities. If the threshold level established for Adjusted EPS performance was not achieved, no payouts would have been made. NEOs have the opportunity to receive incremental payments for performance in between the established target levels.

Name	Threshold Adjusted EPS: $4.50(2)	Target Adjusted EPS: $4.55	Maximum Adjusted EPS: $4.72(3)	Actual	% of Target
Frank J. Del Rio(1)	$1,800,000 (100% of base salary)	$3,600,000 (200% of base salary)	$5,400,000 (300% of base salary)	$5,400,000	150% (pursuant to cap)
Mark A. Kempa(4)	$314,034 (47.9% of base salary)	$628,068 (95.8% of base salary)	$1,570,171 (239.5% of base salary)	$1,570,171	250%
Wendy A. Beck	$350,000 (50% of base salary)	$700,000 (100% of base salary)	$1,750,000 (250% of base salary)	$1,304,110(5)	186%
Jason Montague	$350,000 (50% of base salary)	$700,000 (100% of base salary)	$1,750,000 (250% of base salary)	$1,750,000	250%
Andrew Stuart	$350,000 (50% of base salary)	$700,000 (100% of base salary)	$1,750,000 (250% of base salary)	$1,750,000	250%
T. Robin Lindsay	$350,000 (50% of base salary)	$700,000 (100% of base salary)	$1,750,000 (250% of base salary)	$1,750,000	250%
(1)
Mr. Del Rio’s annual cash performance incentive opportunity was based on his ending base salary for 2018.

(2)
Excludes the impact of incremental bonus payments.

(3)
Unlike the other NEOs, Mr. Del Rio’s annual cash performance incentive opportunity was capped at 150% of his target bonus opportunity. Consequently, the Adjusted EPS performance level required for Mr. Del Rio to achieve a maximum payout was $4.61.

(4)
Mr. Kempa’s annual cash performance incentive opportunity was pro-rated from March 1, 2018 in connection with his appointment as Executive Vice President and Chief Financial Officer.

(5)
Ms. Beck’s actual annual cash performance incentive was paid according to her transition agreement.

For 2018, our Compensation Committee established an Adjusted EPS target level of  $4.55, which was 19.7% higher than our target for 2017, and which required a 14.9% increase in Adjusted EPS performance from the prior year. Our actual 2018 Adjusted EPS of  $4.92 exceeded our maximum Adjusted EPS objectives. Based on these results, which represented a 24.2% increase in Adjusted EPS performance over prior year, our Compensation Committee approved maximum level annual cash performance incentives for our NEOs (other than Ms. Beck).

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EXECUTIVE COMPENSATION
Long-Term Equity Incentive Compensation
The following table summarizes the equity awards our Compensation Committee granted in 2018 and how they help accomplish our compensation objectives:
Components of Long-Term Equity Incentive Compensation	What It Is	Why We Use It	2018 Weighting
PSUs (performance share units)
Opportunity to receive a specified number of shares based on achievement of performance objectives determined by our Compensation Committee.
2018 PSU awards include a one-year service requirement in addition to performance objectives.

Focuses our NEOs on the achievement of key financial operating objectives over a multi-year period. Adjusted EPS growth and Adjusted ROIC targets align NEO’s interests with shareholders.
Serves as a retention incentive.
CEO: 60% of total target equity award Other NEOs: 33.3% of total target equity award
RSUs (restricted share units)	Right to receive a specified number of shares at the time the award vests. Value fluctuates with the price of our ordinary shares. Vests in annual installments over three years.	Aligns our NEOs’ interests with those of our shareholders. Serves as a retention incentive.	CEO: 40% of total target equity award Other NEOs: 66.7% of total target equity award
In determining the value granted to each NEO, our Compensation Committee considers each NEO’s position, their expected contribution toward achieving our long-term objectives, a review of Peer Group compensation levels and recommendations of our President and Chief Executive Officer (other than with respect to his own compensation). Our Compensation Committee generally makes equity awards to our NEOs and other members of management once a year, but awards may be granted outside this annual grant cycle in connection with events such as hiring, promotion or extraordinary performance.

Named Executive Officer Awards
Application of Accounting Principles.   Due to the application of accounting principles for share-based awards, our “2018 Summary Compensation Table” includes values for PSU awards made to our NEOs in both 2018 and 2017. In order for an award to be granted under FASB ASC Topic 718, a required condition is that there is a mutual understanding of the terms and condition of the awards. Under the terms of the awards, our Compensation Committee has the discretion to make certain adjustments to the performance calculation after the award date. As such, a mutual understanding was not attained when the 2017 PSU awards were issued. In 2018, a determination was made that it was not probable that our Compensation Committee would exercise this right. Therefore, in early 2018, it was determined that a mutual understanding of the key terms and conditions of the PSU awards was ascertained and thus, the grant date was established for performance-based awards granted in prior years. Going forward, we expect that PSUs awarded to our NEOs will be considered granted for accounting purposes when they are awarded, and that was the case for the awards made to our NEOs in 2018. As a result, the reported value of our NEO’s equity awards for 2018 is not representative of a single year’s award, even though our NEOs have received consistent annual awards in both 2017 and 2018. For example, in 2017, our President and CEO received a target award of 79,073 PSUs and in 2018, our President and CEO received a target award of 79,435 PSUs. Both the 2017 and 2018 PSU awards made to our President and CEO had target values of $4.5 million on the dates our Compensation Committee made the awards, which were August 1, 2017 and March 1, 2018, respectively. However, when the grant date was established for the 2017 PSU award on February 27, 2018, the fair value of the 2017 PSU award

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EXECUTIVE COMPENSATION
was based on the price of our ordinary shares on that date and the probability of us achieving the performance metrics, which had increased since the award was originally made, resulting in a higher fair value of
$7.7 million dollars. The effect of this change in accounting estimate for our President and CEO is illustrated in the chart below:

President and Chief Executive Officer.   In order to provide Mr. Del Rio with competitive, ongoing, long-term incentives that drive strong financial performance, and retain his services through 2020, the amendment to Mr. Del Rio’s employment agreement in August 2017 provided Mr. Del Rio with an annual target award of RSUs and PSUs worth $7.5 million as of the date of award. Such annual award is contractually required to be at least 60% performance-based. By structuring the employment agreement this way, our Compensation Committee preserved the flexibility to structure a greater percentage of Mr. Del Rio’s annual equity award as performance-based, while requiring that a minimum of 60% of Mr. Del Rio’s annual equity award will be performance-based. Our Compensation Committee also preserved the flexibility to establish the applicable performance metrics and targets each year, thereby providing our Compensation Committee with discretion to choose a performance-based award structure each year that will best incentivize growth in long-term shareholder value.
In 2018, Mr. Del Rio was awarded a target of 79,435 PSUs. Half of the target PSUs can be earned based on average Adjusted EPS growth for 2018 and 2019 and the other half can be earned based on Adjusted ROIC for 2019. Each half of the target PSUs can be paid out 0% to 200% based on stretch targets. Shown in the tables below are the performance expectations for each metric.

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EXECUTIVE COMPENSATION
Average Adjusted EPS Growth Metric (50% of Target Units)
	2018 – 2019 Average Adjusted EPS Growth	Percentage of Target Adjusted EPS Growth Units Earned
Below Threshold	≤12.6%	0%
	>12.6%(1)	0.0001%
	13.8%	100%
Maximum	15%	200%
(1)
Once the threshold has been achieved, the number of units that are eligible to be earned will be interpolated on a linear basis between the applicable levels stated above.

2019 Adjusted ROIC Metric (50% of Target Units)
	2019 Adjusted ROIC	Percentage of Target Adjusted ROIC Units Earned
Below Threshold	<10.1%	0%
	10.1%(1)	120%
	10.6%	160%
Maximum	11.1%	200%
(1)
Once the threshold has been achieved, the number of units that are eligible to be earned will be interpolated on a linear basis between the applicable levels stated above.

In order to reinforce the long-term nature of the PSU award, in addition to the performance requirements above, the PSUs are also subject to a time-based vesting requirement through March 1, 2021. Definitions of Adjusted EPS and Adjusted ROIC can be found in Appendix A. At our Compensation Committee’s discretion, certain adjustments for fuel rate impacts, foreign exchange rate impacts, acquisitions, newly ordered vessels and other extraordinary items may be made to the targets.
As part of his 2018 annual equity award, Mr. Del Rio was also awarded 52,956 RSUs that are subject to time-based vesting requirements and will become vested ratably on each of March 1, 2019, 2020 and 2021, in each case subject to Mr. Del Rio’s continued employment through the applicable vesting date.

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EXECUTIVE COMPENSATION
Following numerous shareholder engagement discussions regarding last year’s disappointing Say-on-Pay results, our Compensation Committee decided to make some changes to the structure of Mr. Del Rio’s equity award for 2019, including increasing the percentage of the target value of his equity award that is performance-based to 75% and increasing the performance period for the PSUs subject to the Adjusted ROIC metric from one year to two years, as illustrated below:

Other NEOs.   The PSUs awarded to our other NEOs in 2018 have the same structure and performance goals as Mr. Del Rio’s PSUs described above. Our Compensation Committee, after consultations with FW Cook, determined that the annual equity awards made to our other NEOs should also consist of a combination of
PSUs that may be earned based on our Adjusted ROIC performance in 2019, average Adjusted EPS growth for 2018 and 2019 and continued service through March 1, 2021 and time-based RSUs that vest in three equal, annual installments. For 2018, 33.3% of each NEO’s total annual equity award consisted of PSUs.

Benefits and Perquisites
We provide our NEOs with retirement benefits under our 401(k) Plan, participation in our medical, dental and insurance programs and vacation and other holiday pay, all in accordance with the terms of such plans and programs in effect and substantially on the same terms as those generally offered to our other employees (although vacation benefits may differ).
In addition, our NEOs receive a cash automobile allowance, a cruise benefit for Company cruises, including certain travel for immediate family, as well as coverage under an executive medical plan which provides coverage of certain extra medical, dental and vision expenses. We believe that the level and mix of perquisites we provide to our NEOs is consistent with market compensation practices.
Mr. Del Rio is also entitled to certain additional perquisites pursuant to the terms of his amended employment agreement originally entered into with Prestige.

Severance Arrangements and Change in Control Benefits
Each of our NEOs is or was employed pursuant to an employment agreement providing for severance payments and benefits upon an involuntary termination of the NEO’s employment by us without “cause” or by him or her for “good reason.” The severance payments and benefits in each employment agreement were negotiated in connection with the execution of each employment agreement. In each case, our Compensation Committee determined that it was appropriate to provide the executive officer with severance payments and benefits under the circumstances in light of each of their respective positions with us, general competitive practices and as part of each of their overall compensation packages.
When negotiating each executive officer’s severance payments and benefits, our Compensation Committee took into consideration an analysis of the severance payments and benefits provided to similarly situated executives at our Peer Group companies. The severance payments and benefits payable to each of our NEOs (including Mr. Del Rio) upon a qualifying termination of employment generally include a cash payment based on

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EXECUTIVE COMPENSATION
a multiple of his or her base salary (and annual incentive in Mr. Del Rio’s case), a pro-rata portion of any annual cash incentive actually earned for the year of termination of employment, continuation or payment in respect of certain benefits and, in certain cases only, accelerated or continued vesting of outstanding equity awards. We do not believe that our NEOs should be entitled to any cash severance payments or benefits merely because of a change in control of our Company. Accordingly, none of our NEOs are entitled to any such payments or benefits upon the occurrence of a change in control of our Company unless there is an actual termination (other than for “cause”) or constructive termination of employment for “good reason” following the change in control (a “double-trigger” arrangement). Similarly, none of our NEOs are entitled to receive any automatic “single trigger” equity vesting upon the occurrence of a change in control of our Company, and severance protections for equity awards also require an actual termination (other than for “cause”) or constructive termination of employment for “good reason” following the change in control.
No NEO is entitled to receive a “gross-up” or similar payment for any potential change in control excise taxes, and, depending on what results in the best after-tax benefit for the executive, benefits may be “cut back” instead in such circumstances.
The material terms of these payments and benefits, are described in the “Potential Payments Upon Termination or Change in Control” section below. In connection with Ms. Beck’s departure from our Company in 2018, she entered into a transition agreement, which provided Ms. Beck certain additional benefits also described in “Potential Payments Upon Termination or Change in Control.”
Peer Group
Our Compensation Committee believes that it is important to be informed about the pay practices and pay levels of comparable public companies with which we compete for top talent (our “Peer Group”).
After considering the selection process outlined below and recommendations of FW Cook, our Compensation Committee determined not to make any changes from our peer group in 2017. Our Peer Group included the following companies:

• Alaska Air Group, Inc.	• Hilton Worldwide Holdings Inc.	• Royal Caribbean Cruises Ltd.
• Brinker International, Inc.	• Hyatt Hotels Corporation	• Spirit Airlines, Inc.
• Caesars Entertainment Corporation	• JetBlue Airways Corporation	• Wyndham Destinations, Inc.
• Carnival Corporation	• Las Vegas Sands Corp.	• Wynn Resorts, Limited
• Darden Restaurants, Inc.	• MGM Resorts International	• YUM! Brands, Inc.
• Expedia Group, Inc.	• Penn National Gaming, Inc.
We used the following methodology to select our Peer Group. Carnival Corporation and Royal Caribbean Cruises Ltd. were selected because we believe these cruise lines are the two public companies most similar to our Company and with whom we most directly compete for talent. We then considered a range of publicly traded companies in the following industries which reflect elements of our business or have similar business characteristics such as:
•
hotels, resorts and cruise lines,

•
airlines,

•
casinos and gaming,

•
restaurants and

•
internet and direct marketing retail.

We evaluated the companies in these categories by focusing on companies with market capitalizations ranging from approximately 0.3x to 3.0x our market capitalization in October 2018 and with revenues ranging from approximately 0.3x to 3.0x our trailing annual revenue measured as of September 2018.

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EXECUTIVE COMPENSATION
Objectives and Philosophy of our Executive Compensation Program

Attract and retain top talent in a competitive market	We want to be an employer of choice for individuals with the specific skill sets and experience required for the cruise industry.
Motivate employees with clear, NCLH-level goals	We believe that clear, NCLH-level goals motivate management to work together as a team towards shared objectives.
Compensation opportunities align executives with shareholders	We align management with shareholders by choosing NCLH incentive compensation performance metrics that we believe drive long-term value for our shareholders.
Role of Shareholder Say-on-Pay Votes
Each year, we provide our shareholders the opportunity to cast an advisory vote on the compensation of our NEOs (also known as a “Say-on-Pay” vote). At our annual general meeting in June 2018, approximately 68.4% of the votes cast were in favor of the 2017 compensation of our NEOs. Our Compensation Committee was disappointed in our Say-on-Pay results and as a result, conducted the shareholder engagement effort outlined on page 15. Since our compensation decisions for 2018 were already made in advance of the 2018 annual Say-on-Pay vote, the changes we made in response to the 2018 vote and our shareholder outreach regarding the 2018 vote began in 2019. These actions in response to shareholder feedback are outlined on page 31.
When making future compensation decisions for our NEOs, our Compensation Committee will continue to consider the opinions that our shareholders express through the results of these Say-on-Pay votes and through direct engagement with our shareholders.
Role of Compensation Consultant
Pursuant to its charter, our Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities.
Since May 2017, our Compensation Committee has retained FW Cook to provide guidance on executive and non-employee director compensation matters.
Based on a consideration of the factors set forth in the rules of the SEC and the listing standards of the NYSE, our Compensation Committee determined that FW Cook satisfied the independence criteria under the rules and listing standards and that their relationship with and the work performed by FW Cook, on behalf of our Compensation Committee, did not raise any conflict of interest. Other than its work on behalf of our Compensation Committee, FW Cook has not performed any other services for us.
Share Ownership Policy
To reinforce our Board’s philosophy that meaningful executive ownership in our Company provides greater alignment between management and our shareholders, our Board adopted a share ownership policy in 2017. The share ownership policy, which applies to all of our NEOs and certain executive officers, is as follows:
Position	Value of Share Ownership*
Chief Executive Officer	5 times annual base salary
Brand/Division Presidents and Executive Vice Presidents	3 times annual base salary
Senior Vice Presidents	1 times annual base salary
*
Values are determined annually based on the average daily closing price of our ordinary shares for the previous calendar year.

All of our NEOs currently exceed the required share ownership amounts. Executive officers have five years from the date they first become subject to the share ownership policy to meet the requirements and are required to retain 50% of the net after-tax shares received in respect of equity awards until they are in compliance. Unexercised stock options and PSUs do not count towards the share ownership policy amounts unless, in the case of PSUs, the performance criteria have been met.
Clawback Policy
Under our clawback policy, our Board or Compensation Committee may, if permitted by law, require the reimbursement or cancellation of all or a portion of any equity awards or cash incentive payments to any current or former employee, including our NEOs, who received such incentive awards or payments if: (1) such employee received a payment of incentive compensation that was predicated upon the achievement of specified financial results that were the subject of a subsequent accounting restatement due to material non-compliance with any financial reporting requirement, or (2) such employee engaged in misconduct including certain violations of our Code of Ethical Business Conduct or

 2019 Proxy Statement / 39

EXECUTIVE COMPENSATION
breaches of any confidentiality, non-competition, or non-solicitation agreements such employee has entered into with us. Each prong of the policy is separate, and clawback is not limited to accounting restatements.

Compensation Risk Assessment
We have conducted a risk assessment of our compensation policies and practices and concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company. In particular, our Compensation Committee believes that the design of our annual performance incentive programs and long-term equity incentives provides an effective and appropriate mix of incentives to ensure our compensation program is focused on long-term shareholder value creation and does not encourage the taking of short-term risks at the expense of long-term results.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement.
Compensation Committee of the Board of Directors
John W. Chidsey (Chair)
Chad A. Leat
Russell W. Galbut
April 10, 2019
The foregoing report of our Compensation Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by our Company (including any future filings) under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.
 2019 Proxy Statement / 41

EXECUTIVE COMPENSATION TABLES
2018 Summary Compensation Table

The following table presents information regarding the compensation of each of our NEOs for services rendered during 2018, 2017 and 2016.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Frank J. Del Rio President and Chief Executive Officer	2018	1,751,507	—	15,235,631	—	5,400,000	205,923	22,593,061
	2017	1,500,000	—	3,746,411	534,308	4,500,000	213,494	10,494,213
	2016	1,500,000	—	625,000	536,674	—	256,150	2,917,824
Mark A. Kempa Executive Vice President and Chief Financial Officer	2018	655,548	—	751,635	—	1,570,171	45,576	3,022,930
Wendy A. Beck Former Executive Vice President and Chief Financial Officer	2018	163,269	—	2,392,800	501,660	—	3,507,620	6,565,349
	2017	650,000	—	1,531,500	—	975,000	31,403	3,187,903
	2016	650,000	—	943,313	648,750	—	40,699	2,282,762
Jason Montague President and Chief Executive Officer, Regent	2018	700,000	—	2,848,258	—	1,750,000	50,277	5,348,535
	2017	650,000	—	1,531,500	—	975,000	46,561	3,203,061
	2016	650,000	—	943,313	648,750	—	51,193	2,293,256
Andrew Stuart President and Chief Executive Officer, Norwegian	2018	700,000	—	2,848,258	—	1,750,000	49,399	5,347,657
	2017	650,000	—	1,531,500	—	975,000	47,736	3,204,236
	2016	650,000	—	1,479,563	648,750	—	46,015	2,824,328
T. Robin Lindsay Executive Vice President, Vessel Operations	2018	700,000	—	2,848,258	—	1,750,000	39,859	5,338,117
	2017	650,000	—	1,531,500	—	975,000	38,580	3,195,080
	2016	650,000	250,000	943,313	648,750	—	42,515	2,534,578
(1)
For 2018, the amounts reported in the “Stock Awards” column reflect the grant-date fair value under FASB ASC Topic 718 of the RSUs and PSUs granted to our NEOs in 2018 (and for Ms. Beck, includes the incremental fair value of RSUs and PSUs that received accelerated vesting pursuant to her transition agreement, computed as of the modification date in accordance with FASB ASC Topic 718). The fair value of the time-based RSUs is equal to the closing market price of our shares on the date of grant. The PSU awards vest between 0% and 200% based on performance conditions (other than the PSUs originally awarded to our NEOs other than our CEO on March 1, 2017, which vest between 0% and 100% based on performance conditions). The fair value of PSUs is reported based on the probable outcome of the performance conditions at the time of grant and the closing market price of our ordinary shares on the date of grant. PSUs were valued as follows: February 27, 2018 grants originally awarded on March 1, 2017 or August 1, 2017 were valued at maximum and March 1, 2018 grants were valued at target. Pursuant to FASB ASC Topic 718, a grant date was not established for the awards made on March 1, 2017 or August 1, 2017 on the award date, but was established on February 27, 2018 due to the application of accounting principles. The value of the annual PSU awards granted on March 1, 2018 assuming maximum achievement of 200% would have been as follows: Mr. Del Rio — $9,019,050; Mr. Kempa — $501,052; Mr. Montague, Mr. Stuart and Mr. Lindsay — $1,336,139. All RSUs and PSUs reported in this table were awarded under our Amended and Restated 2013 Performance Incentive Plan (our “Plan”). In addition, on August 4, 2015, Mr. Del Rio was awarded a separate award of PSUs. Like the 2017 awards of PSUs, a grant date was not established for the 2015 award of PSUs to Mr. Del Rio on the August 4, 2015 award date, but was instead established on February 27, 2018 due to the application of accounting principles. The fair value of the 2015 PSU award based on the probable outcome of the performance conditions at the time of the February 27, 2018 grant date was zero ($0) because the threshold performance level applicable to these PSUs was not expected to be achieved. The value of the 2015 PSU award assuming the maximum performance level was achieved would have been $2,813,500.

(2)
For 2018, represents previously granted options that received accelerated vesting pursuant to Ms. Beck’s transition agreement. The amount reported represents the incremental fair value, computed as of the modification date in accordance with FASB ASC Topic 718. On August 4, 2015, Mr. Del Rio was awarded a performance-based option award in connection with the 2015 PSU award described above. Like the 2015 award of PSUs to Mr. Del Rio, a grant date was not established for the 2015 option award to Mr. Del Rio on the August 4, 2015 award date, but was instead established on February 27, 2018 due to the

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EXECUTIVE COMPENSATION TABLES
application of accounting principles. The fair value of the 2015 option award based on the probable outcome of the performance conditions at the time of the February 27, 2018 grant date was zero ($0) because the threshold performance level applicable to these options was not expected to be achieved. The value of the 2015 option award assuming the maximum performance level was achieved would have been $3,166,171.
(3)
For 2018, the amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect the annual cash performance incentives paid under our Plan based on performance during 2018, as described in “Compensation Discussion and Analysis.”

(4)
The following table provides detail for the amounts reported for 2018 in the “All Other Compensation” column of the table.

Name	Automobile ($)(a)	401(k) Employer Match ($)(b)	Executive Medical Plan Premium ($)(c)	Severance ($)(d)	CEO Benefits ($)(e)	Other Benefits ($)(f)	Total ($)
Frank J. Del Rio	27,600	13,375	11,328	—	152,000	1,620	205,923
Mark A. Kempa	14,400	13,375	17,268	—	—	533	45,576
Wendy A. Beck	2,825	—	17,268	3,487,275	—	252	3,507,620
Jason Montague	18,000	13,375	17,268	—	—	1,634	50,277
Andrew Stuart	18,000	13,375	17,268	—	—	756	49,399
T. Robin Lindsay	14,400	13,375	11,328	—	—	756	39,859
(a)
Represents a cash automobile and automobile maintenance allowance.

(b)
Represents an employer contribution match under our 401(k) Plan on the same terms as those generally offered to our other employees.

(c)
Represents premiums under an executive medical plan.

(d)
Represents $9,202 for continued medical coverage, $666,668 in consulting fees during 2018 and $2,811,405 in cash severance payments.

(e)
Represents the following benefits for Mr. Del Rio: $100,000 travel expense allowance, $12,000 personal allowance, $20,000 tax preparation service and $20,000 country club membership.

(f)
Represents flexible credits, life insurance premiums and cruise benefits (including immediate family travel).

 2019 Proxy Statement / 43

EXECUTIVE COMPENSATION TABLES
Grants of Plan-Based Awards in 2018 Table

The following table presents all Plan-based awards granted to our NEOs during the year ended December 31, 2018.
	Grant Date	Compen- sation Committee Approval Date (If Different than Grant Date)	Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name			Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Frank J. Del Rio
2018 Annual Cash Performance Incentive	—	—	1,800,000	3,600,000	5,400,000	—	—	—	—	—	—	—
RSU Award(3)	3/1/18	—	—	—	—	—	—	—	52,956	—	—	3,006,312
Option Award – Performance Based(4)	2/27/18	8/4/15	—	—	—	166,668	187,501	208,335	—	—	59.43	—
PSU Award(4)	2/27/18	8/4/15	—	—	—	40,000	45,000	50,000	—	—	—	—
PSU Award(5)	2/27/18	8/1/17	—	—	—	47,444	79,073	158,146	—	—	—	7,719,737
PSU Award	3/1/18	—	—	—	—	47,663	79,435	158,870	—	—	—	4,509,582
Mark A. Kempa
2018 Annual Cash Performance Incentive	—	—	314,034	628,068	1,570,171	—	—	—	—	—	—	—
RSU Award(3)	3/1/18	—	—	—	—	—	—	—	8,826	—	—	501,052
PSU Award	3/1/18	—	—	—	—	2,649	4,413	8,826	—	—	—	250,583
Wendy A. Beck
2018 Annual Cash Performance Incentive	—	—	350,000	700,000	1,750,000	—	—	—	—	—	—	—
Option Award(6)	3/1/16	—	—	—	—	—	—	—	—	12,500	50.31	127,125
Option Award(6)	7/1/14	—	—	—	—	—	—	—	—	10,000	31.90	273,700
Option Award(6)	7/1/15	—	—	—	—	—	—	—	—	16,667	56.19	100,835
RSU Award(6)	3/1/16	—	—	—	—	—	—	—	6,250	—	—	368,750
RSU Award(6)	3/1/17	—	—	—	—	—	—	—	20,000	—	—	1,180,000
PSU Award(7)	2/27/18	3/1/17	—	—	—	9,000	15,000	—	—	—	—	844,050
Jason Montague
2018 Annual Cash Performance Incentive	—	—	350,000	700,000	1,750,000	—	—	—	—	—	—	—
RSU Award(3)	3/1/18	—	—	—	—	—	—	—	23,536	—	—	1,336,139
PSU Award(7)	2/27/18	3/1/17	—	—	—	9,000	15,000	—	—	—	—	844,050
PSU Award	3/1/18	—	—	—	—	7,062	11,768	23,536	—	—	—	668,069
Andrew Stuart
2018 Annual Cash Performance Incentive	—	—	350,000	700,000	1,750,000	—	—	—	—	—	—	—
RSU Award(3)	3/1/18	—	—	—	—	—	—	—	23,536	—	—	1,336,139
PSU Award(7)	2/27/18	3/1/17	—	—	—	9,000	15,000	—	—	—	—	844,050
PSU Award	3/1/18	—	—	—	—	7,062	11,768	23,536	—	—	—	668,069
T. Robin Lindsay
2018 Annual Cash Performance Incentive	—	—	350,000	700,000	1,750,000	—	—	—	—	—	—	—
RSU Award(3)	3/1/18	—	—	—	—	—	—	—	23,536	—	—	1,336,139
PSU Award(7)	2/27/18	3/1/17	—	—	—	9,000	15,000	—	—	—	—	844,050
PSU Award	3/1/18	—	—	—	—	7,062	11,768	23,536	—	—	—	668,069
(1)
The amounts reported in these columns represent the range of possible payouts under our Plan’s annual cash performance incentive program based on performance during 2018, as described in “Compensation Discussion and Analysis.” For 2018, the maximum target performance level was achieved and payable to our NEOs (other than Ms. Beck, whose actual annual cash performance incentive was paid according to her transition agreement).

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EXECUTIVE COMPENSATION TABLES
(2)
The fair value of each performance-based option award is estimated on the date of grant using the Black-Scholes option-pricing model. The fair value of the time-based RSUs is equal to the closing market price of our shares on the date of grant. The fair value of PSUs is reported based on the probable outcome of the performance conditions at the time of grant and the closing market price of our ordinary shares on the date of grant. PSUs were valued as follows: February 27, 2018 grants originally awarded on August 4, 2015 were valued below threshold and have zero value based on the probable performance outcome, February 27, 2018 grants originally awarded on March 1, 2017 or August 1, 2017 were valued at maximum and March 1, 2018 grants were valued at target. All RSUs and PSUs reported in this table were awarded under our Plan.

(3)
Reflects RSU awards that will vest in equal installments on March 1, 2019, 2020 and 2021.

(4)
Awards were originally made on August 4, 2015. Pursuant to FASB ASC Topic 718, a grant date was not established for the awards on the award date, but was established on February 27, 2018 due to the application of accounting principles.

(5)
Award was originally made on August 1, 2017. Pursuant to FASB ASC Topic 718, a grant date was not established for the award on the award date, but was established on February 27, 2018 due to the application of accounting principles.

(6)
Represents options and RSUs that received accelerated vesting pursuant to Ms. Beck’s transition agreement. The amount reported under “Grant Date Fair Value of Stock and Option Awards” represents the incremental fair value, computed as of the modification date, February 2, 2018, in accordance with FASB ASC Topic 718.

(7)
Awards were originally made on March 1, 2017. Pursuant to FASB ASC Topic 718, a grant date was not established for the awards on the award date, but was established on February 27, 2018 due to the application of accounting principles.

 2019 Proxy Statement / 45

EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards at December 31, 2018 Table

The following table presents information regarding the outstanding equity awards held by each of our NEOs as of December 31, 2018.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(1) (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Frank J. Del Rio	427,083	312,500(4)	364,584(14)	59.43	8/3/2025	37,500(4)	1,589,625	87,500(14)	3,709,125
	—	—	—	—	—	35,143(5)	1,489,712	158,146(6)	6,703,809
	—	—	—	—	—	52,956(7)	2,244,805	158,870(11)	6,734,499
Mark A. Kempa	4,952	—	—	19.00	1/17/2020	2,500(9)	105,975	8,826(11)	374,134
	10,000	—	—	30.95	6/30/2023	8,334(5)	353,278	—	—
	15,000	—	—	31.90	6/30/2024	8,826(7)	374,134	—	—
	15,000	—	—	41.79	11/18/2024	—	—	—	—
	30,000	—	—	56.19	6/30/2025	—	—	—	—
	10,000	5,000(8)	—	50.31	2/28/2026	—	—	—	—
Wendy Beck	—	—	—	—	—	—	—	15,000(10)	635,850
Jason Montague	40,000	—	—	41.79	11/18/2024	6,250(9)	264,938	15,000(10)	635,850
	45,000	15,000(12)	—	43.76	2/1/2025	20,000(5)	847,800	23,536(11)	997,691
	50,000	—	—	56.19	6/30/2025	23,536(7)	997,691	—	—
	25,000	12,500(8)	—	50.31	2/28/2026	—	—	—	—
Andrew Stuart	84,051	—	—	19.00	1/17/2020	6,250(9)	264,938	15,000(10)	635,850
	50,000	—	—	30.95	6/30/2023	5,000(15)	211,950	23,536(11)	997,691
	40,000	—	—	31.90	6/30/2024	20,000(5)	847,800	—	—
	75,000	25,000(13)	—	50.17	4/27/2025	23,536(7)	997,691	—	—
	25,000	12,500(8)	—	50.31	2/28/2026	—	—	—	—
T. Robin Lindsay	50,000	—	—	56.19	6/30/2025	6,250(9)	264,938	15,000(10)	635,850
	25,000	12,500(8)	—	50.31	2/28/2026	20,000(5)	847,800	23,536(11)	997,691
	—	—	—	—	—	23,536(7)	997,691	—	—
(1)
Represents performance-based and market-based options and PSUs awarded to our NEOs, which will vest upon the achievement of pre-determined targets.

(2)
Represents unvested RSU awards subject to time-based vesting requirements.

(3)
The market value of the unvested RSU and PSU awards was calculated based on the $42.39 closing price of our ordinary shares as of December 31, 2018.

(4)
Represents time-based option and RSU awards granted to Mr. Del Rio on August 4, 2015. The time-based option award and the time-based RSU award vest on June 30, 2019.

(5)
Represents a time-based RSU award that vests in substantially equal installments on March 1, 2019 and March 1, 2020.

(6)
Represents a PSU award that will vest zero to 200% of target based on Adjusted ROIC performance for 2018 and average Adjusted EPS growth metrics for 2017 and 2018. Award is also subject to a time-based vesting requirement through March 1, 2020. Amount reported assumes vesting at 200% of target.

(7)
The RSUs vest in substantially equal annual installments on March 1, 2019, 2020 and 2021.

(8)
The options vest on March 1, 2019.

(9)
The RSUs vest on March 1, 2019.

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EXECUTIVE COMPENSATION TABLES
(10)
Represents a PSU award that will vest zero to 100% of target based on Adjusted ROIC performance for 2018. Amount reported assumes vesting at 100% of target.

(11)
Represents a PSU award that will vest zero to 200% of target based on Adjusted ROIC performance for 2019 and average Adjusted EPS growth metrics for 2018 and 2019. Amount reported assumes vesting at 200% of target.

(12)
The options vest on February 2, 2019.

(13)
The options vest on March 4, 2019.

(14)
Represents market-based and performance-based options and PSUs granted to Mr. Del Rio on August 4, 2015. These awards will vest zero to 100% based on Adjusted EPS performance for 2018, Adjusted ROIC performance for 2018 and our achievement of certain stock price hurdles. Amount reported assumes vesting at 100%.

(15)
The RSUs vest on June 30, 2019.

Option Exercises and Stock Vested in 2018 Table

The following table presents information regarding all stock options exercised and value received upon exercise, and all stock awards vested and the value realized upon vesting, by our NEOs during 2018.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Frank J. Del Rio	—	—	55,072	2,636,769
Mark A. Kempa	—	—	6,666	378,429
Wendy A. Beck	332,295(2)	8,941,163	42,500(2)	2,381,488
Jason Montague	—	—	16,250	922,513
Andrew Stuart	6,500	189,933	21,250	1,158,763
T. Robin Lindsay	—	—	16,250	922,513
(1)
The value of the RSU awards was determined by multiplying the number of RSUs that vested by the per-share closing price of the ordinary shares on the vesting date. The value of the option awards was determined by multiplying (i) the number of shares to which the exercise of the options related by (ii) the difference between the per-share market price of the ordinary shares on the exercise date and the exercise price of the options.

(2)
Includes options, RSUs and PSUs that vested according to Ms. Beck’s transition agreement.

 2019 Proxy Statement / 47

EXECUTIVE COMPENSATION TABLES
Employment Agreements for NEOs — Salary and Annual Cash Performance Incentive Opportunity

Frank J. Del Rio
Mr. Del Rio is employed as our President and Chief Executive Officer pursuant to an employment agreement with us dated June 5, 2014, and subsequently amended by letter agreements dated September 2, 2014, August 4, 2015 and August 1, 2017. Mr. Del Rio’s amended employment agreement extends his term of employment until December 31, 2020. Mr. Del Rio’s amended employment agreement provides for a minimum annual base salary of  $1,500,000, subject to periodic review. Mr. Del Rio’s target annual cash performance incentive is 200% of his base salary, subject to a maximum limit of 300% of his base annual salary. Mr. Del Rio is entitled to a $2,000 monthly car allowance and certain maintenance and fuel expenses and certain other personal benefits each year. The amended employment agreement also provides for participation in employee benefit plans and perquisite programs generally available to our executive officers, including an executive medical plan.
Mr. Del Rio’s amended employment agreement entitles him to annual RSU awards that have an award date value of not less than $7.5 million, with such actual target number of RSUs being determined by multiplying the number of RSUs by the closing price of an ordinary share of our Company on the applicable date of award. At least 60% of each such award is contractually required to be subject to performance-based vesting requirements that will be determined by our Compensation Committee.

Mark A. Kempa
Mr. Kempa is employed as our Executive Vice President and Chief Financial Officer pursuant to an employment agreement with us dated as of September 10, 2018.
The initial term of Mr. Kempa’s employment agreement is from August 31, 2018 through December 31, 2021, which will automatically renew each anniversary of December 31, 2021 thereafter for additional one-year terms unless either we or Mr. Kempa gives notice of non-renewal within 60 days prior to the end of the term. The agreement provides for a minimum annual base salary of  $700,000, subject to annual review, an annual cash performance incentive in an amount to be determined by our Compensation Committee, long-term equity incentive compensation as determined by our Compensation Committee, and participation in the benefit plans and programs generally available to other similarly situated executives, including an executive medical plan. He is also entitled to a $1,200 monthly car allowance.

Wendy A. Beck
Ms. Beck was employed as our Executive Vice President and Chief Financial Officer pursuant to an employment agreement with us dated as of September 2, 2015. Ms. Beck resigned from her position, effective March 5, 2018.
The initial term of Ms. Beck’s employment under the agreement was from September 1, 2015 through December 31, 2018, which would have automatically renewed each anniversary of December 31, 2018 thereafter for additional one-year terms unless either we or Ms. Beck gave notice of non-renewal within 60 days prior to the end of the term. The agreement provided for a minimum annual base salary of  $650,000, subject to annual review, an annual cash performance incentive in an amount to be determined by our Compensation Committee, long-term equity incentive compensation as determined by our Compensation Committee and participation in the benefit plans and programs generally available to other similarly situated executives, including an executive medical plan. She was also entitled to a $1,200 monthly car allowance.

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EXECUTIVE COMPENSATION TABLES
Jason Montague
Mr. Montague is employed as our President and Chief Executive Officer of Regent pursuant to an employment agreement with us dated as of September 16, 2016.
The initial term of Mr. Montague’s employment agreement was from September 16, 2016 through December 31, 2018, which automatically renews each anniversary of December 31, 2018 thereafter for additional one-year terms unless either we or Mr. Montague gives notice of non-renewal within 60 days prior to the end of the term. The agreement provides for a minimum annual base salary of  $650,000, subject to annual review, an annual cash performance incentive in an amount to be determined by our Compensation Committee, long-term equity incentive compensation as determined by our Compensation Committee, and participation in the benefit plans and programs generally available to other similarly situated executives, including an executive medical plan. He is also entitled to a $1,500 monthly car allowance.

Andrew Stuart
Mr. Stuart is employed as our President and Chief Executive Officer of Norwegian pursuant to an employment agreement with us dated as of September 16, 2016.
The initial term of Mr. Stuart’s employment agreement was from September 16, 2016 through December 31, 2018, which automatically renews each anniversary of December 31, 2018 thereafter for additional one-year terms unless either we or Mr. Stuart gives notice of non-renewal within 60 days prior to the end of the term.
The agreement provides for a minimum annual base salary of  $650,000, subject to annual review, an annual cash performance incentive in an amount to be determined by our Compensation Committee, long-term equity incentive compensation as determined by our Compensation Committee, and participation in the benefit plans and programs generally available to other similarly situated executives, including an executive medical plan. He is also entitled to a $1,500 monthly car allowance.

T. Robin Lindsay
Mr. Lindsay is employed as our Executive Vice President, Vessel Operations, pursuant to an employment agreement with us dated as of October 18, 2015.
The initial term of Mr. Lindsay’s employment agreement was from September 1, 2015 through December 31, 2018, which automatically renews each anniversary of December 31, 2018 thereafter for additional one-year terms unless either we or Mr. Lindsay gives notice of non-renewal within 60 days prior to the end of the term. The agreement provides for a minimum annual base salary of  $600,000, subject to annual review, an annual cash performance incentive in an amount to be determined by our Compensation Committee, long-term equity incentive compensation as determined by our Compensation Committee, and participation in the benefit plans and programs generally available to other similarly situated executives, including an executive medical plan. He is also entitled to a $1,200 monthly car allowance.

Potential Payments Upon Termination or Change in Control

The following section describes the payments and benefits that would have become payable to our NEOs, other than Ms. Beck, in connection with a termination of their employment and/or a change in control of our
Company occurring on December 31, 2018. Please see “Compensation Discussion and Analysis” for a discussion of how the level of these payments and benefits was determined.

Frank J. Del Rio
Mr. Del Rio’s employment agreement, as amended in August 2017, provides for certain payments and benefits to be paid to him under the circumstances described below. In each case, Mr. Del Rio is entitled to receive all amounts that he has earned but are unpaid regardless of the circumstances under which his employment terminates (his “accrued obligations”).

 2019 Proxy Statement / 49

EXECUTIVE COMPENSATION TABLES
Severance Benefits — Termination of Employment.   In the event that Mr. Del Rio’s employment is terminated during the employment term either by us without “cause” or by him for “good reason” (as defined in the amended employment agreement), or if Mr. Del Rio’s employment terminates by reason of his death or disability (as those terms are defined in the amended employment agreement), or his employment terminates on the expiration of his employment term (or in the case of the cash severance payment, as of December 31, 2020, regardless of whether his employment terminates), he will be entitled to receive:
•
a payment equal to 2.25 times the sum of: (1) his annualized base salary in effect as of August 2017 ($1.5 million) and (2) his target annual cash performance incentive amount at the rate in effect as of August 2017 (or $3 million) and (3) $64,000, which represents the value of certain benefits; and

•
all then outstanding, unvested RSUs subject only to time-based vesting requirements that were awarded during and after 2017 will vest in full, and any outstanding, unvested performance-based RSUs that were awarded during and after 2017 will continue to remain outstanding as if Mr. Del Rio were still employed until the performance period is complete, will remain subject to all of the applicable performance conditions and will vest in full at the time, if any, that the performance conditions are satisfied.

If Mr. Del Rio’s employment terminates during the employment term either by us without “cause” or by him for “good reason” (as those terms are defined in the amended employment agreement) or his employment terminates on the expiration of his employment term, he will also be entitled to receive:
•
continuation of medical and dental coverage for Mr. Del Rio and his eligible dependents on the same terms as actively employed senior executives for two years after the severance date; and

•
a pro-rata portion of his annual cash performance

incentive for the year in which the severance date occurs, with the pro-rata portion determined based on performance through the severance date.
In the event that Mr. Del Rio’s employment is terminated either by us without “cause” or by him for “good reason” (as those terms are defined in the amended employment agreement), he will also be entitled to receive accelerated vesting for all unvested options, RSUs and PSUs from his award in 2015 in full. In the event that Mr. Del Rio’s employment is terminated due to his death or disability, he is also entitled to pro-rata vesting of the next unvested installment of his time-based options and RSUs from his 2015 award.
Mr. Del Rio’s right to receive the severance payments and benefits described above is subject to him executing a release of claims in favor of our Company.
Mr. Del Rio’s employment agreement provides that if any of the foregoing severance payments or benefits would be a parachute payment subject to any excise taxes pursuant to Section 4999 of the Code, his payments and benefits will be reduced and “cut back” to the extent that such reduction results in a better net after tax result to him.
Severance Benefits — Other Terminations.   In the event that Mr. Del Rio’s employment is terminated by us for “cause” or by him other than for “good reason,” he will only be entitled to receive his accrued obligations.
Restrictive Covenants.   Pursuant to Mr. Del Rio’s amended employment agreement, he has agreed not to disclose any confidential information of our Company and our affiliates at any time during or after his employment with us. In addition, Mr. Del Rio has agreed that for a period of one year (two years in the case of a resignation without “good reason”) after his employment terminates he will not compete with certain restricted competitors of our Company, and for a period of one year after the last date compensation is paid to him by us, he will not solicit the employees of our Company or our affiliates.

Wendy A. Beck
In connection with Ms. Beck’s resignation in the first quarter of 2018, she became entitled to receive the following benefits pursuant to a transition and consulting agreement that she entered into with us: (i) an amount equal to two times her base salary ($1.4 million), paid over a 12-month period, (ii) in recognition of her service and tenure, an amount equal to $4.0 million, paid in quarterly installments through December 30, 2019, (iii) continued COBRA benefits (including the executive medical plan) at the same cost as active employees (or pay in lieu of such benefits if we cannot provide such benefits) for up to 36 months (having a value of  $26,470 for 2018 and a total estimated value of  $90,417), (iv) full acceleration of her outstanding time-based equity awards (having a value equal to $1.8 million on the date of her resignation based on the NCLH share price on that date and the “spread” value of her options), (v) continued opportunity to vest in her only outstanding performance-based equity award, subject to the satisfaction of the applicable financial performance

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EXECUTIVE COMPENSATION TABLES
conditions for 2018 (having an estimated value of $0.8 million based on the NCLH share price on the date she resigned and assuming maximum achievement of the performance targets), (vi) pro-rata portion of any annual incentive actually earned based on performance for 2018 (having a value of approximately $1.3 million), and (vii) an executive-level cruise. Ms. Beck will receive $2.0 million, paid in six equal quarterly installments through December 30, 2019, for her consulting services and base salary and pro-rata bonus opportunity as if she remained employed through September 30, 2018.
Pursuant to the transition and consulting agreement, Ms. Beck has agreed not to disclose any confidential information of our Company and our affiliates at any time during or after her employment with us. In addition, she has agreed that for a period of two years after her employment was terminated, she will not compete with the business of our Company or our affiliates and will not solicit the employees or guests of our Company or our affiliates.

Other NEOs
The current employment agreement of each of Mr. Kempa, Mr. Montague, Mr. Stuart and Mr. Lindsay with us, described above under “Employment Agreements for NEOs — Salary and Annual Cash Performance Incentive Opportunity,” provides for certain payments and benefits to be paid to each NEO in connection with a termination of his employment with us under the circumstances described below. In each case, Mr. Kempa, Mr. Montague, Mr. Stuart and Mr. Lindsay are entitled to receive all amounts that they have earned but are unpaid regardless of the circumstances under which their employment terminates (“accrued obligations”).
Severance Benefits — Termination of Employment.   In the event that Mr. Kempa’s, Mr. Montague’s, Mr. Stuart’s or Mr. Lindsay’s employment is terminated during the employment term by us without “cause,” we provide notice that his employment agreement will not be extended or further extended, or the NEO terminates his employment for “good reason” (as those terms are defined in the employment agreements) the NEO will be entitled to receive:
•
an amount equal to twice his then current base salary at the annualized rate in effect on the severance date, payable over a 12-month period in accordance with our regular payroll cycle practices following termination;

•
payment of a pro-rata portion of any annual cash incentive actually earned for the year of termination; and

•
continuation of medical and dental coverage for him and his eligible dependents on substantially the same terms and conditions in effect on his termination of employment until the first to occur of: (1) 18 months following termination, (2) the date of his death; (3) the date he becomes eligible for coverage under the health plan of a future employer; or (4) the date our Company is no longer obligated to offer him COBRA continuation coverage.

In addition, if in connection with a change in control of our Company, we terminate Mr. Kempa’s, Mr. Montague’s, Mr. Stuart’s or Mr. Lindsay’s employment without “cause,” provide notice that his agreement will not be extended or further extended, or he terminates his employment for “good reason,” in addition to the payments and benefits described above, all of Mr. Kempa’s, Mr. Montague’s, Mr. Stuart’s or Mr. Lindsay’s outstanding and unvested equity awards granted under the Plan, or any successor equity plan, will receive full accelerated vesting.
The employment agreements for Mr. Kempa, Mr. Montague, Mr. Stuart and Mr. Lindsay provide that if any of the foregoing severance payments or benefits would be a parachute payment subject to any excise taxes pursuant to Section 4999 of the Code, his payments and benefits will be reduced and “cut back” to the extent that such reduction results in a better net after tax result to him.
Each of Mr. Kempa’s, Mr. Montague’s, Mr. Stuart’s and Mr. Lindsay’s right to receive the severance payments and benefits described above is subject to him executing a release of claims in favor of our Company.
Severance Benefits — Other Terminations.   In the event that Mr. Kempa’s, Mr. Montague’s, Mr. Stuart’s or Mr. Lindsay’s employment is terminated by us for any other reason (death, disability, by us for “cause” or by the NEO other than for “good reason”), he will only be entitled to receive his accrued obligations.
Restrictive Covenants.   Pursuant to each of Mr. Kempa’s, Mr. Montague’s, Mr. Stuart’s and Mr. Lindsay’s employment agreements, each NEO has agreed not to disclose any confidential information of our Company and our affiliates at any time during or after his employment with us. In addition, each NEO has agreed that for a period of two years after his employment terminates, he will not compete with the business of our Company or our affiliates and will not solicit the employees or guests of our Company or our affiliates.

 2019 Proxy Statement / 51

EXECUTIVE COMPENSATION TABLES
Estimated Severance and Change in Control Payments and Benefits
The following table presents the estimated payments and benefits to which each of our NEOs, other than Ms. Beck, would have been entitled had his employment been terminated or a change in control of our Company occurred on December 31, 2018 under the scenarios noted below.
Name	Voluntarily Termination or Termination for Cause ($)	Death, Disability or Retirement ($)	Termination Without Cause or Good Reason ($)	Change in Control Termination ($)
Frank J. Del Rio
Severance Payment	—	10,269,000	15,669,000	—
Insurance Continuation	—	—	41,826	—
Equity Acceleration	—	14,606,920(1)	18,892,375(2)	—
Mark A. Kempa
Severance Payment	—	—	2,970,171	2,970,171
Insurance Continuation	—	—	45,623	45,623
Equity Acceleration	—	—	—	1,020,454(3)
Jason Montague
Severance Payment	—	—	3,150,000	3,150,000
Insurance Continuation	—	—	45,623	45,623
Equity Acceleration	—	—	—	3,245,124(3)
Andrew Stuart
Severance Payment	—	—	3,150,000	3,150,000
Insurance Continuation	—	—	45,623	45,623
Equity Acceleration	—	—	—	3,457,074(3)
T. Robin Lindsay
Severance Payment	—	—	3,150,000	3,150,000
Insurance Continuation	—	—	31,369	31,369
Equity Acceleration	—	—	—	3,245,124(3)
(1)
The amount disclosed was determined by taking the value (calculated based on our closing share price of  $42.39 as of December 31, 2018) associated with (i) a pro-rated portion of Mr. Del Rio’s next unvested installment of 312,500 time-based options and 37,500 time-based RSUs from his 2015 award subject to acceleration as of December 31, 2018, (ii) the unvested, outstanding RSUs awarded to Mr. Del Rio in August 2017 and March 2018, (iii) the maximum number of outstanding PSUs awarded to Mr. Del Rio in August 2017 and (iv) the target number of outstanding PSUs awarded to Mr. Del Rio in March 2018 (which is an assumed amount as the actual PSU vesting will depend on actual performance results achieved). For options, the value presented is equal to their intrinsic value at December 31, 2018.

(2)
The amount disclosed was determined by taking the value (calculated based on our closing share price of  $42.39 as of December 31, 2018) associated with Mr. Del Rio’s aggregate unvested options, RSUs and PSUs subject to acceleration as of December 31, 2018. For options, the value presented is equal to their intrinsic value at December 31, 2018. For outstanding PSUs awarded in August 2017, the amount assumes the maximum number of outstanding PSUs awarded to Mr. Del Rio and for outstanding PSUs awarded in August 2015 and March 2018, the amount assumes the target number of outstanding PSUs awarded to Mr. Del Rio (which is an assumed amount as the actual PSU vesting will depend on actual performance results achieved).

(3)
The amount disclosed was determined by taking the value (calculated based on our closing share price of  $42.39 as of December 31, 2018) associated with each NEO’s outstanding, unvested options, RSUs and PSUs subject to acceleration as of December 31, 2018. For options, the value presented is equal to their intrinsic value at December 31, 2018. For outstanding PSUs awarded in March 2017, the amount assumes the maximum number of outstanding PSUs awarded to each NEO (other than Mr. Kempa who did not receive a PSU award in 2017) and for outstanding PSUs awarded in March 2018, the amount assumes the target number of outstanding PSUs awarded to each NEO (which is an assumed amount as the actual PSU vesting will depend on actual performance results achieved).

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EXECUTIVE COMPENSATION TABLES
Compensation Committee Interlocks and Insider Participation

Messrs. John W. Chidsey, Russell W. Galbut and Chad A. Leat served on our Compensation Committee during 2018. None of the members of our Compensation Committee was an officer or employee of our Company during the last fiscal year or was formerly an officer of our Company. During the last fiscal year, none of our executive officers served as: (1) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (2) a director of another entity, one of whose executive officers served on our Compensation Committee, or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board.

Pay Ratio Disclosure

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to provide the ratio of the annual total compensation of Mr. Del Rio, our President and Chief Executive Officer, to the annual total compensation of the median employee of the Company other than our President and Chief Executive Officer (the “Pay Ratio Disclosure”).
To provide context for this disclosure, it is important to understand the unique circumstances of our employee population. Our shipboard employees are an essential part of our operations and comprise over 90% of our workforce, while shoreside employees make up the remainder. Due to maritime requirements and the practical implications of employment on ships with worldwide operations, our shipboard employees receive certain accommodations that are not typically provided to shoreside employees including housing and meals while on the ship and medical care for any injuries or illnesses that occur while in the service of the ship. These accommodations are free of cost to each shipboard employee. Additionally, because our shipboard employees are away from home for extended periods of time while on the ship, they do not work for the entire year. For example, a shipboard employee will typically work between six to ten months out of the year. Pursuant to the rules governing our Pay Ratio Disclosure, we have not annualized payment for our shipboard employees. Our shipboard employees also generally reside outside of the U.S., where the cost of living may be significantly lower than in the U.S.
We believe that there have been no changes to our employee population or compensation arrangements since last year that would result in a significant change to the Pay Ratio Disclosure. However, in 2018, the median employee that was identified on December 31, 2017 received a promotion. Therefore, as permitted by Regulation S-K, we are substituting another employee, with substantially similar compensation and working in the same position and on the same ship as the median employee that was identified on December 31, 2017, for December 31, 2018.
The median employee was a full-time employee located on one of our ships with an annual total compensation of $20,101 for 2018, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which includes fixed cash pay, overtime pay, gratuities, and shipboard pension. Mr. Del Rio’s annual total compensation for 2018 was $22,593,061. Based on this information, for 2018, the ratio of the compensation of Mr. Del Rio to the annual total compensation of the median employee was estimated to be 1,124 to 1. As discussed in “Compensation Discussion and Analysis”, Mr. Del Rio’s annual total compensation for 2018 includes his PSU awards for both 2017 and 2018 due to the application of accounting principles. Without the effect of this application of accounting principles, which requires us to include performance-based equity awards made in more than one year, Mr. Del Rio’s annual total compensation for 2018 would have been $14,873,324 and the ratio of Mr. Del Rio’s annual total compensation to the annual total compensation of the median employee would be estimated to be 740 to 1.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.

 2019 Proxy Statement / 53

EXECUTIVE COMPENSATION TABLES
Equity Compensation Plan Information

We currently maintain two equity compensation plans: the Plan and the Employee Stock Purchase Plan (the “ESPP”).
The following table summarizes our equity plan information as of December 31, 2018.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(3)
Equity compensation plans approved by security holders	10,154,271	$50.61	12,872,756
Equity compensation plans not approved by security holders	—	—	—
Total	10,154,271	$50.61	12,872,756
(1)
Represents 6,305,625 ordinary shares subject to outstanding stock option awards under the Plan, 2,973,032 ordinary shares subject to outstanding RSU awards under the Plan, 825,614 ordinary shares subject to outstanding PSU awards under the Plan (assuming the maximum performance level is achieved) and 50,000 ordinary shares subject to outstanding market-based RSU awards under the Plan as of December 31, 2018.

(2)
Calculated exclusive of outstanding RSU awards.

(3)
Represents 11,104,771 ordinary shares available under the Plan and 1,767,985 ordinary shares available under the ESPP. The amount available under the ESPP includes 48,470 shares that were subject to purchase during the purchase period ended December 31, 2018. All of the ordinary shares available under the Plan may be granted in the form of options, share appreciation rights, share bonuses, restricted shares, share units, performance shares, phantom shares, dividend equivalents and other forms of awards available under the Plan.

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PROPOSAL 3 — AMENDMENT AND RESTATEMENT OF BYE-LAWS
Currently, our bye-laws contain a number of obsolete provisions related to our former listing on the Nasdaq Global Select Market, the ownership of our ordinary shares by our Former Sponsors and a related Shareholders’ Agreement. In December 2017, we transferred our listing from the Nasdaq Global Select Market to the NYSE. In December 2018, our Former Sponsors sold all remaining ordinary shares of our Company, and the related Shareholders’ Agreement was terminated. As a result of these developments, a number of provisions in our bye-laws are no longer applicable or relevant. Our Board has approved, and is asking the shareholders of our Company to approve, an amendment and restatement of our bye-laws to remove these obsolete provisions. Our Board believes the proposed amendment and restatement of our bye-laws is in the best interests of our shareholders.
This summary of the proposed amendment and restatement of our bye-laws is qualified in its entirety by reference to the full text of the proposed Amended and Restated Bye-laws, which is attached as Appendix B. Additions to the text of our Company’s bye-laws contained in Appendix B are indicated by underlining, and deletions of the text are indicated by strike-outs.
In accordance with our bye-laws, the shareholders of our Company are required to approve the Amended and Restated Bye-laws. Accordingly, our Board requests your vote on the following resolution at the Annual General Meeting:
RESOLVED, that the shareholders of our Company approve the amendment and restatement of our Company’s bye-laws set forth in Appendix B to the Proxy Statement in order to remove obsolete provisions in our Company’s bye-laws.
Our Board has approved the Amended and Restated Bye-laws in Appendix B, subject to and conditioned upon shareholder approval of the proposed amendments at our Annual General Meeting. If approved, the Amended and Restated Bye-laws will become effective immediately following our Annual General Meeting. If the proposed amendments are not approved, our bye-laws will remain as currently in effect and the obsolete provisions will remain in place.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED BYE-LAWS.
 2019 Proxy Statement / 55

PROPOSAL 4 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed PwC to serve as our independent registered public accounting firm for the year ending December 31, 2019. As required by our bye-laws and applicable law, the appointment of PwC and the fixing of PwC’s remuneration must be approved by our shareholders at the Annual General Meeting. If shareholders do not ratify the appointment of PwC and our Audit Committee’s determination of PwC’s remuneration, our Audit Committee will consider the appointment of another independent registered public accounting firm. In addition, even if shareholders ratify our Audit Committee’s selection, our Audit Committee, in its discretion, may still appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of our Company and its shareholders.
A representative of PwC is expected to attend the Annual General Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to answer appropriate questions.
Aggregate fees for professional services rendered by PwC for our Company and NCL Corporation Ltd. for the years ended December 31, 2018 and 2017 were:
	Total Fees Year Ended December 31,
	2018	2017
	(in thousands)
Audit fees	$4,980	$5,161(1)
Audit-related fees	275	530(1)
Tax fees	340	307
All other fees	2	2
Total	$5,597	$6,000
(1)
Reflects a reclassification to audit fees of  $150,000 of fees previously disclosed as audit-related fees.

The audit fees for the years ended December 31, 2018 and 2017 relate to the aggregate fees billed by PwC in connection with the audit of our financial statements and related internal control over financial reporting.
The audit-related fees for the years ended December 31, 2018 and 2017 were related to accounting consultations and the issuance of comfort letters.
Tax fees for the years ended December 31, 2018 and 2017 were related to tax return preparation and other tax services.
All other fees for the years ended December 31, 2018 and 2017 included fees related to the PwC annual on-line subscription research tool.
Pursuant to the terms of its charter, our Audit Committee must pre-approve all audit and permitted non-audit services to be performed by our independent registered public accounting firm. Such pre-approval can be given as part of our Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual basis. Our Audit Committee is authorized to delegate the pre-approval of audit and permitted non-audit services to one or more of its members, provided that any decisions to pre-approve any audit or non-audit services pursuant to this authority must be presented to our full Audit Committee at its next scheduled meeting. Our Audit Committee pre-approved all of the non-audit services provided by our independent registered public accounting firm in 2018 and 2017.
Our Audit Committee has considered and determined that the services provided by PwC are compatible with maintaining PwC’s independence.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF PWC AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019
AND THE AUDIT COMMITTEE’S DETERMINATION OF PWC’S REMUNERATION.

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AUDIT COMMITTEE REPORT
The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process, audit process and internal controls as more fully described in the written charter of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon.
In the performance of its oversight function, the Audit Committee reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2018 with management and with PricewaterhouseCoopers LLP. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence and considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining its independence.
Based on the review and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC.
Audit Committee of the Board of Directors
Chad A. Leat (Chair)
John W. Chidsey
Pamela Thomas-Graham
February 20, 2019
The foregoing report of our Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by our Company (including any future filings) under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.
 2019 Proxy Statement / 57

SHARE OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners and Management

The table below sets forth information regarding the beneficial ownership of our equity securities as of April 1, 2019 (except where another date is indicated) by:
•
each person that is known by us to be a beneficial owner of more than 5% of our outstanding equity securities;

•
each of our NEOs;

•
each of our current directors and director nominees; and

•
all current directors and current executive officers as a group.

There were 215,386,773 ordinary shares issued and outstanding as of April 1, 2019.
The amounts and percentages of our ordinary shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities (including as further described in the footnotes to the following table). Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he or she has no economic interest. Except as otherwise indicated in the footnotes below and as subject to applicable community property laws, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated ordinary shares. Unless indicated otherwise, the address of each individual listed in the table is c/o Norwegian Cruise Line Holdings Ltd., 7665 Corporate Center Drive, Miami, Florida 33126.

	Ordinary Shares Beneficially Owned
Name and Address(1)	Number	Percent
The Vanguard Group(2)	22,441,600	10.4%
Capital World Investors(3)	20,730,570	9.6%
T. Rowe Price Associates, Inc.(4)	19,310,790	9.0%
BlackRock, Inc.(5)	14,287,003	6.6%
Janus Henderson Group plc(6)	11,665,232	5.4%
David M. Abrams	13,845	*
Adam M. Aron	6,452	*
John W. Chidsey	21,790	*
Stella David	9,624	*
Russell W. Galbut(7)	431,001	*
Mary E. Landry	1,541	*
Chad A. Leat	18,503	*
Steve Martinez	—	—
Pamela Thomas-Graham	1,850	*
Frank J. Del Rio(8)	639,451	*
Mark A. Kempa(9)	104,213	*
Wendy A. Beck(10)	285,756	*
Jason Montague(11)	241,514	*
Andrew Stuart(12)	585,908	*
T. Robin Lindsay(13)	184,610	*
All current directors and current executive officers as a group (18 persons)(14)	2,720,267	1.3%
*
Indicates less than one percent.

(1)
This table is based on information supplied to us by our executive officers, directors and principal shareholders or included in Schedule 13Gs filed with the SEC.

58 /

SHARE OWNERSHIP INFORMATION
(2)
The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Of the amount reported as beneficially owned, The Vanguard Group has sole voting power over 262,450 ordinary shares, shared voting power over 44,201 ordinary shares, sole dispositive power over 22,145,998 ordinary shares and shared dispositive power over 295,602 ordinary shares. The foregoing information is as of December 31, 2018 and is based solely on a Schedule 13G/A (Amendment No. 3) filed by The Vanguard Group with the SEC on February 11, 2019.

(3)
The address of Capital World Investors, a division of Capital Research and Management Company (CRMC), is 333 South Hope Street, Los Angeles, CA 90071. Of the amount reported as beneficially owned, Capital World Investors has sole voting power over 20,675,829 ordinary shares, shared voting power over no ordinary shares and sole dispositive power over all 20,730,570 ordinary shares. Capital World Investors disclaims beneficial ownership of all of such ordinary shares. The foregoing information is as of December 31, 2018 and is based solely on a Schedule 13G filed by Capital World Investors with the SEC on February 14, 2019.

(4)
The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. Of the amount reported as beneficially owned, T. Rowe Price Associates, Inc. has sole voting power over 6,834,626 ordinary shares, shared voting power over no ordinary shares and sole dispositive power over all 19,310,790 ordinary shares. The foregoing information is as of December 31, 2018 and is based solely on a Schedule 13G/A (Amendment No. 5) filed by T. Rowe Price Associates, Inc. with the SEC on February 14, 2019.

(5)
The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. Of the amount reported as beneficially owned, BlackRock, Inc. has sole voting power over 12,455,192 ordinary shares, shared voting power over no ordinary shares and sole dispositive power over all 14,287,003 ordinary shares. The foregoing information is as of December 31, 2018 and is based solely on a Schedule 13G filed by BlackRock, Inc. with the SEC on February 8, 2019.

(6)
Janus Henderson Group plc (“Janus”), together with its affiliated entities, Intech Investment Management LLC (“Intech”), Janus Capital Management LLC (“Janus Capital”), Janus Capital International Limited (“JCIL”), Perkins Investment Management LLC (“Perkins”), Geneva Capital Management LLC (“Geneva”), Henderson Global Investors Limited (“HGIL”) and Janus Henderson Global Investors Australia Institutional Funds Management Limited (“JHGIAIFML”) reported beneficial ownership of 11,665,232 of our ordinary shares, which includes 49,671 ordinary shares that may be deemed beneficially owned by HGIL, 9,978 ordinary shares that may be deemed beneficially owned by Intech, 144,479 ordinary shares that may be deemed beneficially owned by JCIL and 11,461,104 ordinary shares that may be deemed beneficially owned by Janus Capital. Each of HGIL, JCIL, Intech and Janus Capital disclaims beneficial ownership over such shares. Of the amount reported as beneficially owned, Janus Henderson Group plc has sole voting power over no ordinary shares, shared voting power over all 11,665,232 ordinary shares and sole dispositive power over all 11,665,232 ordinary shares. The foregoing information is as of December 31, 2018 and is based solely on a Schedule 13G filed by Janus Henderson Group plc with the SEC on February 12, 2019. The address of Janus is 201 Bishopsgate EC2M 3AE, United Kingdom.

(7)
Includes 389,917 ordinary shares held indirectly through RonRuss Partners, Ltd.

(8)
Reflects our ordinary shares and 427,083 ordinary shares issuable upon the exercise of options that are exercisable on or within 60 days of April 1, 2019. Includes 40,160 shares held indirectly through Breeze Hill Investments, LLC, 17,912 shares held indirectly through GCO Management, LLC, which is owned by a family trust, and 27,875 shares owned indirectly by a family trust. Mr. Del Rio has shared voting and investment power over the shares held through Breeze Hill Investments, LLC.

(9)
Reflects our ordinary shares and 89,952 ordinary shares issuable upon the exercise of options that are exercisable on or within 60 days of April 1, 2019.

(10)
Includes 1,200 ordinary shares held by Ms. Beck’s children for which she serves as custodian. 216,535 ordinary shares are pledged to secure a line of credit pursuant to a pledge entered into prior to October 2017.

(11)
Reflects our ordinary shares and 187,500 ordinary shares issuable upon the exercise of options that are exercisable on or within 60 days of April 1, 2019.

(12)
Reflects our ordinary shares and 269,551 ordinary shares issuable upon the exercise of options that are exercisable on or within 60 days of April 1, 2019.

(13)
Reflects our ordinary shares and 87,500 ordinary shares issuable upon the exercise of options that are exercisable on or within 60 days of April 1, 2019.

(14)
Reflects our ordinary shares and 1,356,586 ordinary shares issuable upon the exercise of options that are exercisable on or within 60 days of April 1, 2019 that are held collectively by our current directors and current executive officers.

 2019 Proxy Statement / 59

SHARE OWNERSHIP INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the members of our Board, our executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and reports of changes in ownership of our equity securities. These persons are required by SEC regulations to furnish us with copies of all of these reports that they file. To our knowledge, based solely on our review of the copies of such reports, including any amendments thereto, furnished to us and written responses to annual directors’ and officers’ questionnaires that no other reports were required, all Section 16(a) reports required to be filed during 2018 were timely filed.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review and Approval of Related Party Transactions

Pursuant to its charter, our Audit Committee is responsible for the review and approval of all related party transactions; however, our Audit Committee does not have a written policy regarding the approval of related party transactions. As part of its review and approval of a related party transaction, our Audit Committee considers:
•
the nature of the related party’s interest in the transaction;

•
the material terms of the transaction, including the amount involved and type of transaction;

•
the importance of the transaction to the related party and to us;

•
whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

•
any other matters our Audit Committee deems appropriate.

Relationships and Transactions

We and our Former Sponsors were party to a Shareholders’ Agreement. The Shareholders’ Agreement provided certain shareholders party thereto certain rights with respect to the affairs of the Company, including, subject to certain limitations, the right to influence the voting of the ordinary shares of our Company held by other shareholders party thereto, the right to participate on a pro rata basis in any issuance of new ordinary shares of our Company and certain registration rights with respect to the ordinary shares of our Company, including the right to make written requests in unlimited numbers to us to register and thereby transfer all or a portion of their ordinary shares of our Company through registered secondary share offerings. Apollo and Genting HK exercised these rights in March 2018 and December 2018. Pursuant to the Shareholders’ Agreement, we paid certain registration expenses in such offerings. On December 3, 2018, we entered into a termination agreement with Apollo and Genting HK that terminated the Shareholders’ Agreement and all of the rights, obligations and provisions of the parties thereto, other than certain expense and indemnity provisions, which survive the Shareholders’ Agreement indefinitely.
In December 2018, as part of a public equity offering of our ordinary shares owned by Apollo and Genting HK, we repurchased 1,683,168 of our ordinary shares sold in the offering for approximately $85.0 million pursuant to our share repurchase program.
In March 2018, as part of a public equity offering of our ordinary shares owned by Apollo and Genting HK, we repurchased 4,722,312 of our ordinary shares sold in the offering for approximately $263.5 million pursuant to our then existing share repurchase program.
From January 1, 2018 through December 3, 2018 (the date Apollo ceased to be a related party), we purchased equipment from PlayAGS, Inc., an affiliate of Apollo, worth approximately $1.2 million.
In July 2009, we established a marketing alliance with Caesars Entertainment Corporation which incorporates cross company marketing, purchasing and loyalty programs. Caesars Entertainment Corporation was formerly owned by affiliates of Apollo until March 2019. From the beginning of 2018 through December 3, 2018, we paid approximately $4.1 million to Caesars Entertainment Corporation.
We have a marketing agreement with ClubCorp Holdings, Inc. which is owned by affiliates of Apollo. From January 1, 2018 through December 3, 2018, we paid approximately $0.4 million to ClubCorp Holdings, Inc. for advertising services.
We have an agreement with Mood Media Corporation which is owned by affiliates of Apollo. From January 1, 2018 through December 3, 2018, we paid approximately $0.2 million to Mood Media Corporation for branding and marketing services.
Mr. Rogelio (Roger) Del Rio, who is the brother of our President, Chief Executive Officer and director, Mr. Frank J. Del Rio, is our Vice President, Strategic Sourcing. From January 1, 2018 through April 1, 2019, Mr. Roger Del Rio’s total compensation was $625,366, which includes his base salary, annual cash bonus for 2018 and his equity awards for 2018 and 2019, which vest over a three-year period. He is eligible to participate in our general employee benefit plans.
Mr. Kyle Lindsay, who is the son of our Executive Vice President, Vessel Operations, Mr. T. Robin Lindsay, is our Director, Electrical Services. From January 1, 2018 through April 1, 2019, Mr. Kyle Lindsay’s total compensation was $263,549, which includes his base salary, annual cash bonus for 2018 and his equity awards for 2018 and 2019, which vest over a three-year period. He is eligible to participate in our general employee benefit plans.

 2019 Proxy Statement / 61

ABOUT THE ANNUAL GENERAL MEETING AND VOTING
      Who may vote?

Each ordinary share outstanding as of the close of business on April 1, 2019 (the “record date”) is entitled to one vote at our Annual General Meeting. At the close of business on April 1, 2019, 215,386,773 of our ordinary shares were outstanding and entitled to vote. The ordinary shares are our only outstanding class of equity securities that are entitled to vote at the Annual General Meeting. Our bye-laws provide that no one person or group of related persons, may own, or be deemed to own, more than 4.9% of our ordinary shares, whether measured by vote, value or number, unless such ownership is approved by our Board (the “4.9% limit”). Any outstanding shares held in excess of the 4.9% limit will be transferred to and held in a trust. The trustee will be entitled to vote the excess shares on behalf of the beneficiary. See “Item 1 — Business — Taxation — U.S. Income Taxation — Exemption of International Shipping Income under Section 883 of the Code” in our 2018 Annual Report for further information.
At the Annual General Meeting, you may vote all of the ordinary shares owned by you as of the close of business on the record date. These ordinary shares include ordinary shares that are (1) held of record directly in your name and (2) held for you as the beneficial owner through a broker, bank, or other nominee. There are some distinctions between ordinary shares held of record and ordinary shares owned beneficially as described herein.

      What do I do if I am a shareholder of record?

If your ordinary shares are registered directly in your name with our Company or our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the shareholder of record with respect to those ordinary shares, and the proxy materials were sent directly to you by us. If you previously requested to receive printed proxy materials, we have sent a proxy card for you to use. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual General Meeting. See “How do I vote?” below.

      What do I do if I am a beneficial owner?

If your ordinary shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of ordinary shares held in “street name,” and the proxy materials were forwarded to you by your broker, bank or other nominee. If you previously requested to receive printed proxy materials, your broker, bank or other nominee has sent a voting instruction form that you may use. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account, and you are also invited to attend the Annual General Meeting. See “How do I vote?” below.

      What are the requirements to attend the Annual General Meeting?

You are invited to attend the Annual General Meeting if you are a shareholder of record or a beneficial owner as of the record date, or you hold a valid legal proxy for the Annual General Meeting. If you are a shareholder of record, you must present a government-issued photo identification, such as a valid driver’s license, and the name on your photo identification will be verified against the list of shareholders as of the record date for admission to the Annual General Meeting. If you hold your ordinary shares through a broker, bank or other nominee, you will need to provide proof of beneficial ownership by bringing either a copy of the Notice of Internet Availability or voting instruction form provided to you by your broker, bank or other nominee, a copy of your brokerage statement showing your ordinary share ownership as of the record date, or other similar evidence of ownership as of the record date, as well as a government-issued photo identification, such as a valid driver’s license. The name on your photo identification and your proof of ownership must match. If you hold a valid legal proxy to vote a shareholder’s ordinary shares at the Annual General Meeting, you will also be asked to present a government-issued photo identification, such as a valid driver’s license, and the name on your

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ABOUT THE ANNUAL GENERAL MEETING AND VOTING
photo identification and legal proxy must match for admission to the Annual General Meeting.
Please note that cameras, sound or video recording equipment, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages may not be allowed (or their use may be restricted) in the meeting room. Security measures at the Annual General Meeting may also include bag searches and hand-wand searches.

      How do I vote?

Voting in Person
Ordinary shares held in your name as the shareholder of record may be voted in person at the Annual General Meeting. Ordinary shares for which you are the beneficial owner but not the shareholder of record may be voted in person at the Annual General Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares in person at the meeting. Even if you plan to attend the Annual General Meeting, we recommend that you also vote your ordinary shares as described below so that your vote will be counted if you later decide not to attend the meeting.

Voting Without Attending the Annual General Meeting
Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote your ordinary shares without attending the Annual General Meeting. You may vote by granting a proxy or, for ordinary shares held in street name, by submitting voting instructions to your broker, bank or nominee. You may also submit a proxy or voting instructions by telephone or using the Internet as outlined on your Notice of Internet
Availability, proxy card or voting instruction form. Please see your Notice of Internet Availability, proxy card or the information your bank, broker, or other nominee provided to you for more information on these options. Votes cast by Internet or telephone have the same effect as votes cast by submitting a written proxy card or voting instruction form.

How to Vote in Advance

Your vote is important. Please vote as soon as possible by one of the methods shown below. Be sure to have your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials in hand:

By telephone	You can vote your shares by calling the number provided in the proxy card or voting instruction form
By Internet	You can vote your shares online at www.proxyvote.com
By mail	Complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope provided
Deadline for Voting
If you are a shareholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern Time on June 12, 2019 in order for your ordinary shares to be voted at the Annual General Meeting. However, if you are a shareholder of record and you received a copy of the proxy materials by mail, you may instead mark, sign and date the proxy card you received and return it in the accompanying prepaid and addressed envelope so that it is received by us before the Annual General Meeting in order for your ordinary shares to be

 2019 Proxy Statement / 63

ABOUT THE ANNUAL GENERAL MEETING AND VOTING
voted at the Annual General Meeting. If you hold your ordinary shares in street name, please provide your voting instructions by the deadline specified by the broker, bank or other nominee that holds your shares.

      How will my shares be voted?

Our Board has appointed Mr. Mark A. Kempa and Ms. Faye Ashby to serve as proxy holders to vote your shares according to the instructions you submit. If you properly submit a proxy but do not specify your voting choice on one or more of the items listed in the accompanying Notice of Annual General Meeting of Shareholders, your shares will be voted as follows:
FOR the election of each of the four nominees for Class III director (Proposal No. 1);
FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal No. 2);
FOR the approval of the amendment and restatement of our bye-laws to delete obsolete provisions (Proposal No. 3); and
FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2019 and the determination of PwC’s remuneration by our Audit Committee (Proposal No. 4).
If you hold your ordinary shares in street name through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your ordinary shares in its discretion on routine matters. However, a broker cannot vote ordinary shares held in street name on non-routine matters unless the broker receives voting instructions from the street name holder. The proposal to ratify the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2019 and our Audit Committee’s determination of PwC’s remuneration (Proposal No. 4) is considered routine under applicable rules, while each of the other items to be submitted for a vote of shareholders at the Annual General Meeting is considered non-routine. Accordingly, if you hold your ordinary shares in street name through a brokerage account and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your ordinary shares on Proposal No. 4, but will not be permitted to vote your ordinary shares on any of the other items at the Annual General Meeting. If your broker exercises this discretion, your ordinary shares will be counted as present for the purpose of determining the presence of a quorum at the Annual General Meeting and will be voted on Proposal No. 4 in the manner directed by your broker, but your shares will constitute “broker non-votes” on each of the other items at the Annual General Meeting. Broker non-votes will not be counted as a vote cast with respect to Proposal Nos. 1 and 2 and therefore will not be counted in determining the outcome of such items. Broker non-votes will have the same effect as a vote against Proposal No. 3.

      What matters will be presented?

We are not aware of any matters to be presented for a vote at the Annual General Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the meeting, your proxy, if properly submitted, gives authority to the proxy holders to vote your ordinary shares in accordance with their judgment.

      What constitutes a quorum?

A quorum refers to the number of persons that must be in attendance at an annual general meeting of shareholders and the percentage of the total issued voting shares that must be represented at such meeting in order to lawfully conduct business. The presence of two or more persons, present in person or by proxy, holding in excess of 50% of the total issued ordinary shares entitled to vote will form a quorum for the transaction of business at the Annual General Meeting. Shares represented by properly submitted proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If the persons present or represented by proxy at the Annual General Meeting constitute the holders of less than a majority of the outstanding ordinary shares entitled to vote as of the record date, the chairperson of the Annual General Meeting may adjourn the meeting to a subsequent date for the purpose of obtaining a quorum.

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ABOUT THE ANNUAL GENERAL MEETING AND VOTING

      What is the vote required for proposals on the agenda?

The following summary describes the vote required to approve each of the proposals at the Annual General Meeting assuming a quorum has been established for the transaction of business at the meeting.
Election of Class III Directors (Proposal No. 1). Pursuant to our bye-laws, each director nominee receiving an affirmative majority of the votes cast with respect to his or her election will be elected as a Class III director. The majority voting standard does not apply, however, where the number of persons validly proposed for election as a director is greater than the number of directors to be elected. In such circumstances, directors will instead be elected by a plurality of the votes cast, meaning that the persons receiving the highest number of votes, up to the total number of directors to be elected at the meeting, will be elected.
At the Annual General Meeting, the number of director nominees validly proposed for election as a Class III director equals the number of directors to be elected. Therefore, in accordance with the majority voting standard, director nominees will be elected at the Annual General Meeting by an affirmative majority of the votes cast. Shareholders are not permitted to cumulate their shares for the purpose of electing directors.
For purposes of this proposal, abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of the election of directors.
Amendment and Restatement of Bye-laws (Proposal No. 3). Pursuant to our bye-laws, the affirmative vote of a majority of the outstanding ordinary shares of our Company is required to approve Proposal No. 3 (amendment to bye-laws). For purposes of this proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal.
All Other Proposals (Proposals No. 2 and 4). Pursuant to our bye-laws, the affirmative vote of a majority of the votes cast on the proposal at the meeting is required to approve each of Proposal No. 2 (advisory approval of the compensation of our named executive officers) and Proposal No. 4 (ratification of the appointment of PwC as our independent registered public accounting firm and the Audit Committee’s determination of PwC’s remuneration). Notwithstanding this vote standard required by our bye-laws, Proposal No. 2 and Proposal No. 4 are advisory in nature and therefore not binding on our Company. Our Board will consider the outcome of the vote on each of these items in considering what action, if any, should be taken in response to the vote by shareholders. For purposes of these proposals, abstentions and broker non-votes, if any, are not counted as votes cast and therefore will not be counted in determining the outcome of any of these proposals.
Prior to the Annual General Meeting, we will select two or more inspectors of election for the meeting. Such inspectors will determine the number of ordinary shares represented at the Annual General Meeting, the existence of a quorum and the validity and effect of proxies. They will also receive and tabulate ballots and votes and determine the results thereof.

      Can I revoke a proxy?

If you are a shareholder of record, you may revoke your proxy at any time before the Annual General Meeting by delivering a written notice of revocation to our General Counsel and Assistant Secretary at 7665 Corporate Center Drive, Miami, Florida 33126, prior to the Annual General Meeting, by submitting a later-dated proxy via the Internet, by telephone or by mail by the deadline specified on the Notice of Internet Availability or proxy card (only your latest proxy submitted prior to the Annual General Meeting will be counted), or by attending the Annual General Meeting and voting in person. If your shares are held in street name through a bank, broker or other nominee, you may change any previous voting instructions by submitting new voting instructions to the bank, broker or nominee holding your shares by the deadline specified on the Notice of Internet Availability or voting instruction form or by attending the Annual General Meeting and voting in person if you have obtained a legal proxy from the bank, broker or nominee giving you the right to vote the shares at the Annual General Meeting. Attendance at the Annual General Meeting will not by itself constitute a revocation of any proxy or voting instructions.

 2019 Proxy Statement / 65

ABOUT THE ANNUAL GENERAL MEETING AND VOTING
Presentation of Financial Statements

In accordance with the Bermuda Companies Act 1981, as amended, and bye-law 78 of our Company, our Company’s audited financial statements for the year ended December 31, 2018 will be presented at the
Annual General Meeting. Our Board has approved these statements. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the meeting.

Terms Used in this Proxy Statement

Unless otherwise indicated or the context otherwise requires, references in this Proxy Statement to (i) “Apollo” refers to Apollo Global Management, LLC, its subsidiaries and the affiliated funds it manages, (ii) “TPG” refers to refers to certain affiliates of TPG Global, LLC, (iii) “Genting HK” refers to Genting Hong Kong Limited and/or its affiliates, (iv) “Former Sponsors” refers to Apollo, TPG and Genting HK, (v) “Shareholders’ Agreement” refers to the amended and restated shareholders’ agreement between us and the Former Sponsors, dated January 24, 2013, as amended from time to time, (vi) “Prestige” refers to Prestige Cruises International S. de R.L. (formerly Prestige Cruises International, Inc.) and its consolidated subsidiaries, (vii) “Acquisition” refers to our acquisition of Prestige in November 2014, (viii) “Norwegian” refers to the Norwegian Cruise Line brand, (ix) “Oceania Cruises” refers to the Oceania Cruises brand and (x) and “Regent” refers to the Regent Seven Seas Cruises brand.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by our Company on behalf of our Board. We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, we expect that a number of our employees will solicit proxies personally or by telephone or other electronic means. None of these employees will receive any additional or special compensation for assisting us in soliciting proxies.
In addition, we have agreed to pay Georgeson LLC an estimated fee of  $15,000, plus expenses to assist us in soliciting proxies from banks, brokers, and other nominees. We will, on request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners of our ordinary shares and obtaining their voting instructions.

Delivery of Documents to Shareholders Sharing an Address

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, shareholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and the 2018 Annual Report, unless we are notified that one or more of these shareholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and the 2018 Annual Report, or if you hold our ordinary shares in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the
Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717; or by telephone at 1-800-542-1061. If you participate in householding and wish to receive a separate copy of this Proxy Statement and the 2018 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc., as indicated above.
If your ordinary shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or nominee directly if you have questions, require additional copies of this Proxy Statement or the 2018 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of our ordinary shares sharing an address.

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ABOUT THE ANNUAL GENERAL MEETING AND VOTING
Annual Report on Form 10-K

WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, UPON THE ORAL OR WRITTEN REQUEST OF SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS BUT EXCLUDING THE EXHIBITS THERETO), AS FILED WITH THE SEC FOR OUR MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO:

YOU ARE URGED TO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL GENERAL MEETING AND VOTE IN PERSON. If you attend the Annual General Meeting and vote in person, your proxy will not be used.

INVESTOR RELATIONS 7665 CORPORATE CENTER DRIVE MIAMI, FLORIDA 33126	OR BY TELEPHONE REQUEST TO (305) 436-4000.
Important Information and Dates Related to the 2020 Annual General Meeting

In order for a shareholder proposal to be eligible for inclusion in our proxy statement under the rules of the SEC for next year’s 2020 annual general meeting of shareholders, the written proposal must be received by the General Counsel and Assistant Secretary of our Company at our offices no later than December 28, 2019 and must comply with the requirements of Rule 14a-8 of the Exchange Act. If we change the date of the 2020 annual general meeting of shareholders by more than 30 days from the anniversary of this year’s meeting, shareholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2020 annual general meeting of shareholders.
Our bye-laws provide that in order for a shareholder proposal to be presented at our 2020 annual general meeting of shareholders, including shareholder nominations for candidates for election as directors, written notice to the General Counsel and Assistant Secretary of our Company of such shareholder proposal or director nomination must be received at our executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding annual general meeting of shareholders. This requirement is independent of and in addition to the notice required under SEC rules for inclusion of a shareholder proposal in our proxy materials. As a result, shareholders who intend to present proposals or director nominations at the 2020 annual general meeting of shareholders under these provisions must give written notice of the proposal to our General Counsel and Assistant Secretary no earlier than February 14, 2020, and no later than March 15, 2020. However, if the date of the 2020 annual general meeting of shareholders is a date that is more than 30 days before or more than 60 days after June 13, 2020, the anniversary date of the 2019 Annual General Meeting, notice by a shareholder of a proposal must be received no earlier than the close of business on the 120th day prior to the date of the 2020 annual general meeting of shareholders and no later than the close of business on the later of the 90th day prior to the 2020 annual general meeting of shareholders, or if the first public announcement of the 2020 annual general meeting of the shareholders is less than 100 days prior to such meeting date, the 10th day after the public announcement of such date.
Our bye-laws require that a shareholder must provide certain information concerning the proposing person, the nominee and the proposal, as applicable. Nominations and proposals not meeting the requirements set forth in our bye-laws will not be entertained at the 2020 annual general meeting of shareholders. Shareholders should contact our General Counsel and Assistant Secretary in writing at 7665 Corporate Center Drive, Miami, Florida 33126 to obtain additional information as to the proper form and content of shareholder nominations or proposals.

 2019 Proxy Statement / 67

APPENDIX A — NON-GAAP FINANCIAL MEASURES AND
RECONCILIATIONS
Non-GAAP Definitions

Adjusted EPS.   Net income, adjusted for supplemental adjustments, divided by the number of diluted weighted-average shares outstanding.
Adjusted EBITDA.   Earnings before interest, taxes, and depreciation and amortization, adjusted for other income (expense), net and other supplemental adjustments.
Adjusted ROIC.   Adjusted EBITDA less depreciation and amortization, adjusted to exclude amortization of intangible assets related to the Acquisition of Prestige, divided by debt and shareholders’ equity, averaged for four quarters.
Net Yield.   Total revenue less commissions, transportation and other expense and onboard and other expense per Capacity Day.
Non-GAAP Financial Information

We use certain non-GAAP financial measures, such as Adjusted EPS, Adjusted EBITDA, Adjusted ROIC and Net Yield to enable us to analyze our performance.
We utilize Net Yield to manage our business on a day-to-day basis and believe that it is one of the most relevant measures of our revenue performance because it reflects the revenue earned by us net of significant variable costs.
We believe that Adjusted EBITDA is appropriate as a supplemental financial measure as it is used by management to assess operating performance. We also believe that Adjusted EBITDA is a useful measure in determining our performance as it reflects certain operating drivers of our business, such as sales growth, operating costs, marketing, general and administrative expense and other operating income and expense. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or comparable to net income, as it does not take into account certain requirements such as capital expenditures and related depreciation, principal and interest payments and tax payments and it includes other supplemental adjustments.
Adjusted EPS is a non-GAAP financial measure that excludes certain amounts and is used to supplement GAAP EPS. We use Adjusted EPS as a key performance measure of our earnings performance. We believe that both management and investors benefit from referring to Adjusted EPS in assessing our performance and when planning, forecasting and analyzing future periods. Adjusted EPS also facilitates management’s internal comparison to our historical performance. Our management believes the presentation of Adjusted ROIC provides a useful performance metric to both management and investors for evaluating our effective use of capital. In addition, management uses both Adjusted EPS and Adjusted ROIC as performance measures for our incentive compensation.
The amounts excluded in the presentation of these non-GAAP financial measures may vary from period to period; accordingly, our presentation of Adjusted EPS, Adjusted EBITDA and Adjusted ROIC may not be indicative of future adjustments or results.
You are encouraged to evaluate each adjustment used in calculating our non-GAAP financial measures and the reasons we consider our non-GAAP financial measures appropriate for supplemental analysis. In evaluating our non-GAAP financial measures, you should be aware that in the future we may incur expenses similar to the adjustments in our presentation. Our non-GAAP financial measures have limitations as analytical tools, and you should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of our non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our non-GAAP financial measures may not be comparable to other companies.
 2019 Proxy Statement / A-1

APPENDIX A — NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
NON-GAAP RECONCILIATIONS (UNAUDITED)

Adjusted EPS was calculated as follows (in thousands, except share and per share data):
	Year Ended December 31,
	2018	2017
Net income	$954,843	$759,872
Non-GAAP Adjustments:
Non-cash deferred compensation expenses(1)	3,453	3,292
Non-cash share-based compensation expenses(2)	115,983	87,039
Secondary equity offering expenses(3)	883	949
Severance payments and other fees(4)	—	2,912
Acquisition of Prestige expenses(5)	—	500
Amortization of intangible assets(6)	24,890	30,273
Extinguishment of debt(7)	6,346	23,859
Impairment on assets held for sale(8)	—	2,935
Tax benefit(9)	—	(7,802)
Other(10)	(1,412)	3,886
Adjusted Net Income	$1,104,986	$907,715
Diluted weighted-average shares outstanding	224,419,205	229,418,326
Diluted earnings per share	$4.25	$3.31
Adjusted EPS	$4.92	$3.96
(1)
Non-cash deferred compensation expenses related to the crew pension plan and other crew expenses, which are included in payroll and related expense and other income (expense), net.

(2)
Non-cash share-based compensation expenses related to equity awards, which are included in marketing, general and administrative expense and payroll and related expense.

(3)
Expenses related to secondary equity offerings, which are included in marketing, general and administrative expense.

(4)
Severance payments and other fees related to restructuring costs and other severance arrangements are included in marketing, general and administrative expense.

(5)
Acquisition of Prestige expenses are included in marketing, general and administrative expense.

(6)
Amortization of intangible assets related to the Acquisition of Prestige, which are included in depreciation and amortization expense.

(7)
Losses on extinguishments of debt are included in interest expense, net, and legal expenses related to the extinguishments are included in marketing, general and administrative expense.

(8)
Impairment charge related to Hawaii land-based operations, which is included in depreciation and amortization expense.

(9)
Tax benefits primarily due to reversal of tax contingency reserves in 2017.

(10)
Other primarily related to expenses and reimbursements for certain legal costs included in marketing, general and administrative expense.

A-2 /

APPENDIX A — NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
Adjusted EBITDA was calculated as follows (in thousands):
Year Ended December 31, 2018
Net income	$954,843
Interest expense, net	270,404
Income tax expense	14,467
Depreciation and amortization expense	561,060
EBITDA	1,800,774
Other (income) expense, net(1)	(20,653)
Non-GAAP Adjustments:
Non-cash deferred compensation expenses(2)	2,167
Non-cash share-based compensation expenses(3)	115,983
Secondary equity offering expenses(4)	883
Other(5)	(1,412)
Adjusted EBITDA	$1,897,742
(1)
Primarily consists of gains and losses, net for foreign currency exchanges.

(2)
Non-cash deferred compensation expenses related to the crew pension plan and other crew expenses, which are included in payroll and related expense.

(3)
Non-cash share-based compensation expenses related to equity awards, which are included in marketing, general and administrative expense and payroll and related expense.

(4)
Expenses related to secondary equity offerings, which are included in marketing, general and administrative expense.

(5)
Other primarily related to expenses and reimbursements for certain legal costs included in marketing, general and administrative expense.

Adjusted ROIC was calculated as follows (in thousands):
Year Ended December 31, 2018
Adjusted EBITDA(1)	$1,897,742
Less: Adjusted depreciation and amortization(2)	536,170
Total	1,361,572
Total long-term debt plus shareholders’ equity(3)	12,428,918
Adjusted ROIC	11.0%
(1)
See the reconciliation of net income to Adjusted EBITDA presented above.

(2)
Depreciation and amortization, adjusted to exclude amortization of intangible assets related to the Acquisition of Prestige.

(3)
Calculation consists of a four-quarter average of long-term debt and shareholders’ equity.

 2019 Proxy Statement / A-3

APPENDIX A — NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
Net Yield was calculated as follows (in thousands, except Capacity Days and Yield data):
Year Ended December 31, 2018
Passenger ticket revenue	$4,259,815
Onboard and other revenue	1,795,311
Total revenue	6,055,126
Less:
Commissions, transportation and other expense	998,948
Onboard and other expense	348,656
Net Revenue	4,707,522
Capacity Days	18,841,678
Gross Yield	$321.37
Net Yield	$249.85
A-4 /

APPENDIX B — PROPOSED AMENDED AND RESTATED
BYE-LAWS
AMENDED AND RESTATED
BYE-LAWS
OF
Norwegian Cruise Line Holdings Ltd.
(Effective ~~May 20, 2015~~[________ ___, 2019])
 2019 Proxy Statement / B-1

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
 2019 Proxy Statement / B-3

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
INTERPRETATION
1.
Definitions and Interpretation

1.1
In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981 as amended from time to time;
Auditor	includes an individual or partnership;
Bermuda	the Islands of Bermuda;
Beneficial Ownership	ownership of Shares by a Person who would be treated as the owner of such Shares directly, indirectly or constructively, as determined for purposes of Section 883(c)(3) of the Code and the regulations promulgated thereunder, and shall include any Shares Beneficially Owned by any other Person who is a “related person” with respect to such Person through the application of Section 267(b) of the Code, as modified in any way for the purposes of Section 883(c)(3) of the Code and the regulations promulgated thereunder. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings;
Board	the board of directors appointed or elected pursuant to these Bye-laws ~~and the Shareholders’ Agreement~~ and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;
Business Day	means any day that is not a Saturday, Sunday or other day on which commercial banks in Bermuda or New York are authorized or required by law to close;
Bye-laws	these Amended and Restated bye-laws adopted by the Company on ~~January 24, 2013~~[____________, 2019], in their present form or as from time to time amended;
CEO Observer	has the meaning set forth in Bye-law 50~~1~~;
Charitable Beneficiary	an organization organized and operated exclusively for religious, charitable, scientific, literary, educational or similar purposes that is a “qualified shareholder” as defined in U.S. Treasury Regulation Section 1.883-4(b), selected by the Excess Share Trustee;
Code	the United States Internal Revenue Code of 1986, as amended from time to time;
Company	the company incorporated in Bermuda under the name of Norwegian Cruise Line Holdings Ltd. on the 21st day of February, 2011, for which these Bye-laws are approved and confirmed;
Director	a director of the Company;
Excess Shares	Shares resulting from an event described in Bye-law 11.2;
Excess Share Trust	a trust created pursuant to Bye-law 12;
Excess Share Trustee	a Person, who shall be unaffiliated with the Company, any Purported Beneficial Transferee and any Purported Record Transferee, appointed by the Board as the trustee of the Excess Share Trust;
~~Existing Holders~~	~~(i) AAA Guarantor Co-Invest VI (B), L.P.; (ii) AIF VI NCL (AIV), L.P.; (iii) AIF VI NCL (AIV I), L.P.; (iv) AIF VI NCL (AIV II), L.P.; (v) AIF VI NCL (AIV III), L.P.; (vi) AIF VI NCL (AIV IV), L.P.; (vii) Apollo Overseas Partners (Delaware) VI, L.P.; (viii) Apollo Overseas Partners (Delaware 892) VI, L.P.; (ix) Apollo Overseas Partners VI, L.P.; (x) Apollo Overseas Partners (Germany) VI, L.P.; (xi) TPG Viking, L.P.; (xii) TPG Viking AIV I, L.P.; (xiii) TPG Viking AIV II, L.P.; (xiv) TPG Viking AIV III, L.P.; (xv) Star NCLC Holdings Ltd; (xvi) Genting Hong Kong Limited; and (xvii) any Permitted Transferee of such Persons;~~
~~GHK Trigger Event~~	~~has the meaning set forth in Bye-law 1.5~~;
indemnitee	has the meaning set forth in Bye-law 56~~7~~.2;
~~Investor Trigger Event~~	~~has the meaning set forth in Bye-law 1.5~~;
Market Price	the average of the daily closing prices for any class of Shares for the five (5) consecutive trading days ending on such date, or if such date is not a trading date, the five consecutive trading days preceding such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to any class of Shares listed or admitted to trading on the principal national securities exchange on which such class of Shares are listed or admitted to trading, or if such class of Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over the counter market, as reported by ~~NASDAQ~~ the NYSE or such other system then in use, or if such class of
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such class of Shares selected by the Board;
NYSE	The New York Stock Exchange;
notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;
Officer	any person appointed by the Board to hold an office in the Company;
Ordinary Shares	ordinary shares of the Company, par value USD.001 per share;
Ownership Limit	shall mean, ~~in the case of a Person other than an Existing Holder,~~ Beneficial Ownership of more than four and nine tenths percent (4.9%), by value, vote or number, of any class of Shares. The Ownership Limit shall not apply to any ~~Existing Holder or to any~~ class of Shares exempted in accordance with the provisions of Bye-law 11.8. The value of the outstanding Shares shall be determined by the Board in good faith, which determination shall be exclusive for all purposes hereof;
~~Permitted Transfer~~	~~a Transfer by an Existing Holder to any Person which does not result in the Company losing its exemption from taxation on gross income derived from the international operation of a ship or ships within the meaning of Section 883 of the Code. Any such transferee is herein referred to as a “Permitted Transferee;”~~
person	shall be construed broadly and shall include, without limitation, an individual, a partnership, a corporation, a limited liability partnership, an investment fund, a limited liability company, a company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof;
Person	means, for the purposes of Bye-laws 11 - 12, a person as defined by Section 7701(a) of the Code;
Preference Shares	preference shares of the Company, par value USD.001 per share;
Purported Beneficial Holder	with respect to any event (other than a purported Transfer, but including holding Shares in excess of the Ownership Limitation on the Section 883 Adoption Date) which results in Excess Shares, the Person for whom the Purported Record Holder held Shares that, pursuant to Bye-law 11.2, became Excess Shares upon the occurrence of such event;
Purported Beneficial Transferee	with respect to any purported Transfer which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Shares if such Transfer had been valid under Bye-law 11.1;
Purported Record Holder	with respect to any event (other than a purported Transfer, but including holding Shares in excess of the Ownership Limitation on the Amendment Date) which results in Excess Shares, the record holder of the Shares that, pursuant to Bye-law 11.2, became Excess Shares upon the occurrence of such event;
Purported Record Transferee	with respect to any purported Transfer which results in Excess Shares, the record holder of the Shares if such Transfer had been valid under Bye-law 11.1;
Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;
Register of Shareholders	the register of members;
Registered Office	shall ~~initially~~ be ~~Cumberland House, 9th floor, 1 Victoria Street~~Walkers Corporate (Bermuda) Limited, Park Place, 3rd Floor, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda, or at such other place in Bermuda as the Board shall from time to time appoint;
Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;
Resolution	a resolution of the Shareholders holding a majority of the then-outstanding shares of the Company or, where required by Applicable Law, of a separate class or separate classes of Shareholders, adopted either in an annual general meeting or special general meeting or by written resolution, in accordance with the provisions of these Bye-laws;
Restriction Termination Date	such date as may be determined by the Board in its sole discretion (and for any reason) as the date on which the ownership and transfer restrictions set forth in Bye-law 11 and Bye-law 12 should cease to apply;
Secretary	the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
Section 883 Adoption Date	January 24, 2013;
Shareholder	the person registered in the Register of Shareholders as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Shareholders as one of such joint holders or all of such persons, as the context so requires;
~~Shareholders’ Agreement~~	~~has meaning set forth in Bye-law 1.5;~~
Shares	means, for the purposes of Bye-laws 11 - 12, shares of the Company of any class or classes traded on an established securities market (including ~~NASDAQ~~the NYSE) as may be authorized and issued from time to time pursuant to Bye-law 2;
~~TPG Observer~~	~~has meaning set forth in the Shareholders’ Agreement;~~
Transfer	means, any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Shares (including (i) the granting of any option or interest similar to an option (including an option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Shares), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. For purposes of this definition as it relates to Bye-laws 11 - 12, whether securities or rights are convertible or exchangeable for Shares shall be determined in accordance with Sections 267(b) and 883 of the Code;
Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.
1.2
In these Bye-laws, where not inconsistent with the context:

(a)
words denoting the plural number include the singular number and vice versa;

(b)
words denoting the masculine gender include the feminine and neuter genders;

(c)
the words:

(i)
“may” shall be construed as permissive; and

(ii)
“shall” shall be construed as imperative; and

(d)
unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3
In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4
Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

~~1.5~~
~~The provisions of these Bye-laws, including all rights and authority conferred in or by these Bye-Laws are, whether or not specifically stated herein, subject to the terms of the Amended and Restated Shareholders’ Agreement dated as of January 24, 2013 (as amended, supplemented, modified or otherwise restated from time to time, the “Shareholders’ Agreement”), by and among the Company, AAA Guarantor Co-Invest VI (B), L.P., AIF VI NCL (AIV), L.P., AIF VI NCL (AIV I), L.P., AIF VI NCL (AIV II), L.P., AIF VI NCL (AIV III), L.P., AIF VI NCL (AIV IV), L.P., Apollo Overseas Partners (Delaware 892) VI, L.P., Apollo Overseas Partners VI, L.P. Apollo Overseas Partners (Germany) VI, L.P., TPG Viking L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P., TPG Viking AIV III, L.P., Star NCLC Holdings Ltd., Genting Hong Kong Limited and the other Shareholders of the Company from time to time party thereto, attached hereto at Schedule I~~.

~~1.6~~
~~Until such time as the provisions of the Shareholders’ Agreement shall terminate, (i) the provisions of the Shareholders’ Agreement are incorporated by reference herein and (ii) in any and all cases, including in the event of any inconsistency between the express terms hereof and the terms of the Shareholders’ Agreement, the terms of the Shareholders’ Agreement shall prevail and the Board and the Shareholders shall take such action as may be necessary to amend the Bye-laws in order to reflect the applicable provisions of the Shareholders’ Agreement.~~

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~1.7~~
~~Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.~~

SHARES
2. Power to Issue Shares
2.1
Subject to these Bye-laws and to any Resolution to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine.

2.2
~~Subject to the GHK Consent Rights and the GHK Notice and Consultation Rights provided in the Shareholders’ Agreement, t~~The Board is expressly authorised (and the Board is hereby authorised to exercise such power from time to time without a Resolution) to provide, by way of resolution of the Board, for the issuance of all or any Preference Shares in one or more series, to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding) and to fix for each such series such voting powers, full or limited, or no voting powers, and such distinctive designations, powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such series (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares shall not be deemed to vary the rights attached to the Ordinary Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares) including, without limitation, the authority to provide that any such series may be (a) subject to redemption at such time or times (including at a determinable date or at the option of the Company or the holder) and at such price or prices; (b) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (c) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or (d) convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments, all as may be stated in such resolution or resolutions of the Board.

3.
Power of the Company to Purchase its Shares

3.1
The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2
The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

4. Rights Attaching to Shares
4.1
At the date these Bye-laws are adopted, the authorised share capital of the Company is divided into two classes: (i) 490,000,000 Ordinary Shares and (ii) 10,000,000 Preference Shares.

4.2
The holders of Ordinary Shares, shall, subject to these Bye-laws (including, without limitation, the rights attaching to any Preference Shares):

(a)
be entitled to one vote per share;

(b)
be entitled to such dividends as the Board may from time to time declare;

(c)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)
generally be entitled to enjoy all of the rights attaching to shares.

4.3
Any Preference Shares of any series which have been redeemed or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution of the Board providing for the issue of any series of Preference Shares.
4.4
At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by a resolution of the Board, including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Ordinary Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

4.5
All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.
Prohibition on Financial Assistance

The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of the acquisition or proposed acquisition by any person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted under the Act.
6.
Share Certificates

6.1
Every Shareholder shall be entitled to a certificate under the common seal of the Company (or a facsimile thereof) or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Shareholder and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means. A certificate may also be signed by such transfer agent or registrar as the Board may determine, and in such case the signature of the transfer agent or the registrar may also be facsimile, engraved or printed. If in the event any Director, officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Company with the same effect as if he were such Director, officer, transfer agent or registrar at the date of issue.

6.2
The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

6.3
The holder of any shares of the Company shall immediately notify the Company of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to him a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Company a bond in such sum and with such surety or sureties as it may direct to indemnify the Company against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

6.4
The provisions of this Bye-Law 6 are subject to the terms of Bye-Law 10.6.

7.
Fractional Shares

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
REGISTRATION OF SHARES
8.
Register of Shareholders

8.1
The Board shall cause to be kept in one or more books a Register of Shareholders and shall enter therein the particulars required by the Act.

8.2
The Register of Shareholders shall be open to inspection without charge at the Registered Office of the Company on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each Business Day be allowed for inspection. The Register of Shareholders may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

9.
Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.
10.
Transfer of Registered Shares

10.1
An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares
• (the “Company”)
FOR VALUE RECEIVED……………….. [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of  [address], [number] shares of the Company.
DATED this [     ] day of  [     ], 201[ ]
Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness
10.2
Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Shareholders.

10.3
The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the Transfer.

10.4
The joint holders of any share may Transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Shareholder may Transfer any such share to the executors or administrators of such deceased Shareholder.

10.5
The Board shall refuse to register a Transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained, if any. If the Board refuses to register a Transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
10.6
Notwithstanding Bye-laws 10.1 to 10.5,

(a)
Shares may be Transferred without a written instrument if Transferred by an appointed agent or otherwise in accordance with the Act;

(b)
The Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned and these Bye-laws, have power to implement and/or approve any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and Transfer of interests in shares in the capital of the Company in the form of depositary interests or similar interests, instruments or securities, and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer thereof or the shares of the Company represented thereby. The Board may from time to time take such actions and do such things as it may, in its absolute discretion, think fit in relation to the operation of any such arrangements; and

(c)
it is understood that the permission of the Bermuda Monetary Authority is not required in respect of any shares of the Company that are admitted to trading on ~~NASDAQ~~ the NYSE or any other appointed stock exchange (as defined under the Exchange Control Act 1972 of Bermuda and related regulations).

11. Restrictions on Transfer
11.1
Except as provided in Bye-law 11.8 hereof ~~and subject to the terms of the Shareholders’ Agreement~~, from the Section 883 Adoption Date until the Restriction Termination Date: (1) no Person ~~(other than an Existing Holder)~~ shall Beneficially Own Shares in excess of the Ownership Limit; (2) any Transfer that, if effective, would result in any Person ~~(other than an Existing Holder)~~ Beneficially Owning Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such Shares in excess of the Ownership Limit; and (3) any Transfer of Shares that, if effective, would result in the Shares being “closely held” within the meaning of U.S. Treasury Regulation Section 1.883-2(d)(3)(i) and being ineligible for the exception to the “closely held” treatment under U.S. Treasury Regulation Section 1.883-2(d)(3)(ii) shall be void ab initio as to the Transfer of that number of Shares which would cause the Shares to be “closely held” within the meaning of such U.S. Treasury Regulation sections, and the intended transferee shall acquire no rights in such Shares.

11.2
If, notwithstanding the other provisions contained in these Bye-laws, at any time from the Section 883 Adoption Date until the Restriction Termination Date, there is a purported Transfer or other event such that any Person ~~(other than an Existing Holder)~~ would Beneficially Own Shares in excess of the Ownership Limit, then, except as otherwise provided in Bye-law 11.8 hereof, such Shares which would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be designated as Excess Shares (without reclassification). The designation of such Shares as Excess Shares shall be effective as of the close of business on the Business Day prior to the date of the Transfer or other event. If, after designation of such Shares owned directly by a Person as Excess Shares, such Person still owns Shares in excess of the applicable Ownership Limit, Shares Beneficially Owned by such Person in excess of the Ownership Limit shall be designated as Excess Shares until such Person does not own Shares in excess of the applicable Ownership Limit. Where such Person Beneficially Owns Shares through one or more Persons and the Shares held by such other Persons must be designated as Excess Shares, the designation of Shares held by such other Persons as Excess Shares shall be pro rata.

11.3
If, notwithstanding the other provisions contained in these Bye-Laws ~~and subject to the terms of the Shareholders’ Agreement~~, at any time from the Section 883 Adoption Date until the Restriction Termination Date, there is a purported Transfer which, if effective, would cause the Shares to become “closely held” within the meaning of U.S. Treasury Regulation Section 1.883-2(d)(3)(i) and ineligible for the exception to the “closely held” treatment under U.S. Treasury Regulation Section 1.883-2(d)(3)(ii), then, except as otherwise provided in Bye-law 11.8 hereof, the Shares being Transferred and which would cause, when taken together with all other Shares, the Shares to be “closely held” within the meaning of such U.S. Treasury Regulation sections (rounded up to the nearest whole share) shall

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
automatically be designated as Excess Shares (without reclassification). The designation of such Shares as Excess Shares shall be effective as of the close of business on the Business Day prior to the date of the Transfer. If, after designation of such Shares owned directly by a Person as Excess Shares, such Person still Beneficially Owns Shares in excess of the applicable Ownership Limit, Shares Beneficially Owned by such Person constructively in excess of the Ownership Limit shall be designated as Excess Shares until such Person does not Beneficially Own Shares in excess of the applicable Ownership Limit. Where such Person Beneficially Owns Shares through one or more Persons and the Shares held by such other Persons must be designated as Excess Shares, the designation of Shares held by such other Persons as Excess Shares shall be pro rata.
11.4
If the Board shall at any time determine in good faith that a purported Transfer or other event has taken place in violation of Bye-law 11.1 hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of Bye-law 11.1 hereof, the Board may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Company to redeem shares, refusing to give effect to such Transfer or other event on the books of the Company or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership) in violation of Bye-law 11.1 hereof shall be void ab initio and automatically result in the designation and treatment described in Bye-law 11.2 hereof, irrespective of any action (or non-action) by the Board.

11.5
Any Person who acquires or attempts to acquire Shares in violation of Bye-law 11.1 hereof, or any Person who is a purported transferee such that Excess Shares result under Bye-law 11.2 hereof, shall immediately give written notice to the Company of such Transfer, attempted Transfer or other event and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Company’s status as qualifying for exemption from taxation on gross income from the international operation of a ship or ships within the meaning of Section 883 of the Code.

11.6
The restrictions set forth in Bye-law 11.1 shall not apply to any Shares with respect to which such restrictions are prohibited pursuant to applicable provisions of the laws of Bermuda.

11.7
Subject to Bye-law 11.11 hereof, nothing contained in these Bye-laws shall limit the authority of the Board to take such other action as they deem necessary or advisable to protect the interests of the Company’s shareholders by preservation of the Company’s status as exempt from taxation on gross income from the international operation of a ship or ships within the meaning of Section 883 of the Code and to ensure compliance with the Ownership Limit.

11.8
The Board may exempt a Person (or may generally exempt any class of Persons) or any class of Shares from the Ownership Limit.

11.9
~~In addition to any legend required by the Shareholders’ Agreement, a~~After the Section 883 Adoption Date, and prior to the Restriction Termination Date, each certificate for the Shares shall bear the following legend:

“The Shares represented by this certificate are subject to restrictions on transfer. Unless excepted by the Board or exempted by the terms of the Bye-laws of the Company, no Person may Beneficially Own Shares in excess of 4.9% of the outstanding Shares, by value, vote or number, determined as provided in the Bye-laws of the Company, and computed with regard to all outstanding Shares and, to the extent provided by the Code, all Shares issuable under existing options and exchange rights that have not been exercised. Unless so excepted, any acquisition of Shares and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own Shares in excess of the above limitations has an affirmative obligation to notify the Company immediately upon such attempt. If the restrictions on transfer are violated, the transfer will be void ab initio and the Shares represented hereby will be designated and treated as Excess Shares that will be held in trust. Excess Shares may not be transferred at a profit and may be purchased by the Company. In addition, certain Beneficial Owners must give written notice as to certain information on demand and on exceeding certain ownership levels. All terms not defined in this legend have the meanings provided in the Bye-laws of the
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
Company. The Company will mail without charge to any requesting shareholder a copy of the Bye-laws of the Company, including the express terms of each class and series of the authorized Shares of the Company, within five (5) days after receipt by the Secretary of the Company of a written request therefor.”
11.10
If any provision of Bye-law 11 or Bye-law 12 or any application of any such provision is determined to be invalid by any court having competent jurisdiction over the issues, the validity of the remaining provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

11.11
Nothing in these Bye-laws shall preclude the settlement of any transaction entered into through the facilities of ~~NASDAQ.~~the NYSE The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of these Bye-laws and any transferee in such a transaction shall be subject to all the provisions and limitations set forth in these Bye-laws.

11.12
After the Section 883 Adoption Date and prior to the Restriction Termination Date: (1) every Beneficial Owner of three percent (3%) or more, by vote, value or number, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Shares shall promptly after becoming such a three percent (3%) Beneficial Owner, give written notice to the ~~Corporation~~ Company stating the name and address of such Beneficial Owner, the general ownership structure of such Beneficial Owner, the number of shares of each class of Shares Beneficially Owned, and a description of how such Shares are held and (2) each Person who is a Beneficial Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial Owner shall provide on demand to the Company such information as the Company may request from time to time in order to determine the Company’s status as exempt from taxation on gross income from the international operation of a ship or ships within the meaning of Section 883 of the Code and to ensure compliance with the Ownership Limit.

11.13
In the case of an ambiguity in the application of any of the provisions of Bye-laws 11 or 12 or any definition contained in Bye-laws 11 and 12, the Board shall have the power to determine the application of the provisions of Bye-laws 11 and 12 or any such definition with respect to any situation based on the facts known to it. In the event Bye-laws 11 or 12 require an action by the Board and these Bye-laws fail to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Bye-laws 11 or 12.

12.
Excess Shares

12.1
Upon any purported Transfer or other event that results in Excess Shares pursuant to Bye-laws 11.2 or 11.3 hereof, and without any action required on the part of the Purported Record Transferee or Purported Record Holder, such Excess Shares shall be transferred to the Excess Share Trustee, as trustee of the Excess Share Trust, for the benefit of the Charitable Beneficiary, such transfer to be effective as of the close of business on the Business Day prior to the date of the Transfer or other event or immediately upon the creation of the Excess Share Trust, if such creation date is a later date. Excess Shares so held in trust shall be issued and outstanding shares of the Company. To give effect to any such transfer, each of the Directors and Officers (and any person authorized by a resolution of the Board) is hereby empowered to sign, on behalf of the Purported Record Transferee or Purported Record Holder, an instrument of transfer in respect of the Excess Shares. The Purported Record Transferee or Purported Record Holder shall have no rights in such Excess Shares. The Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Shares except as provided in Bye-law 12.4 and Bye-law 12.6. The Excess Share Trustee may resign at any time so long as the Company shall have appointed a successor trustee. The Excess Share Trustee shall, from time to time, designate one or more charitable organization or organizations as the Charitable Beneficiary.

12.2
Any consideration received by a Purported Beneficial Holder in excess of  (i) the consideration paid by the Purported Beneficial Holder in the transaction that created such Excess Shares, in the case of Excess Shares resulting from a purported Transfer (or, in the case of the devise, gift or similar event, the Market Price of such Shares on the date of such devise, gift or similar event), or (ii) in the case of Excess Shares resulting from an event other than a purported Transfer, the Market Price of such Shares on the date of such event, in each case, as a result of a subsequent purported Transfer of such Excess Shares prior to the discovery by the Company that the Shares have been designated as Excess

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
Shares, in all such cases shall be transferred to the Excess Share Trustee, as trustee of the Excess Share Trust, for the benefit of the Charitable Beneficiary. All such amounts received or other income earned by the Excess Share Trust shall be paid over to the Charitable Beneficiary. For the avoidance of doubt, any such transferee of any Purported Record Transferee or Purported Record Holder in a subsequent purported Transfer described in this Bye-law 12.2 shall have no rights in such Excess Shares.
12.3
Excess Shares shall be entitled to the same dividends determined as if the designation of Excess Shares had not occurred. Any dividend or distribution paid prior to the discovery by the Company that the Shares have been designated as Excess Shares shall be repaid to the Excess Share Trust and shall be due and payable immediately by the Purported Beneficial Transferee or the Purported Beneficial Holder. Any dividend or distribution declared but unpaid shall be paid to the Excess Share Trust. All dividends received or other income earned by the Excess Share Trust shall be paid over to the Charitable Beneficiary.

12.4
Upon liquidation, dissolution or winding up of the Company, the Purported Beneficial Transferee or Purported Beneficial Holder shall receive, for each Excess Share, the lesser of  (a) the amount per share of any distribution made upon liquidation, dissolution or winding up or (b) (i) in the case of Excess Shares resulting from a purported Transfer, the price per share of the Shares in the transaction that created such Excess Shares (or, in the case of the devise, gift or other similar event, the Market Price of such Shares on the date of such devise, gift or other similar event), or (ii) in the case of Excess Shares resulting from an event other than a purported Transfer, the Market Price of the Shares on the date of such event. Any amounts received in excess of such amount shall be paid to the Charitable Beneficiary.

12.5
The Excess Share Trustee shall be entitled to vote the Excess Shares on behalf of the Charitable Beneficiary on any matter. Subject to Bermuda law, any vote cast by a Purported Record Transferee with respect to the Excess Shares prior to the discovery by the Company that the Excess Shares were held in trust will be rescinded ab initio; provided, however, that if the Company has already taken irreversible action with respect to an amalgamation, merger, reorganization, sale of all or substantially all the assets, dissolution of the Company or other action by the Company, then the vote cast by the Purported Record Transferee shall not be rescinded. The purported owner of the Excess Shares will be deemed to have given an irrevocable proxy to the Excess Share Trustee to vote the Excess Shares for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of these Bye-laws, until the Company has received notification that Excess Shares have been transferred into an Excess Share Trust, the Company shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

12.6
Excess Shares shall be transferable only as provided in this Bye-law 12.6. At the direction of the Board, the Excess Share Trustee shall transfer the Excess Shares held in the Excess Share Trust to a Person or Persons (including, without limitation, the Company under Bye-law 12.7 below) whose ownership of such Shares shall not violate the Ownership Limit within 180 days after the later of  (a) the date of the Transfer or other event which resulted in Excess Shares and (b) the date the Board determines in good faith that a Transfer or other event resulting in Excess Shares has occurred, if the Company does not receive a notice of such Transfer or other event pursuant to Bye-law 11.5 hereof. If such a transfer is made, the interest of the Charitable Beneficiary shall terminate, the designation of such Shares as Excess Shares shall thereupon cease and a payment shall be made to the Purported Beneficial Transferee, Purported Beneficial Holder and/or the Charitable Trustee as described below. If the Excess Shares resulted from a purported Transfer, the Purported Beneficial Transferee shall receive a payment from the Excess Share Trustee that reflects a price per share for such Excess Shares equal to the lesser of  (a) the price per share received by the Excess Share Trustee and (b) (i) the price per share such Purported Beneficial Transferee paid for the Shares in the purported Transfer that resulted in the Excess Shares, or (ii) if the Purported Beneficial Transferee did not give value for such Excess Shares (through a gift, devise or other similar event), a price per share equal to the Market Price of the Shares on the date of the purported Transfer that resulted in the Excess Shares. If the Excess Shares resulted from an event other than a purported Transfer, the Purported Beneficial Holder shall receive a payment from the Excess Share Trustee that reflects a price per share of Excess Shares equal to the lesser of  (a) the price per share received by the Excess Share Trustee and (b) the Market Price of the Shares on the date of the event that resulted in Excess Shares. Prior to any transfer of any interest in the Excess Share Trust,

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
the Company must have waived in writing its purchase rights, if any, under Bye-law 12.7 below. Any funds received by the Excess Share Trustee in excess of the funds payable to the Purported Beneficial Holder or the Purported Beneficial Transferee shall be paid to the Charitable Beneficiary. The Company shall pay the costs and expenses of the Excess Share Trustee. Notwithstanding the foregoing, if the provisions of this Bye-law 12.6 are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Shares may be deemed, at the option of the Company, to have acted as an agent on behalf of the Company in acquiring or holding such Excess Shares and to hold such Excess Shares on behalf of the Company.
12.7
Excess Shares shall be deemed to have been offered for sale by the Excess Share Trustee to the Company, or its designee, at a price per Excess Share equal to (a) in the case of Excess Shares resulting from a purported Transfer, the lesser of  (i) the price per share of the Shares in the transaction that created such Excess Shares (or, in the case of devise, gift or other similar event, the Market Price of the Shares on the date of such devise, gift or other similar event), or (ii) the lowest Market Price of the class of Shares which resulted in the Excess Shares at any time after the date such Shares were designated as Excess Shares and prior to the date the Company, or its designee, accepts such offer or (b) in the case of Excess Shares resulting from an event other than a purported Transfer, the lesser of (i) the Market Price of the Shares on the date of such event or (ii) the lowest Market Price for Shares which resulted in the Excess Shares at any time from the date of the event resulting in such Excess Shares and prior to the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety (90) days after the later of  (a) the date of the Transfer or other event which resulted in such Excess Shares and (b) the date the Board determines in good faith that a Transfer or other event resulting in Excess Shares has occurred, if the Company does not receive a notice of such Transfer or other event pursuant to Bye-law 11.5 hereof.

12.8
The Ownership Limit shall not apply to the acquisition of Shares or rights, options or warrants for, or securities convertible into, Shares by an underwriter in a public offering or placement agent in a private offering, provided that the underwriter or placement agent makes a timely distribution of such Shares or rights, options or warrants for, or securities convertible into, Shares.

12.9
The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Bye-laws 11 and 12.

12.10
No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of a right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

13.
Transmission of Registered Shares

13.1
In the case of the death of a Shareholder, the survivor or survivors where the deceased Shareholder was a joint holder, and the legal personal representatives of the deceased Shareholder where the deceased Shareholder was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Shareholder’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Shareholder with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Shareholder or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Shareholder.

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
13.2
Any person becoming entitled to a share in consequence of the death or bankruptcy of any Shareholder may be registered as a Shareholder upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Shareholder
• (the “Company”)
I/We, having become entitled in consequence of the [death/bankruptcy] of  [name and address of deceased/bankrupt Shareholder] to [number] share(s) standing in the Register of Shareholders of the Company in the name of the said [name of deceased/bankrupt Shareholder] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.
DATED this [        ] day of  [     ], 201[ ]
Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness
13.3
On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Shareholder.

13.4
Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL
14.
Power to Alter Capital

14.1
The Company may, if authorised by resolution of the Board and by Resolution, increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter its share capital in any manner permitted by the Act.

14.2
The Company may, if authorised by resolution of the Board and by Resolution, reduce its share capital in any manner permitted by the Act.

14.3
Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

15.
Variation of Rights Attaching to Shares

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of at least two-thirds of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
DIVIDENDS AND CAPITALISATION
16.
Dividends

16.1
The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Shareholders, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

16.2
The Board may fix any date as the record date for determining the Shareholders entitled to receive any dividend.

16.3
The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

16.4
The Board may declare and make such other distributions (in cash or in specie) to the Shareholders as may be lawfully made out of the assets of the Company.

17.
Power to Set Aside Profits

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.
18.
Method of Payment

18.1
Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Shareholder at such Shareholder’s address in the Register of Shareholders, or to such person and to such address as the holder may in writing direct.

18.2
In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Shareholders, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

18.3
The Board may deduct from the dividends or distributions payable to any Shareholder all moneys due from such Shareholder to the Company on account of calls or otherwise.

19.
Capitalisation

19.1
The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Shareholders.

19.2
The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Shareholders who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF SHAREHOLDERS
20.
Annual General Meetings

The annual general meeting shall be held in each year (other than the year of incorporation) at such place, date and hour as shall be fixed by a resolution of the Board.
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
21.
Special General Meetings

The Board may convene a special general meeting whenever in their judgment such a meeting is necessary to be held at such place, date and hour as fixed by a resolution of the Board.
22.
Requisitioned General Meetings

The Board shall, on the requisition of Shareholders holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.
23.
Notice

23.1
Notice of an annual general meeting stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Shareholders may be deemed to be present at such meeting, and the record date for determining the Shareholders entitled to vote at the meeting (if such date is different from the record date for determining Shareholders entitled to notice of the meeting) shall be given to each Shareholder entitled to vote at such meeting as of the record date for determining the Shareholders entitled to notice of the meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, unless otherwise provided by law or these Bye-Laws.

23.2
Notice of a special general meeting stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Shareholders may be deemed to be present at such meeting, the record date for determining the Shareholders entitled to vote at the meeting (if such date is different from the record date for determining Shareholders entitled to notice of the meeting), and the purpose or purposes of the meeting shall be given to each Shareholder entitled to vote at such meeting, as of the record date for determining the Shareholders entitled to notice of the meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, unless otherwise provided by law or these Bye-Laws.

23.3
The Board may fix any date as the record date for determining the Shareholders entitled to receive notice of and to vote at any general meeting.

23.4
An annual general meeting or special general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Shareholders entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

23.5
The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

24.
Giving Notice and Access

24.1
A notice may be given by the Company to a Shareholder:

(a)
by delivering it to such Shareholder in person; or

(b)
by sending it by letter mail or courier to such Shareholder’s address in the Register of Shareholders; or

(c)
by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Shareholder to the Company for such purpose; or

(d)
by publishing it on a website, and giving to such Shareholder a notice stating that the notice is available there. Such notice shall include the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website and may be given to such Shareholder by any of the means set out above.

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
24.2
Any notice required to be given to a Shareholder shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Shareholders and notice so given shall be sufficient notice to all the holders of such shares.

24.3
Any notice (save for one delivered in accordance with Bye-law 24.1(d)) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means.

24.4
In the case of information or documents delivered in accordance with Bye-law 24.1(d), service shall be deemed to have occurred when (a) the Shareholder is notified in accordance with that Bye-law and (b) the information or document is published on the website.

24.5
The Company shall be under no obligation to send a notice or other document to the address shown for any particular Shareholder in the Register of Shareholders if the Board considers that the legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange in, the territory in which that address is situated are such that it is necessary or expedient not to send the notice or document concerned to such Shareholder at such address and may require a Shareholder with such an address to provide the Company with an alternative acceptable address for delivery of notices by the Company.

24.6
The Company may deliver information or documents to a Shareholder via a website by notifying the Shareholder of the availability of such information or documents on such website and including on such notice the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

25.
Postponement or Cancellation of General Meeting

The Board may, and the Secretary on instruction from the Board shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned by the Shareholders under these Bye-laws) provided that notice of postponement or cancellation is given to the Shareholders before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Shareholder in accordance with these Bye-laws.
26.
Order of Business

26.1
Annual General Meetings.    At any annual general meeting, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual general meeting, and proposals of other business to be properly brought before an annual general meeting, nominations and proposals of other business must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly made at the annual general meeting, by or at the direction of the Board ~~or by any Existing Holder~~, or (iii) otherwise properly requested to be brought before the annual general meeting by a Shareholder ~~(other than an Existing Holder)~~ in accordance with the applicable provisions of Bye-laws 26, 27 and 28~~,~~ . For nominations of persons for election to the Board or proposals of other business to be properly requested by a Shareholder ~~other than any Existing Holder~~ to be made at an annual general meeting, a Shareholder must (A) be a Shareholder of record at the time of giving of notice of such annual general meeting by or at the direction of the Board and at the time of the annual general meeting, (B) be entitled to vote at such annual general meeting, and (C) comply with the procedures set forth in Bye-laws 27 and 28 as to such business or nomination. The immediately preceding sentence shall be the exclusive means for a Shareholder ~~other than any Existing Holder~~ to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Company’s notice of meeting) before an annual general meeting.

26.2
Special General Meetings.    At any special general meeting, only such business shall be conducted or considered as shall have been properly brought before the meeting pursuant to the Company’s notice of meeting. To be properly brought before a special general meeting, proposals of business must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
of the Board or (ii) otherwise properly brought before the special general meeting, by or at the direction of the Board ~~or by any Existing Holder~~. At any special general meeting, only such nominations of persons for election to the Board may be made at a special general meeting at which Directors are to be elected, as shall have been properly brought before the meeting. For nominations to be properly made at a special general meeting, nominations must be specified in the Company’s notice of meeting (or any supplement thereto), (x) by or at the direction of the Board ~~or by any Existing Holder~~ or (y) provided that the Board has determined that Directors shall be elected at such meeting, by any Shareholder ~~other than any Existing Holder~~ who (1) is a Shareholder of record at the time of giving of notice of such special meeting and at the time of the special meeting, (2) is entitled to vote at the meeting, and (3) ~~in the case of a Shareholder other than an Existing Holder,~~ complies with the procedures set forth in Bye-laws 27 and 28 as to such nomination.
26.3
Except as otherwise provided by law or these Bye-laws, the chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bye-laws and, if any proposed nomination or other business is not in compliance with these Bye-laws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

27.
Advance Notice of Shareholder Business and Nominations

27.1
Annual General Meeting.    Without qualification or limitation, for any nominations or any other business to be properly brought before an annual general meeting by a Shareholder ~~(other than any Existing Holder)~~ pursuant to Bye-law 26.1, the Shareholder must have given timely notice thereof and timely updates and supplements thereof in writing to the Secretary and such other business must otherwise be a proper matter for Shareholder action.

(a)
To be timely, a Shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the Shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual general meeting and not later than the close of business on the later of the 90th day prior to the date of such annual general meeting, or, if the first public announcement of the date of such annual general meeting is less than 100 days prior to the date of such annual general meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a Shareholder’s notice as described above.

(b)
In addition, to be timely, a Shareholder’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) Business Days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Company not later than five (5) Business Days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) Business Days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) Business Days prior to the meeting or any adjournment or postponement thereof.

27.2
Special General Meeting.    In the event the Company calls a special general meeting for the purpose of electing one or more Directors to the Board, any such Shareholder ~~(other than any Existing Holder)~~ may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, provided that the Shareholder’s notice with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Bye-Law 28) shall be delivered to the Secretary at the principal executive offices of the Company, not earlier than the close of business on the 120th day prior to the date of such special general meeting and not later

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
than the close of business on the later of the 90th day prior to the date of such special general meeting or, if the first public announcement of the date of such special general meeting is less than 100 days prior to the date of such special general meeting, the 10th day following the day on which public announcement is first made of the date of the special general meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting, or the public announcement thereof, commence a new time period for the giving of a Shareholder’s notice as described above.
27.3
Disclosure Requirements

(a)
To be in proper form, a Shareholder’s notice (whether given pursuant to Bye-law 26.1 or 26.2) to the Secretary must include the following, as applicable.

(i)
As to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a Shareholder’s notice must set forth: (A) the name and address of such Shareholder, as they appear on the Company’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (B) (1) the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such Shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Company, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Company, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Company, through the delivery of cash or other property, or otherwise, and without regard of whether the Shareholder of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Shareholder has a right to vote or direct the vote of any class or series of shares of the Company, (4) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Shareholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such Shareholder with respect to any class or series of the shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Company (“Short Interests”), (5) any rights to dividends on the shares of the Company owned beneficially by such Shareholder that are separated or separable from the underlying shares of the Company, (6) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (7) any performance-related fees (other than an asset-based fee) that such Shareholder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including without limitation any such interests held by members of such Shareholder’s immediate family sharing the same household, (8) any significant equity interests

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
or any Derivative Instruments or Short Interests in any principal competitor of the Company held by such shareholder, and (9) any direct or indirect interest of such Shareholder in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (C) any other information relating to such Shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;
(ii)
If the notice relates to any business other than a nomination of a Director or Directors that the Shareholder proposes to bring before the meeting, a Shareholder’s notice must, in addition to the matters set forth in paragraph (i) above, also set forth: (A) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such Shareholder and beneficial owner, if any, in such business, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration) and (C) a description of all agreements, arrangements and understandings between such Shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such Shareholder;

(iii)
As to each person, if any, whom the Shareholder proposes to nominate for election or reelection to the Board, a Shareholder’s notice must, in addition to the matters set forth in paragraph (i) above, also set forth: (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (B) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

(iv)
With respect to each person, if any, whom the Shareholder proposes to nominate for election or reelection to the Board, a Shareholder’s notice must, in addition to the matters set forth in paragraphs (i) and (iii) above, also include a completed and signed questionnaire, representation and agreement required by Bye-law 28. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee.

(b)
For purposes of this Bye-law, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(c)
Notwithstanding the foregoing provisions of this Bye-law, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bye-law; provided, however, that any references in these Bye-laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
pursuant to Bye-law 26. Nothing in this Bye-law shall be deemed to affect any rights (1) of Shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (2) of the holders of any series of Preference Shares if and to the extent provided for under law or these Bye-laws. Subject to Rule 14a-8 under the Exchange Act, nothing in these Bye-laws shall be construed to permit any Shareholder, or give any Shareholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of Director or Directors or any other business proposal.
28.
Submission of Questionnaire; Representation and Agreement

To be eligible to be a nominee for election or reelection as a Director, any person who has been proposed by a Shareholder ~~(other than any Existing Holder)~~ to be nominated pursuant to the procedures in Bye-law 27.1 or Bye-law 27.2 must deliver (in accordance with the applicable time periods prescribed for delivery of notice under Bye-law 27) to the Secretary at the principal executive offices of the Company a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Company.
~~29.~~
~~Existing Holders.~~

~~Notwithstanding Bye-laws 26 and 27, for any nominations or any other business to be properly brought before an annual or special general meeting by any Existing Holder, provided that the Secretary shall have first given the Existing Holder at least 30 days prior written notice of the date on which the Company proposes to distribute a proxy statement for such meeting to the Shareholders, the Existing Holder must have given notice of its intent to bring such nomination or other business before the meeting in writing to the Secretary at least 15 days prior to such proposed distribution date. Notwithstanding Bye-laws 26, 27 and 28, but subject to the terms of Applicable Law, any Existing Holder shall be entitled to nominate or replace their designee for appointment, election or reelection as a Director pursuant to, and in accordance with the terms of, the Shareholders’ Agreement without compliance by such Shareholder with the terms of Bye-laws 26, 27 and 28.~~
~~30.~~
29. Electronic Participation and Security at Meetings

~~30.1~~
29.1 Shareholders may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

~~30.2~~
29.2 The Board may, and at any general meeting, the chairman of such meeting may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions

~~31.~~
30. Quorum at General Meetings

~~31.1~~
30.1 At any general meeting two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided that if the Company shall at any time have only

 2019 Proxy Statement / B-23

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
one Shareholder, one Shareholder present in person or by proxy shall form a quorum for the transaction of business at any general meeting held during such time.
~~31.2~~
30.2 If within a half hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each Shareholder entitled to attend and vote thereat in accordance with these Bye-laws.

~~32.~~
31. Chairman of General Meetings

The Board shall, by resolution, nominate one of the Directors to act as chairman at all general meetings at which such person is present. In the absence of any such nomination or the Director nominated, a chairman shall be appointed or elected by those present at the meeting and entitled to vote.
~~33.~~
32. Voting on Resolutions

~~33.1~~
32.1 Subject to the Act and these Bye-laws, any question proposed for the consideration of the Shareholders at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

~~33.2~~
32.2 No Shareholder shall be entitled to vote at a general meeting unless such Shareholder has paid all the calls on all shares held by such Shareholder.

~~33.3~~
32.3 At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to these Bye-laws, every Shareholder present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

~~33.4~~
32.4 In the event that a Shareholder participates in a general meeting by telephone, electronic or other communication facilities or means, the chairman of the meeting shall direct the manner in which such Shareholder may cast his vote on a show of hands.

~~33.5~~
32.5 At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

~~33.6~~
32.6 At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

~~34.~~
33. Power to Demand a Vote on a Poll

~~34.1~~
33.1 Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)
the chairman of such meeting; or

(b)
at least three Shareholders present in person or represented by proxy; or

(c)
any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Shareholders having the right to vote at such meeting; or

(d)
any Shareholder or Shareholders present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~34.2~~
33.2 Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Shareholders are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

~~34.3~~
33.3 A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

~~34.4~~
33.4 Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Shareholders or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

~~35.~~
34. Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Shareholders.
~~36.~~ 35. Instrument of Proxy
~~36.1~~
35.1 An instrument appointing a proxy shall be in writing in substantially the following form or such other form as the chairman of the meeting shall accept:

Proxy
• (the “Company”)
I/We, [insert names here], being a Shareholder of the Company with [number] shares, HEREBY APPOINT [name] of  [address] or failing him, [name] of  [address] to be my/our proxy to vote for me/us at the meeting of the Shareholders to be held on the [    ] day of  [    ], 201[ ] and at any adjournment thereof. (Any restrictions on voting to be inserted here).
Signed this [      ] day of  [    ], 201[ ]

Shareholder(s)
~~36.2~~
35.2 The instrument appointing a proxy must be received by the Company at the Registered Office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid.

~~36.3~~
35.3 A Shareholder who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

~~36.4~~
35.4 The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

 2019 Proxy Statement / B-25

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~37.~~
36. Representation of Corporate Shareholder

~~37.1~~
36.1 A corporation which is a Shareholder may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Shareholder, and that Shareholder shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

~~37.2~~
36.2 Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Shareholder.

~~38.~~
37. Adjournment of General Meeting

~~38.1~~
37.1 The chairman of a general meeting may, with the consent of the Shareholders at any general meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting.

~~38.2~~
37.2 In addition, the chairman of a general meeting may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

(a)
it is likely to be impracticable to hold or continue that meeting because of the number of Shareholders wishing to attend who are not present; or

(b)
the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)
an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

~~38.3~~
37.3 Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Shareholder entitled to attend and vote thereat in accordance with these Bye-laws.

~~39.~~
38. Written Resolutions

~~39.1~~
38.1 Subject to these Bye-laws, anything which may be done by resolution of the Company in a general meeting or by resolution of a meeting of any class of the Shareholders may, without a meeting, be done by written resolution in accordance with this Bye-law.

~~39.2~~
38.2 Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Shareholders who would be entitled to attend a meeting and vote thereon. The accidental omission to give notice to, or the non-receipt of a notice by, any Shareholder does not invalidate the passing of a resolution.

~~39.3~~
38.3 A written resolution is passed when it is signed by, or in the case of a Shareholder that is a person, on behalf of, the Shareholders who at the date that the notice is given represent not less than the minimum number of votes that would be required to authorize or take such action if the resolution was voted on at a meeting of Shareholders at which all Shareholders entitled to attend and vote thereat were present and voting.

~~39.4~~
38.4 A resolution in writing may be signed in any number of counterparts

~~39.5~~
38.5 A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Shareholders, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Shareholders voting in favour of a resolution shall be construed accordingly.

~~39.6~~
38.6 A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

B-26 /

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~39.7~~
38.7 This Bye-law shall not apply to:

(a)
a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b)
a resolution passed for the purpose of removing a Director before the expiration of his term of office.

~~39.8~~
38.8 For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Shareholder that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Shareholder whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

~~40.~~
39. Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend, and be heard at any general meeting.
DIRECTORS AND OFFICERS
~~41.~~
40. Election of Directors

~~41.1~~
40.1 The Board of Directors shall be elected at the annual general meeting or at a special general meeting called for such purpose in accordance with the terms of these Bye-Laws~~; provided, however, that the appointment and election of Directors shall at all times be subject to the terms and conditions of the Shareholders’ Agreement~~.

~~41.2~~
40.2 ~~As at the date of adoption of these Bye-laws, the Board shall consist of seven Directors and thereafter~~The Board shall consist of such number of Directors being not less than seven but not more than eleven as shall be determined from time to time by resolution of the Board.

~~41.3~~
40.3 Where the number of persons validly proposed for re-election or election as a Director is greater than the number of Directors to be elected, the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors.

~~41.4~~
40.4 At any general meeting, ~~but in any case, subject to the Shareholders’ Agreement,~~ the Shareholders may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

~~41.5~~
40.5 A resolution for the appointment of two or more persons as Directors by a single resolution shall not be moved at any general meeting unless a resolution that it shall be so moved has first been agreed to by the meeting without any vote being given against it and any resolution moved in contravention of this position shall be void.

~~41.6~~
40.6 Notwithstanding the foregoing provisions of this Bye-law 40~~1~~, a Director may also be appointed or elected pursuant to the special rights that may be designated by the Board in respect of any issued Preference Shares pursuant to Bye-law 2.

~~42.~~
41. No Share Qualification

A Director shall not be required to hold any shares in the capital of the Company by way of qualification.
~~43.~~
42. Term of Office of Directors

The Directors shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three (3) classes, to be known as “Class I,” “Class II” and “Class III”, with each class to be apportioned as nearly equal in number as possible. Directors of Class I shall hold office until the next annual general meeting after the effectiveness of these Bye-laws, Directors of Class II shall hold office until the second annual general meeting after such effectiveness, and Directors of Class III shall hold office until the third annual general meeting after such effectiveness; provided, that the term of each Director shall continue until the election and qualification of a successor and be subject to such Director’s earlier death, resignation or removal. At each annual general meeting following such effectiveness, successors to the Directors of the class whose term of
 2019 Proxy Statement / B-27

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
office expires at such annual meeting shall be elected to hold office until the third succeeding annual general meeting, so that the term of office of only one class of Directors shall expire at each annual general meeting. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of Directors shorten the term of any incumbent director.
~~44.~~
43. Removal of Directors

~~44.1~~
43.1 Subject to any provision to the contrary in these Bye-laws ~~or the Shareholders’ Agreement~~, the Shareholders entitled to vote for the election of Directors may, at any general meeting convened and held in accordance with these Bye-laws, remove any one or more Directors, with or without cause by affirmative vote of at least a majority of the votes cast and in the event of an equality of votes the resolution shall fail, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director’s removal. ~~Notwithstanding the foregoing, with respect to the removal of a Director designated by an Existing Holder pursuant to the terms of the Shareholders’ Agreement, such Existing Holder may remove and replace any Director appointed by it at its sole election, with or without cause, in accordance with Section 6 of the Shareholders’ Agreement.~~

~~44.2~~
43.2 If a Director is removed from the Board under this Bye-law, ~~except as otherwise provided in the Shareholders’ Agreement,~~ the Shareholders may fill the vacancy at the meeting at which such Director is removed. In the absence of such election or appointment, the Board may fill the vacancy.

~~45.~~
44. Vacancy in the Office of Director

~~45.1~~
44.1 The office of Director shall be vacated if the Director:

(a)
is removed from office pursuant to Bye-law 43~~4~~ or is prohibited from being a Director by law;

(b)
is or becomes bankrupt or insolvent;

(c)
is or becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his office is vacated, or dies; or

(d)
resigns his office by notice to the Company.

~~45.2~~
44.2 Subject to Bye-laws 43~~4~~.2, 44~~5~~.3 ~~and the terms of the Shareholders’ Agreement~~, any vacancy on the Board arising (i) in accordance with Bye-law 44~~5~~.1, (ii) as a result of an increase in the number of Directors pursuant to Bye-law 40~~1~~.2 or (iii) otherwise, may be filled only by a majority of the Directors then in office. Any Director of any class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his or her predecessor.

~~45.3~~
44.3 ~~Subject to the terms of the Shareholders Agreement, if~~If no quorum of Directors remains, the Shareholders in a general meeting shall have the power to appoint any person as a Director to fill a vacancy.

~~46.~~
45. Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.
B-28 /

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~47.~~
46. Powers of the Board of Directors

The Board may:
(a)
appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)
exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)
appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)
appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)
by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)
procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)
designate one or more committees, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board, and each such committee to consist of one or more Directors, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board as may be delegated to such committee in the management of the business and affairs of the Company; provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time;

(h)
delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)
present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)
in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)
authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

~~48.~~
47. Fees, Gratuities And Pensions

~~48.1~~
47.1 The ordinary remuneration of the Directors office for their services (excluding amounts payable under any other provision of these Bye-laws) shall be determined by the Board and each such Director shall be paid a fee (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the Board. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to

 2019 Proxy Statement / B-29

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
these Bye-laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-law.
~~48.2~~
47.2 In addition to its powers under Bye-law 47~~8~~.1 the Board may (by establishment of or maintenance of schemes or otherwise) provide additional benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director or employee of the Company or any of its subsidiaries or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse and a former spouse) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

~~48.3~~
47.3 No Director or former Director shall be accountable to the Company or the Shareholders for any benefit provided pursuant to this Bye-law and the receipt of any such benefit shall not disqualify any person from being or becoming a Director of the Company.

~~49.~~
48. Register of Directors and Officers

The Secretary shall establish and maintain a Register of the Directors and Officers of the Company as required by the Act. The Register of the Directors and Officers shall be open to inspection without charge at the Registered Office of the Company on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each Business Day be allowed for inspection. The Register of the Directors and Officers may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.
~~50.~~
49. Appointment of Officers

The Board may appoint such officers (who may or may not be Directors) as the Board may determine.
~~51.~~
50. Appointment of the Observers

The Board shall designate the chief executive officer as a non-voting observer (the “CEO Observer”) to be present at all meetings of the Board and all committees thereof  (other than the audit committee and executive sessions of the Board and any committee thereof). The Company shall give the CEO Observer the same notice and information with respect to meetings of the Board and all committees thereof  (other than the audit committee and executive sessions of the Board and any committee thereof). ~~The Board shall designate the TPG Observer as a non-voting observer to be present at all meetings of the Board and all committees thereof  (other than the audit committee) and the TPG Observer shall have such other rights as provided in, and subject to the terms of, the Shareholders’ Agreement.~~
~~52.~~
51. Appointment of Secretary and Resident Representative

The Secretary and Resident Representative, if necessary, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary so appointed may be removed by the Board.
~~53.~~
52. Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.
~~54.~~
53. Duties of the Secretary

The duties of the Secretary shall be those prescribed by the Act together with such other duties as shall from time to time be prescribed by the Board.
~~55.~~
54. Remuneration of Officers

The Officers shall receive such remuneration as the Board may determine.
B-30 /

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~56.~~
55. Conflicts of Interest

~~56.1~~
55.1 Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company and such Director or such Director’s firm, partner or company shall be entitled to remuneration as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director’s firm, partner or company to act as Auditor to the Company.

~~56.2~~
55.2 A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

~~56.3~~
55.3 Following a declaration being made pursuant to this Bye-law, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum for such meeting.

~~56.4~~
55.4 Subject to the Act and any further disclosure required thereby, a general notice to the Directors by a Director or officer declaring that he is a director or officer or has an interest in any business entity and is to be regarded as interested in any transaction or arrangement made with that business entity shall be sufficient declaration of interest in relation to any transaction or arrangement so made.

~~57.~~
56. Indemnification and Exculpation of Directors and Officers.

~~57.1~~
56.1 To the fullest extent permitted by the Act, a Director shall not be liable to the Company or its Shareholders for breach of fiduciary duty as a Director.

~~57.2~~
56.2 Without limitation of any right conferred by Bye-law 56~~7~~.1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that such person is or was a Director, Officer or Resident Representative of the Company, or is or was serving at the request of the Company as a Director, Officer, Resident Representative, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity while serving as a Director, Officer, Resident Representative, employee or agent or in any other capacity while serving as a Director, Officer, Resident Representative, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Act (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, Officer or Resident Representative and shall inure to the benefit of the indemnitee’s heirs, testators, intestates, executors and administrators and Affiliates; provided, however, except as provided in Bye-law 56~~7~~.3 with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board. The right to indemnification conferred in this Bye-law 56~~7~~ shall be a contract right and shall include the right to be paid by the Company, the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Act requires, an advancement of expenses incurred by an indemnitee in his capacity as a Director, Officer or Resident Representative shall be made only upon delivery to the Company of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Bye-law or otherwise.

~~57.3~~
56.3 If a claim under Bye-law 56~~7~~.2 is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any

 2019 Proxy Statement / B-31

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Company to recover an advancement of expenses pursuant to the terms of an undertaking the Company shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Act. Neither the failure of the Company (including the Board, independent legal counsel, or the Shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Company, nor an actual determination by the Company (including the Board, independent legal counsel or the Shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Bye-law or otherwise shall be on the Company.
~~57.4~~
56.4 The rights to indemnification and to the advancement of expenses conferred in this Bye-law 56~~7~~ shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, from or through the Company, agreement, vote of Shareholders or disinterested Directors or otherwise.

~~57.5~~
56.5 The Company may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a Director, Officer, Resident Representative, employee or agent of the Company or any person who is or was serving at the request of the Company as a director, officer, resident representative, employer or agent of another company, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Act.

~~58. Business Opportunities of the Company~~
~~58.1~~
~~Subject to any express agreement that may from time to time be in effect, (x) any Director or Officer who is also an officer, director, employee, managing director or other affiliate of either Apollo Management VI, L.P. or any of its affiliates (“Apollo”), and/or TPG Capital, L.P. or any of its affiliates (“TPG”) and/or Genting Hong Kong Limited or any of its affiliates (“Genting”) (collectively, the “Managers”) and (y) the Managers and their affiliates, may, and shall have no duty not to, in each case on behalf of the Managers or their affiliates (the persons and entities in clauses (x) and (y), each a “Covered Manager Person”), to the fullest extent permitted by applicable law, (i) carry on and conduct, whether directly or indirectly, including as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, stockholder or member of any corporation or company, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Company, (ii) do business with any client, customer, vendor or lessor of any of the Company or its affiliates, and (iii) make investments in any kind of property in which the Company may make investments. To the fullest extent permitted by the Act, the Company hereby renounces any interest or expectancy of the Company to participate in any business of the Managers or their affiliates, and waives any claim against a Covered Manager Person and shall indemnify a Covered Manager Person against any claim that such Covered Manager Person is liable to the Company or its Shareholders for breach of any fiduciary duty solely by reason of such person’s or entity’s participation in any such business.~~

~~58.2~~
~~In the event that a Covered Manager Person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (x) the Covered Manager Person, in his or her Apollo-related capacity or TPG-related capacity or Genting-related capacity, as the case may be, or Apollo or TPG or Genting, to the fullest extent permitted by applicable law, as the case may be, or its affiliates and (y) the Company, the Covered Manager Person shall not have any duty to offer or communicate information regarding such corporate opportunity to the Company. To the fullest extent permitted by the Act, the Company hereby renounces any interest or expectancy of the Company in such~~

B-32 /

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~corporate opportunity and waives any claim against each Covered Manager Person and shall indemnify a Covered Manager Person against any claim, that such Covered Manager Person is liable to the Company or its Shareholders for breach of any fiduciary duty solely by reason of the fact that such Covered Manager Person (i) pursues or acquires any corporate opportunity for its own account or the account of any affiliate, (ii) directs, recommends, sells, assigns, or otherwise transfers such corporate opportunity to another person or (iii) does not communicate information regarding such corporate opportunity to the Company, provided, however, in each case, that any corporate opportunity which is expressly offered to a Covered Manager Person in writing solely in his or her capacity as an officer or Director shall belong to the Company.~~
~~58.3~~
~~Any person or entity purchasing or otherwise acquiring any interest in any shares in the capital of the Company shall be deemed to have notice of and to have consented to the provisions of this Bye-law 58~~.

~~58.4~~
~~This Bye-law 58 may not be amended, modified or repealed without the prior written consent of each of the Managers.~~

MEETINGS OF THE BOARD OF DIRECTORS
~~59.~~
57. Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.
~~60.~~
58. Notice of Board Meetings

A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board shall be deemed to be duly given to a Director~~,~~ and the CEO Observer ~~and the TPG Observer~~ if it is given to such Director or~~,~~ the CEO Observer ~~or the TPG Observer~~, as the case may be, orally (including in person or by telephone) or otherwise communicated or sent to such Director or~~,~~ the CEO Observer ~~or the TPG Observer~~, as the case may be, by post, electronic means or other mode of representing words in a visible form at such Director’s or~~,~~ the CEO Observer’s ~~or the TPG Observer’s~~, as the case may be, last known address or in accordance with any other instructions given by such Director or~~,~~ the CEO Observer ~~or the TPG Observer~~, as the case may be, to the Company for this purpose.
~~61.~~
59. Electronic Participation in Meetings

Directors and~~,~~ the CEO Observer ~~and the TPG Observer~~ may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.
~~62.~~
60. Quorum at Board Meetings

~~Subject to the terms of the Shareholders’ Agreement, t~~The quorum necessary for the transaction of business at a meeting of the Board shall be the presence of a majority of Directors on the Board from time to time.
63. 61. Board to Continue in the Event of Vacancy
The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of  (i) summoning a general meeting; or (ii) preserving the assets of the Company.
~~64.~~
62. Chairman to Preside

Unless otherwise agreed by a majority of the Directors attending, the Chairman of the Company, if there be one, shall act as chairman at all meetings of the Board at which such person is present. In the absence of the Chairman of the Company, a chairman shall be appointed or elected by the Directors present at the meeting.
 2019 Proxy Statement / B-33

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~65.~~
63. Written Resolutions

A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.
~~66.~~
64. Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in an annual general meeting or a special general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.
CORPORATE RECORDS
~~67.~~
65. Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:
(a)
of all elections and appointments of Officers;

(b)
of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)
of all resolutions and proceedings of annual general meetings and special general meetings of the Shareholders, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

~~68.~~
66. Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the Registered Office of the Company.
~~69.~~
67. Form and Use of Seal

~~69.1~~
67.1 The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

~~69.2~~
67.2 A seal may, but need not, be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of  (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

~~69.3~~
67.3 A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS
~~70.~~
68. Books of Account

~~70.1~~
68.1 The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)
all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)
all sales and purchases of goods by the Company; and

(c)
all assets and liabilities of the Company.

~~70.2~~
68.2 Such records of account shall be kept at the Registered Office of the Company, or subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

B-34 /

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~71.~~
69. Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.
AUDITS
~~72.~~
70. Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.
~~73.~~
71. Appointment of Auditor

~~73.1~~
71.1 Subject to the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Shareholders shall be appointed by them as Auditor of the accounts of the Company.

~~73.2~~
71.2 The Auditor may be a Shareholder but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

~~74.~~
72. Remuneration of Auditor

Save in the case of an Auditor appointed pursuant to Bye-law 78~~80~~, the remuneration of the Auditor shall be fixed by the Company in a general meeting or in such manner as the Shareholders may determine. In the case of an Auditor appointed pursuant to Bye-law 78~~80~~, the remuneration of the Auditor shall be fixed by the Board.
~~75.~~
73. Duties of Auditor

~~75.1~~
73.1 The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

~~75.2~~
73.2 The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

~~76.~~
74. Change to the Company’s Auditors

No change to the Company’s Auditors may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a Resolution.
~~77.~~
75. Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.
~~78.~~
76. Financial Statements

Subject to any rights to waive laying of accounts pursuant to the Act, financial statements as required by the Act shall be laid before the Shareholders in a general meeting. A resolution in writing made in accordance with Bye-law 38~~9~~ receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Shareholders in a general meeting.
~~79.~~
77. Distribution of Auditor’s Report

The report of the Auditor shall be submitted to the Shareholders in a general meeting.
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APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~80.~~
78. Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the Auditor, such Auditor to act until the next annual general meeting.
VOLUNTARY WINDING-UP AND DISSOLUTION
~~81.~~
79. Winding-Up

If the Company shall be wound up the liquidator may, with the sanction of a Resolution, divide amongst the Shareholders in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Shareholders as the liquidator shall think fit, but so that no Shareholder shall be compelled to accept any shares or other securities or assets whereon there is any liability.
CHANGES TO CONSTITUTION
~~82.~~
80. Changes to Bye-laws

No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a Resolution~~; provided, that in no event shall any action be permitted to be taken pursuant to this Bye-law 82 that would affect any of the rights or obligations of any Existing Holder under the Shareholders’ Agreement without the prior written consent of such Existing Holder~~.
~~83.~~
81. Changes to the Memorandum of Association

No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until same has been approved by a resolution of the Board and by a Resolution~~; provided, that in no event shall any action be permitted to be taken pursuant to this Bye-law 83 that would affect any of the rights or obligations of any Existing Holder under the Shareholders’ Agreement without the prior written consent of such Existing Holder~~.
~~84.~~
82. Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.
B-36 /

APPENDIX B — PROPOSED AMENDED AND RESTATED BYE-LAWS
~~SCHEDULE I~~
~~[Attached Agreed Form Shareholders’ Agreement]~~
 2019 Proxy Statement / B-37

MISSION

To provide exceptional vacation experiences, delivered by passionate team members committed to world-class hospitality and innovation.

VISION

To be the vacation of choice for everyone around the world.

VALUES

Flawless Execution, Dedication to Family and Community, Spirit of Entrepreneurship, Financial Excellence and Environmental Stewardship.

NCL NORWEGIAN CRUISE LINE® OCEANIA CRUISES® Regent SEVEN SEAS CRUISES®

©2019 Norwegian Cruise Line Holdings Ltd. Ships' Registry: Bahamas, Marshall Islands and USA 39140 3/19

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E76160-P22407 For Against Abstain ! ! ! ! ! ! ! ! ! 2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers 3. Approval of the amendment and restatement of our bye-laws to delete obsolete provisions 1a. Frank J. Del Rio 1b. Chad A. Leat 1c. Steve Martinez 1. Election of Class III Directors The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. NORWEGIAN CRUISE LINE HOLDINGS LTD. Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1d. Pamela Thomas-Graham ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain 4. Ratification of the appointment of PricewaterhouseCoopers ! ! ! LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2019 and the determination of PwC’s remuneration by our Audit Committee NORWEGIAN CRUISE LINE HOLDINGS LTD. 7665 CORPORATE CENTER DRIVE MIAMI, FL 33126 Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E76161-P22407 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to Be Held on June 13, 2019: Our Proxy Statement and our 2018 Annual Report to Shareholders are available electronically at www.nclhltdinvestor.com or at www.proxyvote.com. NORWEGIAN CRUISE LINE HOLDINGS LTD. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2019 The undersigned hereby appoints Mark A. Kempa and Faye Ashby, and each of them, as proxies for the undersigned, each with full power of substitution and with the authority in each to act in the absence of the other, to represent and to vote on behalf of the undersigned all the ordinary shares of Norwegian Cruise Line Holdings Ltd. which the undersigned is entitled to vote if personally present at the Annual General Meeting of Shareholders, to be held on June 13, 2019, and at any postponement or adjournment thereof, upon the proposals listed on the reverse side and all other matters coming before the meeting. The proposals listed on the reverse side are described in the Proxy Statement for the Annual General Meeting of Shareholders, which is being furnished to all shareholders of record as of the close of business on April 1, 2019. This proxy, when properly signed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is properly signed and returned but no direction is given, this proxy will be voted “FOR” each of the nominees named in Proposal 1 and “FOR” each of Proposals 2, 3 and 4. Whether or not direction is made, each of the proxies is authorized to vote in his or her discretion on such other business as may properly come before the Annual General Meeting of Shareholders or any postponement or adjournment thereof. YOUR VOTE IS IMPORTANT! PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU CHOOSE TO VOTE THESE ORDINARY SHARES BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO RETURN THIS PROXY CARD. Continued and to be signed on reverse side